Lazard Funds



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Lazard Funds
Prospectus


MAY 1, 2005







As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                                   [LAZARD LOGO]

           PRIVACY NOTICE REGARDING SHAREHOLDER FINANCIAL INFORMATION

         The Lazard Funds, Inc. (the "Fund") recognizes and appreciates the importance of respecting the privacy of our shareholders. Our shareholders' trust is our most important asset, and we are committed to safeguarding against the unauthorized use of, and access to, shareholder information. This Privacy Notice explains our current policies and practices with respect to non-public personal information of our prospective, current and former shareholders.

         In order to adequately service its shareholders, the Fund regularly collects certain non-public personal information about its shareholders. We limit the collection of information to the minimum amount required to deliver useful products and superior service to our shareholders, to comply with legal requirements and to support our business needs. We may collect non-public personal information about you from the following sources:

o Information we receive from you on applications, questionnaires or other forms, including, but not limited to, your name, address, social security or other tax identification number, age, employment information, assets owned and income.

o Information about your transactions with us, our affiliates or others, such as your account balance and holdings, payment history and transaction information.

o Information we may receive from our due diligence, such as your creditworthiness and your credit history.

o  Information obtained from our communications and correspondence with you.

         The Fund does not disclose any non-public personal information about its shareholders or former shareholders to any third party, except as required by law. The Fund may, however, disclose such non-public personal information to its affiliates in order to provide products or services to you or to support our business needs. In order to maintain the confidentiality of such information, we restrict access to non-public information about our shareholders to those employees who need to know that information. We maintain physical, electronic and procedural safeguards to guard the non-public personal information of our shareholders and former shareholders.

         Please note that the Fund will treat your information as confidential, as described above. It is not necessary for you to respond to this notice or to separately request confidentiality.

TABLE OF CONTENTS
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
                                           PAGE

                                           ---------------------------------------------------
                                              1   OVERVIEW
                                           ---------------------------------------------------

CAREFULLY REVIEW THIS IMPORTANT SECTION    ---------------------------------------------------
FOR INFORMATION ON THE PORTFOLIOS'            3   INVESTMENT OBJECTIVE, STRATEGIES,
INVESTMENT OBJECTIVES, STRATEGIES,                RISK/RETURN AND EXPENSES
RISKS, PAST PERFORMANCE AND FEES.          ---------------------------------------------------

                                              3   Lazard Equity Portfolio

                                              5   Lazard U.S. Strategic Equity Portfolio

                                              8   Lazard Mid Cap Portfolio

                                             11   Lazard Small Cap Portfolio

                                             14   Lazard International Equity Portfolio

                                             17   Lazard International Equity Select Portfolio

                                             20   Lazard International Small Cap Portfolio

                                             23   Lazard Emerging Markets Portfolio

                                             26   Lazard Bond Portfolio

                                             29   Lazard High Yield Portfolio

REVIEW THIS SECTION FOR DETAILS ON THE     ---------------------------------------------------
PEOPLE AND ORGANIZATIONS WHO OVERSEE         32   FUND MANAGEMENT
THE PORTFOLIOS.                            ---------------------------------------------------

                                             32   Investment Manager

                                             32   Principal Portfolio Managers

                                             33   Administrator

                                             33   Distributor

                                             33   Custodian
REVIEW THIS SECTION FOR DETAILS ON HOW
SHARES ARE VALUED, HOW TO PURCHASE,        ---------------------------------------------------
SELL AND EXCHANGE SHARES, RELATED            33   SHAREHOLDER INFORMATION
CHARGES AND PAYMENTS OF DIVIDENDS          ---------------------------------------------------
AND DISTRIBUTIONS.
                                             33   General

                                             34   How to Buy Shares

                                             36   Distribution and Servicing Arrangements

                                             36   How to Sell Shares

                                             37   Investor Services

                                             37   General Policies

                                             37   Account Policies, Dividends and Taxes

                                           PAGE

                                           ---------------------------------------------------
REVIEW THIS SECTION FOR RECENT FINANCIAL     39   FINANCIAL HIGHLIGHTS
INFORMATION.                               ---------------------------------------------------

                                           ---------------------------------------------------
                                             50   PERFORMANCE INFORMATION FOR RELATED
                                                  ACCOUNTS
                                           ---------------------------------------------------

                                           ---------------------------------------------------
WHERE TO LEARN MORE ABOUT THE PORTFOLIOS.         BACK COVER
                                           ---------------------------------------------------




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   LAZARD ASSET MANAGEMENT LLC SERVES AS EACH PORTFOLIO'S INVESTMENT MANAGER.
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

                                    OVERVIEW
--------------------------------------------------------------------------------

The Portfolios

The Lazard Funds, Inc. (the "Fund") consists of ten separate Portfolios which are being offered through this Prospectus. Each Portfolio has its own investment objective, strategies, and risk/return and expense profile. Because you could lose money by investing in a Portfolio, be sure to read all risk disclosures carefully before investing.

You should be aware that the Portfolios:

o  are not bank deposits

o are not guaranteed, endorsed or insured by any bank, financial institution or government entity, such as the Federal Deposit Insurance Corporation

o  are not guaranteed to achieve their stated goals

Each Portfolio offers Institutional Shares and Open Shares (except Bond Portfolio, which currently offers only Institutional Shares). Institutional Shares and Open Shares have different investment minimums and different expense ratios.

INFORMATION ON EACH PORTFOLIO'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMI-ANNUAL REPORT (SEE BACK COVER).

Who May Want to Invest?

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EQUITY PORTFOLIOS
--------------------------------------------------------------------------------

Lazard Equity Portfolio
Lazard U.S. Strategic Equity Portfolio
Lazard Mid Cap Portfolio
Lazard Small Cap Portfolio
Lazard International Equity Portfolio
Lazard International Equity Select Portfolio
Lazard International Small Cap Portfolio
Lazard Emerging Markets Portfolio

These Portfolios invest primarily in equity securities, including common stocks, preferred stocks and convertible securities. The Portfolios' investment manager, Lazard Asset Management LLC (the "Investment Manager"), seeks to identify undervalued securities and focuses on individual stock selection rather than on general stock market trends.

In general, the Investment Manager believes that the securities in which the Portfolios invest have one or more of the following characteristics:

o  are undervalued relative to their earnings, cash flow or asset values

o have an attractive price/value relationship and a catalyst that has the potential to enhance value, such as a change in management or a new product offering

o are out of favor due to circumstances which are unlikely to harm the company's franchise or earnings power

o  have low projected price-to-earnings or price-to-cash flow multiples

The Investment Manager typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or otherwise falls short of the Investment Manager's expectations.

Value stocks involve the risk that they may never reach what the Investment Manager believes is their full market value. They also may decline in price, even though in theory they are already undervalued.

Under adverse market conditions, a Portfolio could invest some or all of its assets in money market securities. The Portfolio might do this to seek to avoid or mitigate losses, but it may result in the Portfolio not achieving its investment objective.

Consider investing in these Portfolios if you are:

o  pursuing a long-term goal such as retirement

o  looking to add an equity component to your investment portfolio

o willing to accept the higher risks of investing in the stock market in exchange for potentially higher long-term returns

These Portfolios may not be appropriate if you are:

o  pursuing a short-term goal or investing emergency reserves

o  uncomfortable with an investment that will fluctuate in value

--------------------------------------------------------------------------------
FIXED-INCOME PORTFOLIOS
--------------------------------------------------------------------------------

Lazard Bond Portfolio
Lazard High Yield Portfolio

These Portfolios invest in a variety of fixed-income securities. The Portfolios are constructed using a bottom-up discipline in which the Investment Manager follows a systematic process to seek out undervalued opportunities within each sector. Securities are evaluated based on their fundamental and structural characteristics. Valuation analysis is tailored to the specific asset class, but may include credit research, prepayment or call options, maturity, duration, coupon, currency and country risks.

The Investment Manager assigns a relative yield spread target to each security purchased, which reflects the trading level at which the Investment Manager believes the security is fully valued. Targets are reviewed periodically, and performance is evaluated on an ongoing basis. The Investment Manager typically sells a security for any of the following reasons:

o the yield spread declines to a level at which the Investment Manager believes the security no longer reflects relative value

o the original underlying investment conditions are no longer valid, including a change in the fundamental rationale for the purchase

o in the opinion of the Investment Manager, the security's respective asset category or sector has become overvalued relative to investment risks

Under adverse market conditions, a Portfolio could invest some or all of its assets in money market securities. The Portfolio might do this to seek avoid or mitigate losses, but it may result in the Portfolio not achieving its investment objective.

Consider investing in these Portfolios if you are:

o  looking to add a monthly income component to your investments

o  seeking potentially higher returns than those offered by money market funds

o  willing to accept the risks of price and dividend rate fluctuations

These Portfolios may not be appropriate if you are:

o  investing emergency reserves

o  uncomfortable with an investment that will fluctuate in value

           INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES
--------------------------------------------------------------------------------

LAZARD EQUITY PORTFOLIO

TICKER SYMBOL

LZEQX (Institutional)
LZEOX (Open)

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily in equity securities, principally common stocks, of relatively large U.S. companies with market capitalizations in the range of companies included in the S&P 500(R) Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities. The Portfolio also may invest up to 15% of its total assets in non-U.S. equity securities that trade in U.S. markets.

The Portfolio may engage, to a limited extent, in various investment techniques, such as lending portfolio securities.

PRINCIPAL INVESTMENT RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer's value. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.


The accompanying bar chart and table provide some indication of the risks of investing in Lazard Equity Portfolio by showing the Portfolio's annual and long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares (before and after taxes) and Open Shares over time to that of the S&P 500 Index, an unmanaged, market capitalization-weighted index of 500 common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.


                        PERFORMANCE BAR CHART AND TABLE
                        -------------------------------
                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES

            (THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE)

 37.69   19.91   25.13   17.31   4.23    -2.64   -5.9   -16.84   25.37   12.49
 -----   -----   -----   -----   ----    -----   ----   ------   -----   -----
 1995    1996    1997    1998    1999    2000    2001    2002    2003    2004


--------------------------------------------------------------------------------
   Best quarter:            12/31/98          21.97%
   Worst quarter:            9/30/01         (15.14)%
--------------------------------------------------------------------------------

After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2004)

                         INCEPTION     PAST        PAST        PAST         SINCE
EQUITY PORTFOLIO            DATE       YEAR       5 YEARS    10 YEARS     INCEPTION
---------------------------------------------------------------------------------------
INSTITUTIONAL SHARES:      6/1/87
---------------------------------------------------------------------------------------
 RETURNS BEFORE TAXES                  12.49%      1.45%      10.50%        10.34%
---------------------------------------------------------------------------------------
 RETURNS AFTER TAXES
   ON DISTRIBUTIONS                    12.32%      (.17)%      8.00%         8.16%
---------------------------------------------------------------------------------------
 RETURNS AFTER TAXES
   ON DISTRIBUTIONS
   AND SALE OF
   PORTFOLIO SHARES                     8.33%       .53%       7.96%         8.04%
---------------------------------------------------------------------------------------
OPEN SHARES:               2/5/97      12.09%      1.14%        N/A          5.52%
---------------------------------------------------------------------------------------
S&P 500 INDEX                          10.88%     (2.30)%     12.07%        11.05%
                                                                        (Institutional)
                                                                             7.72%
                                                                            (Open)
---------------------------------------------------------------------------------------


FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.



                                        INSTITUTIONAL                OPEN
                                            SHARES                  SHARES
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION FEES
Maximum Redemption Fee
(as a % of amount redeemed)
CHARGED ONLY WHEN SELLING OR
EXCHANGING SHARES YOU HAVE
OWNED FOR 30 DAYS OR LESS.                   1.00%                  1.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES
--------------------------------------------------------------------------------
Management Fees                               .75%                   .75%
--------------------------------------------------------------------------------
Distribution and
Service (12b-1) Fees                          None                   .25%
--------------------------------------------------------------------------------
Other Expenses                                .23%                   .32%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                            .98%                  1.32%
--------------------------------------------------------------------------------


EXPENSE EXAMPLE

Use the accompanying table to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o  $10,000 initial investment

o  5% annual return each year

o  redemption at the end of each period

o  no changes in operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.



                                       1          3          5           10
LAZARD EQUITY PORTFOLIO              YEAR       YEARS       YEARS       YEARS

INSTITUTIONAL SHARES                 $100       $312        $542       $1,201
--------------------------------------------------------------------------------
OPEN SHARES                          $134       $418        $723       $1,590
--------------------------------------------------------------------------------

           INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES
--------------------------------------------------------------------------------

LAZARD U.S. STRATEGIC EQUITY PORTFOLIO

TICKER SYMBOL

LZUSX (Institutional)
LZUOX (Open)

INVESTMENT OBJECTIVE
The Portfolio seeks long-term capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily in equity securities, principally common stocks, of U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. Although the Portfolio generally focuses on large-size companies, the market capitalizations of issuers in which the Portfolio invests may vary with market conditions. The Portfolio will have opportunistic exposure to mid cap companies. The Investment Manager considers "mid cap companies" to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell Midcap(R) Index. From time to time, the Portfolio may invest in companies with market capitalizations as small as $500 million.


Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of U.S. companies. The Portfolio may invest up to 15% of its total assets in non-U.S. equity securities.

The Portfolio may engage, to a limited extent, in various investment techniques, such as lending portfolio securities.

PRINCIPAL INVESTMENT RISKS


While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer's value. Mid cap and small cap companies may carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established, companies. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

The shares of mid cap and small cap companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate. Some of the Portfolio's investments will rise and fall based only on investor perception.


Because the Portfolio will invest in a smaller number of issuers than other, more diversified investment portfolios, the Portfolio's net asset value may be relatively more susceptible to adverse effects from any single corporate, economic, market, political or regulatory occurrence than if the Portfolio's investments consisted of a larger number of securities.

Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

                         PERFORMANCE BAR CHART AND TABLE
--------------------------------------------------------------------------------


Because the Portfolio commenced investment operations on December 30, 2004, no performance returns are presented in this part of the Prospectus. Annual performance returns provide some indication of the risks of investing in the Portfolio by showing changes in performance from year to year. Comparison of Portfolio performance to an appropriate index indicates how the Portfolio's average annual returns compare with those of a broad measure of market performance.



FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.


                                        INSTITUTIONAL                OPEN
                                            SHARES                  SHARES
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES
Maximum Redemption Fee
(as a % of amount redeemed)
CHARGED ONLY WHEN SELLING OR
EXCHANGING SHARES YOU HAVE
OWNED FOR 30 DAYS OR LESS.                   1.00%                   1.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES
--------------------------------------------------------------------------------
Management Fees                               .85%                    .85%
--------------------------------------------------------------------------------
Distribution and
Service (12b-1) Fees                          None                    .25%
--------------------------------------------------------------------------------
Other Expenses*                               .65%                    .70%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                           1.50%                   1.80%
--------------------------------------------------------------------------------
Fee Waivers and Expenses
Reimbursement**                               .25%                    .25%
--------------------------------------------------------------------------------
Net Expenses**                               1.25%                   1.55%
--------------------------------------------------------------------------------


 * "Other Expenses" are based on estimated amounts for the current fiscal year.

** Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, to reimburse the Portfolio through December 31, 2005, to the extent Total Annual Portfolio Operating Expenses exceed 1.25% and 1.55% at the average daily net assets at the Portfolio's Institutional Shares and Open Shares, respectively.

EXPENSE EXAMPLE

Use the accompanying table to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o  $10,000 initial investment

o  5% annual return each year

o  redemption at the end of each period

o no changes in operating expenses, except for the first year of the periods reflected in the table, which is based on the net expenses pursuant to the contractual agreement

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.



LAZARD U.S. STRATEGIC                  1          3           5          10
EQUITY PORTFOLIO                     YEAR       YEARS       YEARS       YEARS

INSTITUTIONAL SHARES                 $127       $450        $795       $1,769
--------------------------------------------------------------------------------
OPEN SHARES                          $158       $542        $952       $2,095
--------------------------------------------------------------------------------

           INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES
--------------------------------------------------------------------------------

LAZARD MID CAP PORTFOLIO

TICKER SYMBOL

LZMIX (Institutional)
LZMOX (Open)

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio invests primarily in equity securities, principally common stocks, of mid cap U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers "mid cap companies" to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell Midcap(R) Index. Because mid cap companies are defined by reference to an index, the market capitalizations of companies in which the Portfolio may invest may vary with market conditions.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of medium-size (mid cap) companies. The Portfolio may invest up to 20% of its assets in the equity securities of larger capitalization companies. The Portfolio may also invest up to 15% of its total assets in non-U.S. equity securities.


The Portfolio may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

PRINCIPAL INVESTMENT RISKS


While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer's value. Mid cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established, companies. The value of your investment in the Portfolio will fluctuate, which means you could lose money.


Some of the Portfolio's investments will rise and fall based only on investor perception. And, while investments in value stocks may limit downside risk over time, the Portfolio may, as a trade-off, produce smaller gains than riskier stock funds.

Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity.

While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it also may use these transactions to increase returns. However, there is the risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Mid Cap Portfolio by showing the Portfolio's annual and long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares (before and after taxes) and Open Shares over time to that of the Russell Midcap Index, an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000(R) Index (which consists of the 1,000 largest U.S. companies by capitalization). Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.


                         PERFORMANCE BAR CHART AND TABLE
--------------------------------------------------------------------------------

            (THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE)

     3.65       4.38       22.44      12.85     -14.47      29.03      24.97
     ----       ----       -----      -----     ------      -----      -----
     1998       1999       2000       2001       2002       2003       2004


--------------------------------------------------------------------------------
   Best quarter:            12/31/01          18.93%
   Worst quarter:            9/30/98         (16.68)%
--------------------------------------------------------------------------------



After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2004)

                                     INCEPTION     PAST        PAST         SINCE
MID CAP PORTFOLIO                      DATE        YEAR       5 YEARS     INCEPTION
--------------------------------------------------------------------------------------
INSTITUTIONAL SHARES:                 11/4/97
--------------------------------------------------------------------------------------
 RETURNS BEFORE TAXES                              24.97%      13.77%       11.06%
 RETURNS AFTER TAXES
   ON DISTRIBUTIONS                                22.96%      10.49%        8.64%
--------------------------------------------------------------------------------------
 RETURNS AFTER TAXES
   ON DISTRIBUTIONS AND
   SALE OF PORTFOLIO SHARES                        17.71%       9.89%        8.12%
--------------------------------------------------------------------------------------
OPEN SHARES:                          11/4/97      24.59%      13.41%       10.71%
--------------------------------------------------------------------------------------
RUSSELL MIDCAP INDEX                               20.22%       7.59%        9.65%
--------------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.



                                         INSTITUTIONAL               OPEN
                                            SHARES                  SHARES
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION FEES
Maximum Redemption Fee
(as a % of amount redeemed)
CHARGED ONLY WHEN SELLING OR
EXCHANGING SHARES YOU HAVE
OWNED FOR 30 DAYS OR LESS.                   1.00%                   1.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES
--------------------------------------------------------------------------------
Management Fees                               .75%                    .75%
--------------------------------------------------------------------------------
Distribution and
Service (12b-1) Fees                          None                    .25%
--------------------------------------------------------------------------------
Other Expenses                                .38%                    .45%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                           1.13%                   1.45%
--------------------------------------------------------------------------------
Fee Waiver and Expense
Reimbursement*                                .08%                    .10%
--------------------------------------------------------------------------------
Net Expenses*                                1.05%                   1.35%
--------------------------------------------------------------------------------


* Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2005, to the extent Total Annual Portfolio Operating Expenses exceed 1.05% and 1.35% of the average daily net assets of the Portfolio's Institutional Shares and Open Shares, respectively.



EXPENSE EXAMPLE

Use the accompanying table to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o  $10,000 initial investment

o  5% annual return each year

o  redemption at the end of each period

o no changes in operating expenses, except for the first year of the periods reflected in the table, which is based on the net expenses pursuant to the contractual agreement

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.



LAZARD MID CAP                         1          3           5          10
PORTFOLIO                            YEAR       YEARS       YEARS       YEARS

INSTITUTIONAL SHARES                 $107       $351        $615       $1,367
--------------------------------------------------------------------------------
OPEN SHARES                          $137       $449        $783       $1,727
--------------------------------------------------------------------------------

           INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES
--------------------------------------------------------------------------------

LAZARD SMALL CAP PORTFOLIO

TICKER SYMBOL

LZSCX (Institutional)
LZCOX (Open)

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The Portfolio invests primarily in equity securities, principally common stocks, of relatively small U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers "small cap companies" to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2000(R) Index (up to $6.45 billion as of March 31, 2005). Because small cap companies are defined by reference to an index, the market capitalizations of companies in which the Portfolio may invest may vary with market conditions.


Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap companies. These securities generally have, in the Investment Manager's opinion, one or more of the following characteristics:

o  the potential to become a larger factor in the company's business sector

o  significant debt but high levels of free cash flow

o a relatively short corporate history with the expectation that the business may grow

The Portfolio may invest up to 20% of its assets in equity securities of larger U.S. companies.

The Portfolio may engage, to a limited extent, in various investment techniques, such as lending portfolio securities.

PRINCIPAL INVESTMENT RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer's value. Small cap companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

The shares of smaller companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate. Some of the Portfolio's investments will rise and fall based only on investor perception.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Small Cap Portfolio by showing the Portfolio's annual and long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares (before and after taxes) and Open Shares over time to that of the Russell 2000 Index, an unmanaged index comprised of the 2,000 smallest U.S. companies included in the Russell 3000(R) Index (which consists of the 3,000 largest U.S. companies by capitalization). Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and taxes) does not indicate how the Portfolio will perform in the future.


                        PERFORMANCE BAR CHART AND TABLE
                        -------------------------------

                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES

            (THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE)

21.52   23.93   28.06   -12.62   1.77    15.89   18.06   -17.97   38.92   15.28
-----   -----   -----   ------   ----    -----   -----   ------   -----   -----
1995    1996    1997     1998    1999    2000    2001     2002    2003    2004


--------------------------------------------------------------------------------
   Best quarter:             6/30/99          20.40%
   Worst quarter:            9/30/98         (23.53)%
--------------------------------------------------------------------------------



After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2004)


                          INCEPTION        PAST       PAST        PAST        SINCE
SMALL CAP PORTFOLIO         DATE           YEAR      5 YEARS    10 YEARS    INCEPTION
------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES:     10/30/91
------------------------------------------------------------------------------------------
 RETURNS BEFORE TAXES                     15.28%      12.44%     11.92%       13.56%
------------------------------------------------------------------------------------------
 RETURNS AFTER TAXES
   ON DISTRIBUTIONS                       11.85%      10.19%      9.52%       11.15%
------------------------------------------------------------------------------------------
 RETURNS AFTER TAXES
   ON DISTRIBUTIONS
   AND SALE OF
   PORTFOLIO SHARES                       12.97%       9.83%      9.26%       10.80%
------------------------------------------------------------------------------------------
OPEN SHARES:               1/30/97        14.90%      12.22%       N/A         8.99%
------------------------------------------------------------------------------------------
RUSSELL 2000 INDEX                        18.33%       6.61%     11.54%       11.66%
                                                                         (Institutional)
                                                                               8.82%
                                                                              (Open)
------------------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.



                                         INSTITUTIONAL               OPEN
                                            SHARES                  SHARES
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION FEES
Maximum Redemption Fee
(as a % of amount redeemed)
CHARGED ONLY WHEN SELLING OR
EXCHANGING SHARES YOU HAVE
OWNED FOR 30 DAYS OR LESS.                   1.00%                   1.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES
--------------------------------------------------------------------------------
Management Fees                               .75%                    .75%
--------------------------------------------------------------------------------
Distribution and
Service (12b-1) Fees                          None                    .25%
--------------------------------------------------------------------------------
Other Expenses                                .11%                    .18%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                            .86%                   1.18%
--------------------------------------------------------------------------------



EXPENSE EXAMPLE

Use the accompanying table to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o  $10,000 initial investment

o  5% annual return each year

o  redemption at the end of each period

o  no changes in operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.




LAZARD SMALL CAP                       1          3           5          10
PORTFOLIO                            YEAR       YEARS       YEARS       YEARS

INSTITUTIONAL SHARES                 $ 88       $274        $477       $1,061
--------------------------------------------------------------------------------
OPEN SHARES                          $120       $375        $649       $1,432
--------------------------------------------------------------------------------

           INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL EQUITY PORTFOLIO

TICKER SYMBOL

LZIEX (Institutional)
LZIOX (Open)

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily in equity securities, principally common stocks, of relatively large non-U.S. companies with market capitalizations in the range of companies included in the Morgan Stanley Capital International (MSCI(R)) Europe, Australasia and Far East (EAFE(R)) Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

In choosing stocks for the Portfolio, the Investment Manager looks for established companies in economically developed countries. The allocation of the Portfolio's assets among geographic sectors may shift from time to time based on the Investment Manager's judgment. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.


The Portfolio may invest up to 10% of its assets in securities of companies whose principal business activities are located in emerging market countries, although the allocation of the Portfolio's assets to emerging market countries may vary from time to time.


The Portfolio may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

PRINCIPAL INVESTMENT RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer's value. Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. The securities markets of emerging market countries can be extremely volatile. The Portfolio's performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it may also use these transactions to increase returns. However, there is the risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard International Equity Portfolio by showing the Portfolio's annual and long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares (before and after taxes) and Open Shares over time to that of the MSCI EAFE Index, an unmanaged, broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.


                        PERFORMANCE BAR CHART AND TABLE
                        -------------------------------

                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES

            (THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE)

13.14   15.64   11.84   16.04   24.07   -10.55   -24.85   -10.44   29.51   16.01
-----   -----   -----   -----   -----   ------   ------   ------   -----   -----
1995    1996    1997    1998    1999     2000     2001     2002    2003    2004


--------------------------------------------------------------------------------
   Best quarter:            12/31/98          17.96%
   Worst quarter:            9/30/02         (17.29)%
--------------------------------------------------------------------------------




After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2004)


INTERNATIONAL             INCEPTION        PAST       PAST        PAST         SINCE
EQUITY PORTFOLIO            DATE           YEAR      5 YEARS    10 YEARS     INCEPTION
-------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES:     10/29/91
-------------------------------------------------------------------------------------------
 RETURNS BEFORE TAXES                      16.01%     (1.99)%     6.66%        6.91%
-------------------------------------------------------------------------------------------
 RETURNS AFTER TAXES
   ON DISTRIBUTIONS                        15.97%     (2.69)%     5.45%        5.66%
-------------------------------------------------------------------------------------------
 RETURNS AFTER TAXES
   ON DISTRIBUTIONS
   AND SALE OF
   PORTFOLIO SHARES                        11.13%     (1.87)%     5.34%        5.50%
-------------------------------------------------------------------------------------------
OPEN SHARES:               1/23/97         15.64%     (2.24)%      N/A         4.87%
-------------------------------------------------------------------------------------------
MSCI EAFE INDEX                            20.25%     (1.13)%     5.62%        6.07%
                                                                          (Institutional)
                                                                               5.37%
                                                                              (Open)
-------------------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.



                                         INSTITUTIONAL               OPEN
                                            SHARES                  SHARES
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION FEES
Maximum Redemption Fee
(as a % of amount redeemed)
CHARGED ONLY WHEN SELLING OR
EXCHANGING SHARES YOU HAVE
OWNED FOR 30 DAYS OR LESS.                   1.00%                  1.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES
--------------------------------------------------------------------------------
Management Fees                               .75%                   .75%
--------------------------------------------------------------------------------
Distribution and
Service (12b-1) Fees                          None                   .25%
--------------------------------------------------------------------------------
Other Expenses                                .15%                   .20%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                            .90%                  1.20%
--------------------------------------------------------------------------------



EXPENSE EXAMPLE

Use the accompanying table to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o  $10,000 initial investment

o  5% annual return each year

o  redemption at the end of each period

o  no changes in operating expenses

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.




LAZARD INTERNATIONAL                  1           3           5          10
EQUITY PORTFOLIO                     YEAR       YEARS       YEARS       YEARS

INSTITUTIONAL SHARES                 $ 92       $287        $498       $1,108
--------------------------------------------------------------------------------
OPEN SHARES                          $122       $381        $660       $1,455
--------------------------------------------------------------------------------

           INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

TICKER SYMBOL

LZSIX (Institutional)
LZESX (Open)

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily in equity securities, principally American and Global Depositary Receipts (ADRs and GDRs, respectively) and common stocks, of relatively large non-U.S. companies with market capitalizations in the range of companies included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

The Investment Manager currently intends to hold securities of between 30 and 45 different issuers on a long-term basis. This strategy could result in lower brokerage costs to the Portfolio and lower taxable distributions. Although the Investment Manager does not anticipate frequent trading in the Portfolio's securities, the Investment Manager will sell portfolio positions when it considers such action appropriate.

In choosing stocks for the Portfolio, the Investment Manager looks for established companies in economically developed countries. The allocation of the Portfolio's assets among geographic sectors may shift from time to time based on the Investment Manager's judgment. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities.

The Portfolio may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

PRINCIPAL INVESTMENT RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer's value. Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Because the Portfolio will invest in a smaller number of issuers than other, more diversified investment portfolios, the Portfolio's net asset value may be relatively more susceptible to adverse effects from any single corporate, economic, market, political or regulatory occurrence than if the Portfolio's investments consisted of a larger number of securities.

While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it also may use these transactions to increase returns. However, there is the risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard International Equity Select Portfolio by showing the Portfolio's annual and long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares (before and after taxes) and Open Shares over time to that of the MSCI EAFE Index, an unmanaged, broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States. Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.


                        PERFORMANCE BAR CHART AND TABLE
                        -------------------------------

                            TOTAL RETURN AS OF 12/31
                            FOR INSTITUTIONAL SHARES

            (THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE)

                        -14.12       29.8        16.45
                        ------       ----        -----
                         2002        2003        2004

--------------------------------------------------------------------------------
   Best quarter:            12/31/03          15.99%
   Worst quarter:            9/30/02         (20.82)%
--------------------------------------------------------------------------------



After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2004)


INTERNATIONAL                        INCEPTION            PAST              SINCE
EQUITY SELECT PORTFOLIO                DATE               YEAR            INCEPTION
-------------------------------------------------------------------------------------
INSTITUTIONAL SHARES:                5/31/01
-------------------------------------------------------------------------------------
 RETURNS BEFORE TAXES                                    16.45%              4.94%
-------------------------------------------------------------------------------------
 RETURNS AFTER TAXES
   ON DISTRIBUTIONS                                      16.53%              4.85%
-------------------------------------------------------------------------------------
 RETURNS AFTER TAXES
   ON DISTRIBUTIONS AND
   SALE OF PORTFOLIO SHARES                              11.34%              4.35%
-------------------------------------------------------------------------------------
OPEN SHARES:                         5/31/01             16.17%              4.72%
-------------------------------------------------------------------------------------
MSCI EAFE INDEX                                          20.25%              6.09%
-------------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.



                                         INSTITUTIONAL               OPEN
                                            SHARES                  SHARES
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION FEES
Maximum Redemption Fee
(as a % of amount redeemed)
CHARGED ONLY WHEN SELLING OR
EXCHANGING SHARES YOU HAVE
OWNED FOR 30 DAYS OR LESS.                   1.00%                   1.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES
--------------------------------------------------------------------------------
Management Fees                               .85%                    .85%
--------------------------------------------------------------------------------
Distribution and
Service (12b-1) Fees                          None                    .25%
--------------------------------------------------------------------------------
Other Expenses                               1.28%                   1.37%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                           2.13%                   2.47%
--------------------------------------------------------------------------------
Fee Waiver and Expense
Reimbursement*                                .98%                   1.02%
--------------------------------------------------------------------------------
Net Expenses*                                1.15%                   1.45%
--------------------------------------------------------------------------------

* Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2005, to the extent Total Annual Portfolio Operating Expenses exceed 1.15% and 1.45% of the average daily net assets of the Portfolio's Institutional Shares and Open Shares, respectively.



EXPENSE EXAMPLE

Use the accompanying table to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o  $10,000 initial investment

o  5% annual return each year

o  redemption at the end of each period

o no changes in operating expenses, except for the first year of the periods reflected in the table, which is based on the net expenses pursuant to the contractual agreement

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.




LAZARD INTERNATIONAL                  1           3           5          10
EQUITY SELECT PORTFOLIO              YEAR       YEARS       YEARS       YEARS

INSTITUTIONAL SHARES                 $117       $572       $1,054      $2,385
--------------------------------------------------------------------------------
OPEN SHARES                          $148       $672       $1,224      $2,729
--------------------------------------------------------------------------------

           INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL SMALL CAP PORTFOLIO

TICKER SYMBOL

LZISX (Institutional)
LZSMX (Open)

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily in equity securities, principally common stocks, of relatively small non-U.S. companies that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values. The Investment Manager considers "small non-U.S. companies" to be those non-U.S. companies with market capitalizations, at the time of initial purchase by the Portfolio, below $5 billion or in the range of the smallest 10% of companies included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index (based on market capitalization of the Index as a whole).

In choosing stocks for the Portfolio, the Investment Manager looks for smaller, well-managed non-U.S. companies that have the potential to grow. The percentage of the Portfolio's assets invested in particular geographic sectors may shift from time to time based on the Investment Manager's judgment. Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of small cap companies. These securities generally have one or more of the following characteristics:

o  the potential to become a larger factor in the company's business sector

o  significant debt but high levels of free cash flow

o a relatively short corporate history with the expectation that the business may grow

The Investment Manager currently intends to focus the Portfolio's investments in economically developed countries such as the United Kingdom and Canada and countries in Continental Europe and the Pacific Basin.

The Portfolio may invest up to 20% of its assets in equity securities of larger companies.

The Portfolio may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

PRINCIPAL INVESTMENT RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer's value. Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. Small companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established, companies. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

The shares of smaller companies tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the Investment Manager deems it appropriate. Some of the Portfolio's investments will rise and fall based only on investor perception.

While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it also may use these transactions to increase returns. However, there is the risk that these transactions sometimes may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.


The accompanying bar chart and table provide some indication of the risks of investing in Lazard International Small Cap Portfolio by showing the Portfolio's annual and long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares (before and after taxes) and Open Shares over time to that of the MSCI EAFE Small Cap Index, an unmanaged index that is an arithmetic, market value-weighted average of the performance of securities of small cap companies listed on the stock exchanges of EAFE Index countries. Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.


                        PERFORMANCE BAR CHART AND TABLE
                        -------------------------------

                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES

            (THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE)

  1.90   15.65   0.27    7.55    26.07   -4.44   -6.77   -3.08   42.21   32.28
  ----   -----   ----    ----    -----   -----   -----   -----   -----   -----
  1995   1996    1997    1998    1999    2000    2001    2002    2003    2004


--------------------------------------------------------------------------------
   Best quarter:             6/30/03          21.81%
   Worst quarter:            9/30/98         (19.58)%
--------------------------------------------------------------------------------




After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2004)


INTERNATIONAL SMALL       INCEPTION       PAST        PAST        PAST         SINCE
CAP PORTFOLIO               DATE          YEAR       5 YEARS    10 YEARS     INCEPTION
-------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES:      12/1/93
-------------------------------------------------------------------------------------------
 RETURNS BEFORE TAXES                    32.28%       10.19%     10.02%        9.37%
-------------------------------------------------------------------------------------------
 RETURNS AFTER TAXES
   ON DISTRIBUTIONS                      31.35%        9.41%      9.20%        8.63%
-------------------------------------------------------------------------------------------
 RETURNS AFTER TAXES
   ON DISTRIBUTIONS
   AND SALE OF
   PORTFOLIO SHARES                      22.72%        8.53%      8.48%        7.96%
-------------------------------------------------------------------------------------------
OPEN SHARES:               2/13/97       32.04%        9.74%       N/A         9.69%
-------------------------------------------------------------------------------------------
MSCI EAFE                                30.78%        9.09%      3.52%        4.69%
SMALL CAP INDEX                                                           (Institutional)
                                                                               5.12%
                                                                              (Open)
-------------------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.



                                         INSTITUTIONAL              OPEN
                                            SHARES                 SHARES
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION FEES
Maximum Redemption Fee
(as a % of amount redeemed)
CHARGED ONLY WHEN SELLING OR
EXCHANGING SHARES YOU HAVE
OWNED FOR 30 DAYS OR LESS.                   1.00%                  1.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES
--------------------------------------------------------------------------------
Management Fees                               .75%                   .75%
--------------------------------------------------------------------------------
Distribution and
Service (12b-1) Fees                          None                   .25%
--------------------------------------------------------------------------------
Other Expenses                                .19%                   .36%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                            .94%                  1.36%
--------------------------------------------------------------------------------
Fee Waiver and
Expense Reimbursement*                         N/A                   .00%
--------------------------------------------------------------------------------
Net Expenses*                                 .94%                  1.36%
--------------------------------------------------------------------------------

* Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2005, to the extent Total Annual Portfolio Operating Expenses exceed 1.43% of the average daily net assets of the Portfolio's Open Shares.



EXPENSE EXAMPLE

Use the accompanying table to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o  $10,000 initial investment

o  5% annual return each year

o  redemption at the end of each period

o no changes in operating expenses, except for the first year of the periods reflected in the table for Open Shares, which is based on the net expenses pursuant to the contractual agreement

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.




LAZARD INTERNATIONAL                  1           3           5          10
SMALL CAP PORTFOLIO                  YEAR       YEARS       YEARS       YEARS

INSTITUTIONAL SHARES                 $ 96       $300        $520       $1,155
--------------------------------------------------------------------------------
OPEN SHARES                          $138       $431        $745       $1,635
--------------------------------------------------------------------------------

           INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES
--------------------------------------------------------------------------------

LAZARD EMERGING MARKETS PORTFOLIO

TICKER SYMBOL

LZEMX (Institutional)
LZOEX (Open)

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily in equity securities, principally common stocks, of non-U.S. companies whose principal activities are located in emerging market countries and that the Investment Manager believes are undervalued based on their earnings, cash flow or asset values.

Emerging market countries include all countries represented by the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index, which currently includes: Argentina, Brazil, Chile, China, Colombia, Croatia, Czech Republic, Egypt, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Netherlands, Pakistan, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and Venezuela.

Under normal circumstances, the Portfolio invests at least 80% of its assets in equity securities of companies whose principal business activities are located in emerging market countries. The allocation of the Portfolio's assets among emerging market countries may shift from time to time based on the Investment Manager's judgment and its analysis of market conditions. However, the Portfolio is likely to focus on companies in Latin America, the Pacific Basin and Eastern Europe.

The Portfolio may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

PRINCIPAL INVESTMENT RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price, often based on factors unrelated to the issuer's value. Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. The securities markets of emerging market countries can be extremely volatile. The Portfolio's performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it also may use these transactions to increase returns. However, there is the risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Emerging Markets Portfolio by showing the Portfolio's annual and long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares (before and after taxes) and Open Shares over time to that of the MSCI EM Index, an unmanaged index of emerging market securities in countries open to non-local investors. Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.



                        PERFORMANCE BAR CHART AND TABLE
                        -------------------------------

                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES

            (THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE)


-5.88   23.63   -9.84   -23.49   55.81   -29.53   -3.16   -0.37   54.45   30.79
-----   -----   -----   ------   -----   ------   -----   -----   -----   -----
1995    1996    1997     1998    1999     2000    2001    2002    2003    2004


--------------------------------------------------------------------------------
   Best quarter:            12/31/99          32.78%
   Worst quarter:            9/30/98         (23.59)%
--------------------------------------------------------------------------------


After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2004)


EMERGING                  INCEPTION        PAST       PAST        PAST        SINCE
MARKETS PORTFOLIO           DATE           YEAR      5 YEARS    10 YEARS    INCEPTION
-------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES:      7/15/94
-------------------------------------------------------------------------------------------
 RETURNS BEFORE TAXES                     30.79%       6.55%      5.56%        5.16%
-------------------------------------------------------------------------------------------
 RETURNS AFTER TAXES
   ON DISTRIBUTIONS                       30.88%       6.44%      5.02%        4.65%
-------------------------------------------------------------------------------------------
 RETURNS AFTER TAXES
   ON DISTRIBUTIONS
   AND SALE OF
   PORTFOLIO SHARES                       20.56%       5.67%      4.54%        4.21%
-------------------------------------------------------------------------------------------
OPEN SHARES:               1/8/97         30.43%       6.25%       N/A         4.48%
-------------------------------------------------------------------------------------------
MSCI EM INDEX                             25.55%       4.34%      3.17%        3.03%
                                                                          (Institutional)
                                                                               3.76%
                                                                              (Open)
-------------------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.



                                         INSTITUTIONAL              OPEN
                                            SHARES                 SHARES
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION FEES
Maximum Redemption Fee
(as a % of amount redeemed)
CHARGED ONLY WHEN SELLING
OR EXCHANGING SHARES YOU HAVE
OWNED FOR 30 DAYS OR LESS.                   1.00%                  1.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES
--------------------------------------------------------------------------------
Management Fees                              1.00%                  1.00%
--------------------------------------------------------------------------------
Distribution and
Service (12b-1) Fees                          None                   .25%
--------------------------------------------------------------------------------
Other Expenses                                .32%                   .46%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                           1.32%                  1.71%
--------------------------------------------------------------------------------
Fee Waiver and
Expense Reimbursement*                         N/A                   .11%
--------------------------------------------------------------------------------
Net Expenses*                                1.32%                  1.60%
--------------------------------------------------------------------------------

* Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2005, to the extent Total Annual Portfolio Operating Expenses exceed 1.60% of the average daily net assets of the Portfolio's Open Shares.



EXPENSE EXAMPLE

Use the accompanying table to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o  $10,000 initial investment

o  5% annual return each year

o  redemption at the end of each period

o no changes in operating expenses, except for the first year of the periods reflected in the table for Open Shares, which is based on the net expenses pursuant to the contractual agreement

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.




LAZARD EMERGING                       1          3           5           10
MARKETS PORTFOLIO                    YEAR       YEARS       YEARS       YEARS

INSTITUTIONAL SHARES                 $134       $418        $723       $1,590
--------------------------------------------------------------------------------
OPEN SHARES                          $163       $528        $918       $2,010
--------------------------------------------------------------------------------

           INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES
--------------------------------------------------------------------------------

LAZARD BOND PORTFOLIO

TICKER SYMBOL

LZBDX (Institutional)

INVESTMENT OBJECTIVE

The Portfolio seeks to build and preserve capital.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests in a range of bonds and other fixed-income securities, including mortgage-related securities, asset-backed securities, municipal securities, corporate fixed-income securities and U.S. Government securities.

The Portfolio invests the major portion of its assets in investment grade fixed-income securities. It may invest up to 10% of its total assets in fixed-income securities rated below investment grade ("junk bonds") (lower than Baa by Moody's Investor Service, Inc. ("Moody's") or lower than BBB by Standard &Poor's Ratings Group ("S&P")).

Under normal circumstances, the Portfolio invests at least 80% of its assets in bonds and other fixed-income securities with maturities of greater than one year. The Portfolio's effective duration generally ranges between two and seven years. Duration is an indication of how sensitive a portfolio may be to changes in interest rates. For example, the market price of a fixed-income security with a duration of three years should decline 3% if interest rates rise 1% and increase 3% if interest rates fall 1%.

The Portfolio may engage, to a limited extent, in various investment techniques, such as derivatives transactions (such as interest rate futures and options contracts) and lending portfolio securities.

PRINCIPAL INVESTMENT RISKS

While bonds are designed to produce a stable stream of income, their prices move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

The Portfolio also is subject to credit risk, which is the risk that an issuer of bonds held by the Portfolio fails to make timely interest or principal payments, potentially reducing the Portfolio's income or share price. The Portfolio's investments in lower-rated, higher-yielding bonds are subject to greater credit risk than its higher-rated investments. Junk bonds tend to be more volatile, less liquid and are considered speculative.

Mortgage-related and asset-backed securities are subject to both credit and pre-payment risk, and may have a different interest rate sensitivity and be more volatile and less liquid than more traditional debt securities.

The Portfolio may engage in derivatives transactions, such as futures and options contracts, to seek to hedge certain market risks or seek to increase potential income gain. However, these transactions may reduce returns or increase volatility. In addition, certain derivatives can be illiquid, and a small investment in derivatives could have a potentially large impact on the Portfolio's performance.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

At times, the Portfolio may engage in short-term trading, which could produce higher brokerage costs and taxable distributions.

The accompanying bar chart and table provide some indication of the risks of investing in Lazard Bond Portfolio by showing the Portfolio's annual and long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the Portfolio's performance (before and after taxes) over time to that of the Lehman Intermediate Government/ Credit Bond(R) Index, an unmanaged index comprised of U.S. Government and corporate bonds in the intermediate maturity range calculated by Lehman Brothers. Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.


                        PERFORMANCE BAR CHART AND TABLE
                        -------------------------------

                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES

            (THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE)

  16.20   4.36    8.56    5.77   -0.46    7.53    7.68    7.44    2.21    1.87
  ----    ----    ----    ----   -----    ----    ----    ----    ----    ----
  1995    1996    1997    1998    1999    2000    2001    2002    2003    2004


--------------------------------------------------------------------------------
   Best quarter:             6/30/95           6.15%
   Worst quarter:            6/30/04           2.74%
--------------------------------------------------------------------------------



After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2004)


                          INCEPTION       PAST        PAST        PAST         SINCE
BOND PORTFOLIO              DATE          YEAR       5 YEARS    10 YEARS     INCEPTION
----------------------------------------------------------------------------------------
INSTITUTIONAL SHARES:     11/12/91
----------------------------------------------------------------------------------------
 RETURNS BEFORE TAXES                      1.87%       5.31%      6.03%        5.61%
----------------------------------------------------------------------------------------
 RETURNS AFTER TAXES
   ON DISTRIBUTIONS                        0.92%       3.63%      3.86%        3.36%
----------------------------------------------------------------------------------------
 RETURNS AFTER TAXES
   ON DISTRIBUTIONS
   AND SALE OF
   PORTFOLIO SHARES                        1.21%       3.49%      3.80%        3.38%
----------------------------------------------------------------------------------------
LEHMAN INTERMEDIATE
GOV'T/CREDIT BOND INDEX                    3.04%       7.21%      7.16%        6.77%
----------------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price.



                                                     INSTITUTIONAL
                                                        SHARES
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION FEES
Maximum Redemption Fee
(as a % of amount redeemed)
CHARGED ONLY WHEN SELLING OR
EXCHANGING SHARES YOU HAVE
OWNED FOR 30 DAYS OR LESS.                               1.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES
--------------------------------------------------------------------------------
Management Fees                                           .50%
--------------------------------------------------------------------------------
Distribution and
Service (12b-1) Fees                                      None
--------------------------------------------------------------------------------
Other Expenses                                            .47%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                                        .97%
--------------------------------------------------------------------------------
Fee Waiver*                                               .05%
--------------------------------------------------------------------------------
Net Expenses*                                             .92%
--------------------------------------------------------------------------------

* Reflects a contractual obligation by the Investment Manager to waive .05% of its fee, resulting in an effective management fee of 0.45%, through December 31, 2005.



EXPENSE EXAMPLE

Use the accompanying table to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o  $10,000 initial investment

o  5% annual return each year

o  redemption at the end of each period


o no changes in operating expenses, except for the first year of the periods reflected in the table, which is based on the net expenses pursuant to the contractual agreement

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.




                                      1           3           5          10
LAZARD BOND PORTFOLIO                YEAR       YEARS       YEARS       YEARS

INSTITUTIONAL SHARES                  $94       $304        $531       $1,185
--------------------------------------------------------------------------------

           INVESTMENT OBJECTIVE, STRATEGIES, RISK/RETURN AND EXPENSES
--------------------------------------------------------------------------------

LAZARD HIGH YIELD PORTFOLIO

TICKER SYMBOL:

LZHYX (Institutional)
LZHOX (Open)

INVESTMENT OBJECTIVE

The Portfolio seeks maximum total return from a combination of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio invests primarily in high-yielding U.S. corporate fixed-income securities which, at the time of purchase, are rated below investment grade (lower than Baa by Moody's or lower than BBB by S&P) ("junk bonds"). While the Portfolio's emphasis is currently on high-yielding corporate bonds, it may also invest in mortgage-related securities, asset-backed securities, zero coupon securities, municipal securities, preferred stocks and convertible securities of U.S. and non-U.S. issuers. The Portfolio may invest, to a limited extent, in companies in, or governments of, emerging market countries.

Under normal circumstances, the Portfolio invests at least 80% of its assets in bonds and other fixed-income securities rated, at the time of purchase, below investment grade by S&P or Moody's and as low as the lowest rating assigned by S&P or Moody's, or the unrated equivalent as determined by the Investment Manager. Although the Portfolio may invest in fixed-income securities without regard to their maturity, the Portfolio's average weighted maturity is expected to range between two and ten years.

The Portfolio may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

PRINCIPAL INVESTMENT RISKS

While bonds are designed to produce a stable stream of income, their prices move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. The Portfolio's investments in lower-rated, higher-yielding bonds are subject to greater credit risk than its higher-rated investments. Junk bonds tend to be more volatile, less liquid and are considered speculative. The value of your investment in the Portfolio will fluctuate, which means you could lose money.

Other risk factors could have an effect on the Portfolio's performance, including:

o  if an issuer fails to make timely interest or principal payments

o if there is a decline in the credit quality of a bond, or a perception of a decline, the bond's value could fall, potentially lowering the Portfolio's share price

o if the Portfolio's mortgage-related securities are paid off substantially earlier or later than expected, the Portfolio's share price or yield could be hurt

o the price and yield of non-U.S. debt securities could be affected by factors ranging from political and economic instability to changes in currency exchange rates

o during unusual market conditions, the Portfolio may not be able to sell certain securities at the time and price it would like

Mortgage-related and asset-backed securities are subject to both credit and pre-payment risk, and may have a different interest rate sensitivity and be more volatile and less liquid than more traditional debt securities.

Foreign securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and potentially less liquidity. To the extent the Portfolio invests in companies in emerging market countries it is exposed to additional volatility. The Portfolio's performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature and political systems that are less stable than those of developed countries.

While the Portfolio may engage in foreign currency transactions primarily for hedging purposes, it also may use these transactions to increase returns. However, there is the risk that these transactions may reduce returns or increase volatility. In addition, derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Portfolio's performance.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. When the Portfolio lends securities, there is a risk that the loaned securities may not be returned during normal settlement periods if the borrower defaults.

At times, the Portfolio may engage in short-term trading, which could produce higher brokerage costs and taxable distributions.


The accompanying bar chart and table provide some indication of the risks of investing in Lazard High Yield Portfolio by showing the Portfolio's annual and long-term performance. The bar chart shows how the performance of the Portfolio's Institutional Shares has varied from year to year. The table compares the performance of the Portfolio's Institutional Shares (before and after taxes) and Open Shares over time to that of the Merrill Lynch High Yield Master II(R) Index, an unmanaged index which provides a broad-based measure of the performance of the non-investment grade U.S. domestic bond market. Both the bar chart and table assume reinvestment of dividends and distributions, if any. Past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.


                        PERFORMANCE BAR CHART AND TABLE
                        -------------------------------

                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                            FOR INSTITUTIONAL SHARES

            (THE DATA BELOW REPRESENTS A GRAPH IN THE PRINTED PIECE)

        2.94       -15.19       2.03       -11.14       24.58       9.88
        ----       ------       ----       ------       -----       ----
        1999        2000        2001        2002        2003        2004


--------------------------------------------------------------------------------
   Best quarter:             6/30/03           8.74%
   Worst quarter:           12/31/00         (10.05)%
--------------------------------------------------------------------------------



After-tax returns for the Open Shares will vary from those of Institutional Shares. After-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.



                          AVERAGE ANNUAL TOTAL RETURNS
                    (for the periods ended December 31, 2004)


                                     INCEPTION        PAST        PAST         SINCE
HIGH YIELD PORTFOLIO                   DATE           YEAR       5 YEARS     INCEPTION
-------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES:                 1/2/98
-------------------------------------------------------------------------------------------
 RETURNS BEFORE TAXES                                 9.88%       1.03%        1.57%
-------------------------------------------------------------------------------------------
 RETURNS AFTER TAXES
   ON DISTRIBUTIONS                                   6.84%      (2.86)%      (2.29)%
-------------------------------------------------------------------------------------------
 RETURNS AFTER TAXES
   ON DISTRIBUTIONS AND
   SALE OF PORTFOLIO SHARES                           6.35%      (1.55)%      (1.05)%
-------------------------------------------------------------------------------------------
OPEN SHARES:                         2/24/98          9.33%       0.73%        0.58%
-------------------------------------------------------------------------------------------
MERRILL LYNCH HIGH YIELD                             10.87%       6.68%        5.54%
MASTER II INDEX                                                           (Institutional)
                                                                               5.34%
                                                                              (Open)
-------------------------------------------------------------------------------------------

FEES AND EXPENSES

As an investor, you pay certain fees and expenses in connection with buying and holding Portfolio shares. The accompanying table illustrates those fees and expenses. Keep in mind that the Portfolio has no sales charge (load). Shareholder transaction fees are paid from your account. Annual portfolio operating expenses are paid out of Portfolio assets and are reflected in the share price. The Portfolio's management fee reflects the fee reduction which became effective on January 1, 2004.



                                         INSTITUTIONAL              OPEN
                                            SHARES                 SHARES
--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION FEES
Maximum Redemption Fee
(as a % of amount redeemed)
CHARGED ONLY WHEN SELLING OR
EXCHANGING SHARES YOU HAVE
OWNED FOR 30 DAYS OR LESS.                   1.00%                  1.00%
--------------------------------------------------------------------------------
ANNUAL PORTFOLIO
OPERATING EXPENSES
--------------------------------------------------------------------------------
Management Fees                               .55%                   .55%
--------------------------------------------------------------------------------
Distribution and
Service (12b-1) Fees                          None                   .25%
--------------------------------------------------------------------------------
Other Expenses                                .34%                   .87%
--------------------------------------------------------------------------------
Total Annual Portfolio
Operating Expenses                            .89%                  1.67%
--------------------------------------------------------------------------------
Fee Waiver and
Expense Reimbursement*                        .34%                   .82%
--------------------------------------------------------------------------------
Net Expenses*                                 .55%                   .85%
--------------------------------------------------------------------------------

* Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2005, to the extent Total Annual Portfolio Operating Expenses exceed .55% and .85% of the average daily net assets of the Portfolio's Institutional Shares and Open Shares, respectively.



EXPENSE EXAMPLE

Use the accompanying table to compare the Portfolio's fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

o  $10,000 initial investment

o  5% annual return each year

o  redemption at the end of each period

o no changes in operating expenses, except for the first year of the periods reflected in the table, which is based on the net expenses pursuant to the contractual agreement

Because this example is hypothetical and for comparison only, your actual costs may be higher or lower.




                                      1           3           5          10
LAZARD HIGH YIELD PORTFOLIO          YEAR       YEARS       YEARS       YEARS

INSTITUTIONAL SHARES                  $56       $250        $460       $1,065
--------------------------------------------------------------------------------
OPEN SHARES                           $87       $446        $830       $1,908
--------------------------------------------------------------------------------

                                 FUND MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT MANAGER


Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300, serves as the Investment Manager of each Portfolio. The Investment Manager provides day-to-day management of each Portfolio's investments and assists in the overall management of the Fund's affairs. The Investment Manager and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $76.5 billion as of December 31, 2004. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios.

The Fund has agreed to pay the Investment Manager an investment management fee at the annual rate set forth below as a percentage of the relevant Portfolio's average daily net assets. The investment management fees are accrued daily and paid monthly. For the fiscal year ended December 31, 2004, the Investment Manager waived a portion of its management fees with respect to certain Portfolios, which resulted in such Portfolios paying the Investment Manager an investment management fee at the effective annual rate set forth below as a percentage of the relevant Portfolio's average daily net assets.

                                             Effective Annual Rate
                             Investment          of Investment
                             Management           Management
Name of Portfolio            Fee Payable           Fee Paid
-----------------            -----------           --------
Equity Portfolio                 .75%                .75%
U.S. Strategic Equity
  Portfolio                      .85%                .00%
Mid Cap Portfolio                .75%                .67%
Small Cap Portfolio              .75%                .75%
International
  Equity Portfolio               .75%                .75%
International Equity
  Select Portfolio               .85%                .00%
International Small Cap
  Portfolio                      .75%                .75%
Emerging Markets
  Portfolio                     1.00%               1.00%
Bond Portfolio                   .50%                .50%

High Yield Portfolio             .55%                .21%


PRINCIPAL PORTFOLIO MANAGERS

All of the Portfolios are managed on a team basis. The names of the principal persons who are primarily responsible for the day-to-day management of the assets of the Portfolios are as follows:


EQUITY PORTFOLIO--Andrew D. Lacey and J. Richard Tutino (each since May 2003) and Nicholas Sordoni (since May 2005)


U.S. STRATEGIC EQUITY PORTFOLIO--Christopher H. Blake, Gary Buesser, Robert A. Failla, Andrew D. Lacey and J. Richard Tutino (all since inception)

MID CAP PORTFOLIO--Andrew D. Lacey (since January 2001), Christopher H. Blake (since November 2001), and Gary Buesser (since May 2003)

SMALL CAP PORTFOLIO--Andrew D. Lacey (since May 2003) and Patrick M. Mullin (since January 2001)


INTERNATIONAL EQUITY PORTFOLIO--John R. Reinsberg (since inception) and Gabrielle M. Boyle, Michael A. Bennett and Michael Powers (each since May 2003)

INTERNATIONAL EQUITY SELECT PORTFOLIO--John R. Reinsberg (since inception) and Gabrielle M. Boyle, Michael A. Bennett and Michael Powers (each since May 2003)


INTERNATIONAL SMALL CAP PORTFOLIO--John R. Reinsberg (since inception) and Brian Pessin (since January 2003)

EMERGING MARKETS PORTFOLIO--John R. Reinsberg (since inception) and James M. Donald (since November 2001)

BOND PORTFOLIO--Steven Blitz (since November 2002) and Isaac Frankel (since October 2004)

HIGH YIELD PORTFOLIO--Steven Blitz and J. William Charlton (each since November
2002) and Thomas M. Dzwil (since May 2003)

BIOGRAPHICAL INFORMATION OF PRINCIPAL PORTFOLIO MANAGERS

MICHAEL A. BENNETT. Mr. Bennett is a Managing Director of the Investment Manager, which he joined in July 1992.

CHRISTOPHER H. BLAKE. Mr. Blake is a Managing Director of the Investment Manager, which he joined in 1995.

STEVEN BLITZ. Mr. Blitz is a Director and Head of Global Fixed Income for the Investment Manager, which he joined in November 2002. Previously, he was a Chief Strategist and the Chief Economist with Offitbank.

                           FUND MANAGEMENT (CONCLUDED)
--------------------------------------------------------------------------------

GABRIELLE M. BOYLE. Ms. Boyle is a Senior Managing Director of the Investment Manager, which she joined in November 1993.


GARY BUESSER. Mr. Buesser is a Senior Vice President and portfolio manager of the Investment Manager, which he joined in April 2000.


J. WILLIAM CHARLTON. Mr. Charlton is a Director and Head of U.S. High Yield Fixed Income for the Investment Manager, which he joined in November 2002. Previously, he was with Offitbank.


JAMES M. DONALD. Mr. Donald is a Managing Director of the Investment Manager, which he joined in 1996.


THOMAS M. DZWIL. Mr. Dzwil is a Senior Vice President, portfolio manager and analyst of the Investment Manager, which he joined in November 2002, specializing in high-yield corporate bonds. Previously, he was with Offitbank.

ROBERT A. FAILLA. Mr. Failla is a Vice President, portfolio manager and analyst of the Investment Manager, which he joined in 2003. Previously, he was with AllianceBernstein.


ISAAC FRANKEL. Mr. Frankel is a Senior Vice President, portfolio manager and analyst of the Investment Manager, which he joined in November 2002, and head of its investment grade corporate research. Previously, he was with Offitbank.

ANDREW D. LACEY. Mr. Lacey is a Deputy Chairman of the Investment Manager, which he joined in 1995.


PATRICK M. MULLIN. Mr. Mullin is a Director of the Investment Manager, which he joined in 1998.


BRIAN PESSIN. Mr. Pessin is a Director of the Investment Manager, which he joined in 1999.


MICHAEL POWERS. Mr. Powers is a Managing Director of the Investment Manager, which he joined in 1990.

JOHN R. REINSBERG. Mr. Reinsberg is a Deputy Chairman of the Investment Manager, which he joined in 1992.


NICHOLAS SORDONI. Mr. Sordoni is a Vice President of the Investment Manager, which he joined in 2002. Previously, he was an Equity Research Associate at Credit Suisse First Boston covering the health care industry.


J. RICHARD TUTINO. Mr. Tutino is a Managing Director of the Investment Manager, which he joined in 1997.

ADMINISTRATOR

State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as each Portfolio's administrator.

DISTRIBUTOR

Lazard Asset Management Securities LLC
(the "Distributor") acts as distributor for the Fund's shares.

CUSTODIAN

State Street acts as custodian of the Portfolios' investments. State Street may enter into subcustodial arrangements on behalf of the Portfolios for the holding of foreign securities.

                             SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

                                     GENERAL
--------------------------------------------------------------------------------

Portfolio shares are sold and redeemed, without a sales charge, on a continuous basis at the net asset value per share ("NAV") next determined after an order in proper form is received by the Fund's Transfer Agent, Boston Financial Data Services, Inc., or another authorized entity.

The Fund will determine the net asset value of Portfolio shares as of the close of regular session trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m. Eastern time). The Fund values equity securities for which market quotations are readily available at market value. Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors.


Calculation of a Portfolio's NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. If events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when a Portfolio's NAV is calculated, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board of Directors. Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities' values as determined in the judgment of the Board of Directors or its designee instead of being determined by the market. Using a fair

--------------------------------------------------------------------------------

value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios' net asset values. Foreign securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio's assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

MINIMUM INVESTMENT

All purchases made by check should be in U.S. Dollars and made payable to "The Lazard Funds, Inc." Third party checks will not be accepted. The Fund will not accept cash or cash equivalents (such as currency, money orders or travelers checks) for the purchase of Fund shares. Please note the following minimums in effect for initial investments:

   Institutional Shares                           $1,000,000
---------------------------------------------------------------
   Open Shares                                     $  10,000
---------------------------------------------------------------
   IRA Rollover/Transfer (Open Shares only)        $  10,000
---------------------------------------------------------------

There are no subsequent investment minimums.


                                HOW TO BUY SHARES
--------------------------------------------------------------------------------

THROUGH THE TRANSFER AGENT:

Shareholders who do not execute trades through a brokerage account should submit their purchase requests to the Transfer Agent by telephone or mail, as follows:

INITIAL PURCHASE

         BY MAIL
         -------

1.     Complete a Purchase Application. Indicate the services to be used.

2. Mail the Purchase Application and a check for $10,000 or more for Open Shares, or $1,000,000 or more for Institutional Shares, payable to "The Lazard Funds, Inc." to:

         The Lazard Funds, Inc.
         P.O. Box 8514
         Boston, Massachusetts 02266-8514
         Attention: (Name of Portfolio and Class of Shares)

         BY WIRE
         -------

1.     Call (800) 986-3455 toll-free from any state and provide the following:

         o the Portfolio(s) and Class of shares to be invested in

         o name(s) in which shares are to be registered

         o address

         o social security or tax identification number

         o dividend payment election

         o amount to be wired

         o name of the wiring bank, and

         o name and telephone number of the person to be contacted in connection with the order.

       An account number will then be assigned.

2. Instruct the wiring bank to transmit the specified amount in federal funds, giving the wiring bank the account name(s) and assigned account number, to State Street:

       ABA #: 011000028
       State Street Bank and Trust Company
       Boston, Massachusetts
       Custody and Shareholder Services Division
       DDA 9905-2375
       Attention: (Name of Portfolio and Class of Shares)
       The Lazard Funds, Inc.
       Shareholder's Name and Account Number

3. Complete a Purchase Application. Indicate the services to be used. Mail the Purchase Application to the address set forth in Item 2 under "Initial Purchase--By Mail" above.

ADDITIONAL PURCHASES

       BY MAIL
       -------

1. Make a check payable to "The Lazard Funds, Inc." Write the shareholder's account number on the check.

2. Mail the check and the detachable stub from the Statement of Account (or a letter providing the account number) to the address set forth in Item 2 under "Initial Purchase--By Mail" above.

       BY WIRE
       -------

Instruct the wiring bank to transmit the specified amount in federal funds to State Street, as instructed in Item 2 under "Initial Purchase--By Wire" above.

--------------------------------------------------------------------------------

THROUGH A LAZARD BROKERAGE ACCOUNT

Shareholders who have a brokerage account with Lazard should contact their account representative for specific instructions on how to purchase Portfolio shares.

PURCHASES THROUGH THE AUTOMATIC INVESTMENT PLAN (OPEN SHARES ONLY)

Investors may participate in the Automatic Investment Plan by purchasing Open Shares of any Portfolio (other than Bond Portfolio, which only offers Institutional Shares) at regular intervals selected by the investor. The Automatic Investment Plan enables an investor to make regularly scheduled investments and may provide investors with a convenient way to invest for long-term financial goals. An account must be opened with a minimum investment of $10,000. To obtain an Automatic Investment Plan application, call the Fund at
(800) 823-6300.

INDIVIDUAL RETIREMENT ACCOUNTS (OPEN SHARES ONLY)

The Fund may be used as an investment for IRAs. Completion of a Lazard Funds IRA application is required. For a Direct IRA Account (an account other than an IRA rollover) a $5 establishment fee and a $12 annual maintenance and custody fee is payable to State Street for each IRA Fund account; in addition, a $10 termination fee will be charged and paid to State Street when the account is closed. For more information on IRAs, call the Fund at (800) 823-6300.

MARKET TIMING/EXCESSIVE TRADING


Each Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements. Excessive trading, market timing or other abusive trading practices may disrupt investment management strategies and harm performance and may create increased transaction and administrative costs that must be borne by the Portfolios and their shareholders, including those not engaged in such activity. In addition, such activity may dilute the value of Portfolio shares held by long-term investors. The Fund's Board of Directors has approved policies and procedures with respect to frequent purchases and redemptions of Portfolio shares that are intended to discourage and prevent these practices, including regular monitoring of trading activity in Portfolio shares. The Fund will not knowingly accommodate excessive trading, market timing or other abusive trading practices. To discourage attempts to arbitrage pricing of international securities (among other reasons), the Board has adopted policies and procedures providing that if events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when a Portfolio's NAV is calculated, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. For Lazard International Equity, Lazard International Small Cap and Lazard Emerging Markets Portfolios, fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. See "Shareholder Information--General." The Fund's and the Investment Manager's codes of ethics in respect of personal trading contain limitations on trading in Portfolio shares.

Each Portfolio reserves the right to refuse, with or without notice, any purchase or exchange request that could adversely affect the Portfolio, its operations or its shareholders, including those requests from any individual or group who, in the Fund's view, is likely to engage in excessive trading, market timing or other abusive trading practices, and where a particular account appears to be engaged in abusive trading practices, the Fund will seek to restrict future purchases of Portfolio shares by that account or may temporarily or permanently terminate the availability of the exchange privilege, or reject in whole or part any exchange request, with respect to such investor's account. Multiple accounts under common ownership or control may be considered one account for purposes of determining a pattern of excessive trading practices. An investor who makes more than six exchanges per Portfolio during any twelve-month period, or who makes exchanges that appear to coincide with a market timing strategy, may be deemed to be engaged in excessive trading.

Each Portfolio deducts a 1.00% redemption fee on sales of shares owned for 30 days or less (not charged on shares acquired through reinvestment of dividends or distributions), except that no redemption fee will be charged with respect to shares purchased through certain omnibus account and other service arrangements established by certain brokers and other financial intermediaries and approved by the Distributor. See "Shareholder Information--How to Sell Shares--Redemption Fee" below. As described below, the Fund may take up to seven days to pay redemption proceeds. This may occur when, among other circumstances, the investor redeeming shares is engaged in excessive trading. The Fund's policy on abusive trading practices does not apply to automatic investment or automatic exchange privileges.

All of the policies described in the first paragraph of this section apply uniformly to all Portfolio accounts. However, while the Fund and the Investment Manager will take reasonable steps to prevent trading practices deemed to be harmful to a Portfolio by monitoring Portfolio share trading activity, they may not be able to prevent or identify such

--------------------------------------------------------------------------------


trading. The Fund's ability to monitor, and impose restrictions on, trading conducted through certain financial intermediaries or omnibus accounts may be severely limited due to the lack of access by the Fund or its service providers to information about such trading activity. If the Fund is not able to prevent abusive trading practices, such trading may disrupt investment strategies, harm performance and increase costs to all Portfolio investors, including those not engaged in such activity. See the first paragraph in this section.


                           DISTRIBUTION AND SERVICING
                         ARRANGEMENTS (OPEN SHARES ONLY)
--------------------------------------------------------------------------------

The Fund has adopted a plan under rule 12b-1 that allows each Portfolio to pay the Distributor a fee, at the annual rate of .25% of the value of the average daily net assets of the Portfolio's Open Shares, for distribution and services provided to holders of Open Shares. Because these fees are paid out of the Portfolio's assets on an on-going basis, over time these recurring fees may cost shareholders more than paying other types of sales charges.

Third parties may receive payments pursuant to the Fund's 12b-1 plan and/or from the Investment Manager or its affiliates in connection with their offering of Portfolio shares to their customers and/or for providing shareholder servicing, distribution or other services. The receipt of such payments could create an incentive for the third party to offer a Portfolio instead of other mutual funds where such payments are not received. Consult your financial representative or institution for further information.

                               HOW TO SELL SHARES
--------------------------------------------------------------------------------

GENERAL

Checks for sale proceeds ordinarily will be mailed within seven days. Where the shares to be sold have been purchased by check or through the Automatic Investment Plan, the sale proceeds, net of applicable redemption fee, will be transmitted to you promptly upon bank clearance of your purchase check, which may take up to 15 calendar days. Redemption requests may also be satisfied, in whole or in part, through a redemption-in-kind (a payment in portfolio securities instead of cash).

REDEMPTION FEE


Each Portfolio will impose a redemption fee equal to 1.00% of the NAV of Portfolio shares acquired by purchase or exchange and redeemed or exchanged within 30 days after such shares were acquired. This fee will be calculated based on the shares' NAV at redemption and deducted from the redemption proceeds. The fee will be retained by the Portfolio and used primarily to offset the transaction costs that short-term trading imposes on the Portfolio and its remaining shareholders. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the 30-day holding period, the Fund will first redeem shares acquired through the reinvestment of dividends or distributions and then will employ the "first in, first out" method, which assumes that the shares redeemed or exchanged are the ones held the longest. In addition, no redemption fee will be charged on the redemption or exchange of shares purchased through certain omnibus account and other service arrangements established by certain brokers and other financial intermediaries and approved by the Distributor. The redemption fee may be waived, modified or terminated at any time, or from time to time.


SELLING SHARES

THROUGH THE TRANSFER AGENT:

Shareholders who do not execute trades through a brokerage account should submit their sale requests to the Transfer Agent by telephone or mail, as follows:

BY TELEPHONE:

A shareholder may redeem shares by calling the Transfer Agent. To redeem shares by telephone, the shareholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such redemption or a Telephone Redemption Authorization Form. To place a redemption request, or to have telephone redemption privileges added to your account, please call the Transfer Agent's toll-free number, (800) 986-3455. In order to confirm that telephone instructions for redemptions are genuine, the Fund has established reasonable procedures to be employed by the Fund and the Transfer Agent, including the requirement that a form of personal identification be provided.

BY MAIL:

1. Write a letter of instruction to the Fund. Indicate the dollar amount or number of shares to be sold, the Portfolio and Class, the shareholder's account number, and social security or taxpayer identification number.

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the account, all must sign.


3. If shares to be sold have a value of $50,000 or more, the signature(s) must be guaranteed by a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System, broker-dealer, registered securities association or clearing agency, or other participant in a signature guarantee program. SIGNATURE GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE. Further documentation may be requested to evidence the authority of the person or entity making the redemption request. In addition, all redemption requests that include instructions for redemption proceeds to be sent somewhere other than the address on file must be signature guaranteed.

--------------------------------------------------------------------------------


4.     Mail the letter to the Transfer Agent at the following address:


         The Lazard Funds, Inc.
         P.O. Box 8514
         Boston, Massachusetts 02266-8514
         Attention:  (Name of Portfolio and Class of Shares)


THROUGH A LAZARD BROKERAGE ACCOUNT:

Shareholders who have a brokerage account with Lazard Freres & Co. LLC should contact their account representative for specific instructions on how to sell Portfolio shares.

                                INVESTOR SERVICES
--------------------------------------------------------------------------------

AUTOMATIC REINVESTMENT PLAN allows your dividends and capital gain distributions to be reinvested in additional shares of your Portfolio or another Portfolio.

AUTOMATIC INVESTMENTS allows you to purchase Open Shares through automatic deductions from a designated bank account.

EXCHANGE PRIVILEGE allows you to exchange shares of one Portfolio that have been held for seven days or more for shares of the same Class of another Portfolio in an identically registered account. Shares will be exchanged at the next determined NAV, subject to any applicable redemption fee. There is no other cost associated with this service. All exchanges are subject to the minimum initial investment requirements.

A shareholder may exchange shares by writing or calling the Transfer Agent. To exchange shares by telephone, the shareholder must have properly completed and submitted to the Transfer Agent either a Purchase Application authorizing such exchanges or a signed letter requesting that the exchange privilege be added to the account. The Transfer Agent's toll-free number for exchanges is (800) 986-3455. In order to confirm that telephone instructions for exchanges are genuine, the Fund has established reasonable procedures to be employed by the Fund and the Transfer Agent, including the requirement that a form of personal identification be provided.


The Fund reserves the right to limit the number of times shares may be exchanged between Portfolios, to reject any telephone exchange order, or to otherwise modify or discontinue the exchange privilege at any time. If an exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. See "Shareholder Information--How to Buy Shares--Market Timing/Excessive Trading" for more information about restrictions on exchanges.


                                GENERAL POLICIES
--------------------------------------------------------------------------------


In addition to the policies described above, the Fund reserves the right to:


   o redeem an account, with notice, if the value of the account falls below $1,000 due to redemptions

   o convert Institutional Shares held by a shareholder whose account is less than $1,000,000 to Open Shares, upon written notice to the shareholder

   o suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission (the "SEC")

   o  change or waive the required minimum investment amounts

   o delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions received without notice, excessive trading, or during unusual market conditions)

   o make a redemption-in-kind (a payment in portfolio securities instead of in cash) if it is determined that a redemption is too large and/or may cause harm to the Portfolio and its shareholders


Also in addition to the policies described above, the Fund may refuse or restrict purchase or exchange requests for Portfolio shares by any person or group if, in the judgment of the Fund's management:

   o the Portfolio would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected

   o if the Portfolio receives or anticipates receiving simultaneous orders that may significantly affect the Portfolio (e.g., amounts equal to 1% or more of the Portfolio's total assets)


                      ACCOUNT POLICIES, DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

ACCOUNT STATEMENTS

You will receive quarterly statements detailing your account activity. All investors will also receive an annual statement detailing the tax characteristics of any dividends and distributions that you have received in your account. You will also receive confirmations after each trade executed in your account.

To reduce expenses, only one copy of the most recent annual and semi-annual reports of the Fund may be mailed to your household, even if you have more than one account with the Fund. Call the Transfer Agent at the telephone number listed on the inside back cover if you need additional copies of annual or semi-annual reports or account information.

DIVIDENDS AND DISTRIBUTIONS

Income dividends are normally declared and paid annually for each of the Equity Portfolios, but may be declared and paid more frequently. Income dividends are normally declared each business day and paid monthly for each of

                       SHAREHOLDER INFORMATION (CONCLUDED)
--------------------------------------------------------------------------------

the Fixed-Income Portfolios. Net capital gains, if any, are normally distributed annually but may be distributed more frequently. Capital gain distributions estimates may be available prior to payment and may be obtained by calling (800) 823-6300 or going to the Fund's Website at www.LazardNet.com.


Dividends and distributions of a Portfolio will be invested in additional shares of the same Class of the Portfolio at the NAV on the ex-dividend date, and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash. Each share Class of the Portfolio will generate a different dividend because each has different expenses. Dividend checks and account statements will be mailed approximately two business days after the payment date.


TAX INFORMATION

Please be aware that the following tax information is general and refers to the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), which are in effect as of the date of this Prospectus. You should consult a tax adviser about the status of your distributions from your Portfolio.

All dividends and short-term capital gains distributions are generally taxable to you as ordinary income, whether you receive the distribution in cash or reinvest it in additional shares. An exchange of a Portfolio's shares for shares of another Portfolio will be treated as a sale of the Portfolio's shares, and any gain on the transaction may be subject to income taxes.


Keep in mind that distributions may be taxable to you at different rates which depend on the length of time the Portfolio held the applicable investment, not the length of time that you held your Portfolio shares. The tax status of any distribution is the same regardless of how long you have been in the Portfolio and whether you reinvest your distributions or take them in cash. High portfolio turnover and more volatile markets can result in taxable distributions to shareholders, regardless of whether their shares increased in value. When you do sell your Portfolio shares, a taxable capital gain or loss may be realized, except for IRA or other tax-deferred accounts.


Federal law requires a Portfolio to withhold taxes on distributions paid to shareholders who:

   o  fail to provide a social security number or taxpayer identification number

   o fail to certify that their social security number or taxpayer identification number is correct

   o  fail to certify that they are exempt from withholding

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The following financial highlights tables are intended to help you understand each Portfolio's financial performance since its inception (or five years, whichever is less), and certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned or lost each year on an investment in the Portfolio (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited (except as noted) by Anchin, Block & Anchin LLP, independent registered public accounting firm, whose report, along with each Portfolio's financial statements, is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge.

--------------------------------------------------------------------------------

LAZARD EQUITY PORTFOLIO


SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

                                                                                     YEAR ENDED
                                                    ----------------------------------------------------------------------------
INSTITUTIONAL SHARES                                12/31/04         12/31/03         12/31/02         12/31/01         12/31/00
                                                    --------         --------         --------         --------         --------
Net asset value, beginning of year ......           $  14.40         $  11.59         $  14.10         $  16.72         $  21.08
                                                    --------         --------         --------         --------         --------
Income (loss) from investment operations:
  Net investment income (a) .............               0.15             0.13             0.11             0.13             0.17
  Net realized and unrealized gain (loss)               1.65             2.81            (2.48)           (1.07)           (0.79)
                                                    --------         --------         --------         --------         --------
  Total from investment operations ......               1.80             2.94            (2.37)           (0.94)           (0.62)
                                                    --------         --------         --------         --------         --------
Less distributions from:
  Net investment income .................              (0.16)           (0.13)           (0.14)           (0.13)           (0.23)
  Net realized gains ....................              --               --               --               (1.55)           (3.51)
                                                    --------         --------         --------         --------         --------
  Total distributions ...................              (0.16)           (0.13)           (0.14)           (1.68)           (3.74)
                                                    --------         --------         --------         --------         --------
Redemption fees .........................                 --(c)            --(c)            --(c)            --               --
                                                    --------         --------         --------         --------         --------
Net asset value, end of year ............           $  16.04         $  14.40         $  11.59         $  14.10         $  16.72
                                                    ========         ========         ========         ========         ========
TOTAL RETURN (b) ........................             12.49%           25.37%         (16.84)%          (5.90)%          (2.64)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ..           $116,021         $112,568         $101,891         $141,329         $187,517
Ratios to average net assets:
  Net expenses ..........................              0.98%            0.98%            0.97%            0.90%            0.86%
  Gross expenses ........................              0.98%            0.98%            0.97%            0.90%            0.86%
  Net investment income .................              1.02%            1.00%            0.87%            0.82%            0.85%
Portfolio turnover rate .................                57%              46%              74%              89%              36%


                                                                                     YEAR ENDED
                                                    ----------------------------------------------------------------------------
OPEN SHARES                                         12/31/04         12/31/03         12/31/02         12/31/01         12/31/00
                                                    --------         --------         --------         --------         --------
Net asset value, beginning of year                  $  14.40         $  11.58         $  14.07         $  16.70         $  21.05
                                                    --------         --------         --------         --------         --------
Income (loss) from investment operations:
  Net investment income (a) .............               0.10             0.08             0.07             0.09             0.12
  Net realized and unrealized gain (loss)               1.64             2.82            (2.47)           (1.08)           (0.79)
                                                    --------         --------         --------         --------         --------
  Total from investment operations ......               1.74             2.90            (2.40)           (0.99)           (0.67)
                                                    --------         --------         --------         --------         --------
Less distributions from:
  Net investment income .................              (0.09)           (0.08)           (0.09)           (0.09)           (0.17)
  Net realized gains ....................                 --               --               --            (1.55)           (3.51)
                                                    --------         --------         --------         --------         --------
  Total distributions ...................              (0.09)           (0.08)           (0.09)           (1.64)           (3.68)
                                                    --------         --------         --------         --------         --------
Redemption fees .........................                 --               --(c)            --(c)            --               --
                                                    --------         --------         --------         --------         --------
Net asset value, end of year ............           $  16.05         $  14.40         $  11.58         $  14.07         $  16.70
                                                    ========         ========         ========         ========         ========
TOTAL RETURN (b) ........................             12.09%           25.06%         (17.08)%          (6.23)%          (2.91)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ..           $ 21,093         $ 21,546         $ 21,292         $ 37,082         $ 62,167
Ratios to average net assets:
  Net expenses ..........................              1.32%            1.31%            1.28%            1.18%            1.13%
  Gross expenses ........................              1.32%            1.31%            1.28%            1.18%            1.13%
  Net investment income .................              0.67%            0.67%            0.55%            0.54%            0.57%
Portfolio turnover rate .................                57%              46%              74%              89%              36%


(a) Net investment income has been computed using the average shares method.

(b) Total returns reflect reinvestment of all dividends and distributions, if any.

(c) Amount is less than $0.01 per share.

--------------------------------------------------------------------------------


LAZARD U.S. STRATEGIC EQUITY PORTFOLIO

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD:

                                                 FOR THE PERIOD
                                                  12/30/04* TO
INSTITUTIONAL SHARES                                12/31/04
                                                 --------------
Net asset value, beginning of period ....           $  10.00
                                                    --------
Income from investment operations:
  Net investment income (a) .............                 --(b)
  Net realized and unrealized gain ......                 --
                                                    --------
  Total from investment operations ......                 --
                                                    --------
Net asset value, end of period ..........           $  10.00
                                                    ========
TOTAL RETURN                                           0.00%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $    400
Ratios to average net assets:
  Net expenses (c) ......................              1.25%
  Gross expenses (c) ....................            546.34%(d)
  Net investment income (c) .............              1.92%
Portfolio turnover rate .................                 0%


                                                 FOR THE PERIOD
                                                  12/30/04* TO
OPEN SHARES                                         12/31/04
                                                 --------------
Net asset value, beginning of period ....           $  10.00
                                                    --------
Income from investment operations:
  Net investment income (a) .............                 --(b)
  Net realized and unrealized gain ......                 --
                                                    --------
  Total from investment operations ......                 --
                                                    --------
Net asset value, end of period ..........           $  10.00
                                                    ========
TOTAL RETURN                                           0.00%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $100
Ratios to average net assets:
  Net expenses (c) ......................              1.55%
  Gross expenses (c) ....................          1,049.82%(d)
  Net investment income (c) .............              1.62%
Portfolio turnover rate .................                 0%

 *  Commencement of operations.

(a) Net investment income has been computed using the average shares method.

(b) Amount is less than $0.01 per share.

(c) Period of less than one year is not annualized.

(d) Gross expenses ratio was the result of the Portfolio being in existence for two days during the period ended 12/31/04.

--------------------------------------------------------------------------------

LAZARD MID CAP PORTFOLIO

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

                                                                                     YEAR ENDED
                                                    ----------------------------------------------------------------------------
INSTITUTIONAL SHARES                                12/31/04         12/31/03         12/31/02         12/31/01         12/31/00
                                                    --------         --------         --------         --------         --------
Net asset value, beginning of year                  $  11.49         $   8.93         $  10.64         $  11.36         $  10.78
                                                    --------         --------         --------         --------         --------
Income (loss) from investment operations:
  Net investment income (a) .............               0.03             0.04             0.04             0.07             0.02
  Net realized and unrealized gain (loss)               2.83             2.55            (1.57)            1.31             2.20
                                                    --------         --------         --------         --------         --------
  Total from investment operations ......               2.86             2.59            (1.53)            1.38             2.22
                                                    --------         --------         --------         --------         --------
Less distributions from:
  Net investment income .................              (0.04)           (0.03)              --            (0.07)           (0.03)
  Net realized gains ....................              (1.11)              --            (0.18)           (2.03)           (1.61)
                                                    --------         --------         --------         --------         --------
  Total distributions ...................              (1.15)           (0.03)           (0.18)           (2.10)           (1.64)
                                                    --------         --------         --------         --------         --------
Redemption fees .........................                 --(c)            --               --(c)            --               --
                                                    --------         --------         --------         --------         --------
Net asset value, end of year ............           $  13.20         $  11.49         $   8.93         $  10.64         $  11.36
                                                    ========         ========         ========         ========         ========
TOTAL RETURN (b) ........................             24.97%           29.03%         (14.47)%           12.85%           22.44%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $ 56,431         $ 39,625         $ 28,754         $ 21,729         $ 15,344
Ratios to average net assets:
  Net expenses ..........................              1.05%            1.05%            1.05%            1.05%            1.05%
  Gross expenses ........................              1.13%            1.31%            1.40%            1.71%            1.50%
  Net investment income .................              0.21%            0.42%            0.40%            0.65%            0.20%
Portfolio turnover rate .................                92%              96%             104%             160%             152%


                                                                                     YEAR ENDED
                                                    ----------------------------------------------------------------------------
OPEN SHARES                                         12/31/04         12/31/03         12/31/02         12/31/01         12/31/00
                                                    --------         --------         --------         --------         --------
Net asset value, beginning of year                  $  11.38         $   8.84         $  10.57         $  11.30         $  10.74
                                                    --------         --------         --------         --------         --------
Income (loss) from investment operations:
  Net investment income (loss) (a) ......              (0.01)            0.01             0.01             0.04            (0.01)
  Net realized and unrealized gain (loss)               2.80             2.53            (1.56)            1.30             2.18
                                                    --------         --------         --------         --------         --------
  Total from investment operations ......               2.79             2.54            (1.55)            1.34             2.17
                                                    --------         --------         --------         --------         --------
Less distributions from:
  Net investment income .................                 --               --(c)            --            (0.04)              --
  Net realized gains ....................              (1.11)              --            (0.18)           (2.03)           (1.61)
                                                    --------         --------         --------         --------         --------
  Total distributions ...................              (1.11)              --            (0.18)           (2.07)           (1.61)
                                                    --------         --------         --------         --------         --------
Redemption fees .........................                 --(c)            --(c)            --               --               --
                                                    --------         --------         --------         --------         --------
Net asset value, end of year ............           $  13.06         $  11.38         $   8.84         $  10.57         $  11.30
                                                    ========         ========         ========         ========         ========
TOTAL RETURN (b) ........................             24.59%           28.74%         (14.75)%           12.50%           22.00%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ..           $ 30,412         $ 14,978         $  8,128         $  7,584         $  6,342
Ratios to average net assets:
  Net expenses ..........................              1.35%            1.35%            1.35%            1.35%            1.35%
  Gross expenses ........................              1.45%            1.69%            1.83%            2.13%            1.91%
  Net investment income (loss) ..........            (0.09)%            0.12%            0.09%            0.35%          (0.09)%
Portfolio turnover rate .................                92%              96%             104%             160%             152%


(a) Net investment income (loss) has been computed using the average shares method.

(b) Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio's Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio's returns would have been lower.

(c) Amount is less than $0.01 per share.

--------------------------------------------------------------------------------

LAZARD SMALL CAP PORTFOLIO


SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

                                                                                     YEAR ENDED
                                                    ----------------------------------------------------------------------------
INSTITUTIONAL SHARES                                12/31/04         12/31/03         12/31/02         12/31/01         12/31/00
                                                    --------         --------         --------         --------         --------
Net asset value, beginning of year ......           $  19.49         $  14.03         $  17.70         $  18.07         $  16.57
                                                    --------         --------         --------         --------         --------
Income (loss) from investment operations:
  Net investment income (a) .............               0.01             0.07             0.02             0.08             0.09
  Net realized and unrealized gain (loss)               2.93             5.39            (3.18)            3.06             2.45
                                                    --------         --------         --------         --------         --------
  Total from investment operations ......               2.94             5.46            (3.16)            3.14             2.54
                                                    --------         --------         --------         --------         --------
Less distributions from:
  Net investment income .................              (0.07)              --               --            (0.09)           (0.23)
  Net realized gains ....................              (3.52)              --            (0.51)           (3.42)           (0.81)
                                                    --------         --------         --------         --------         --------
  Total distributions ...................              (3.59)              --            (0.51)           (3.51)           (1.04)
                                                    --------         --------         --------         --------         --------
Redemption fees .........................                 --(c)            --(c)            --(c)            --               --
                                                    --------         --------         --------         --------         --------
Net asset value, end of year ............           $  18.84         $  19.49         $  14.03         $  17.70         $  18.07
                                                    ========         ========         ========         ========         ========
TOTAL RETURN (b) ........................             15.28%           38.92%         (17.97)%           18.06%           15.89%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ..           $390,906         $465,876         $388,795         $575,077         $730,179
Ratios to average net assets:
  Net expenses ..........................              0.86%            0.86%            0.85%            0.83%            0.83%
  Gross expenses ........................              0.86%            0.86%            0.85%            0.83%            0.83%
  Net investment income .................              0.07%            0.42%            0.14%            0.41%            0.52%
Portfolio turnover rate .................               100%              77%              93%              80%              67%


                                                                                     YEAR ENDED
                                                    ----------------------------------------------------------------------------
OPEN SHARES                                         12/31/04         12/31/03         12/31/02         12/31/01         12/31/00
                                                    --------         --------         --------         --------         --------
Net asset value, beginning of year ......           $  19.44         $  14.03         $  17.67         $  18.04         $  16.51
                                                    --------         --------         --------         --------         --------
Income (loss) from investment operations:
  Net investment income (loss) (a) ......              (0.05)            0.02            (0.03)            0.02             0.04
  Net realized and unrealized gain (loss)               2.91             5.39            (3.10)            3.05             2.45
                                                    --------         --------         --------         --------         --------
  Total from investment operations ......               2.86             5.41            (3.13)            3.07             2.49
                                                    --------         --------         --------         --------         --------
Less distributions from:
  Net investment income .................                 --(c)            --               --            (0.02)           (0.15)
  Net realized gains ....................              (3.52)              --            (0.51)           (3.42)           (0.81)
                                                    --------         --------         --------         --------         --------
  Total distributions ...................              (3.52)              --            (0.51)           (3.44)           (0.96)
                                                    --------         --------         --------         --------         --------
Redemption fees .........................                 --(c)            --(c)          0.07               --               --
                                                    --------         --------         --------         --------         --------
Net asset value, end of year ............           $  18.78         $  19.44         $  14.03         $  17.67         $  18.04
                                                    ========         ========         ========         ========         ========
TOTAL RETURN (b) ........................             14.90%           38.56%         (17.82)%           17.69%           15.60%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ..           $ 50,295         $ 50,202         $ 43,110         $ 69,531         $ 67,717
Ratios to average net assets:
  Net expenses ..........................              1.18%            1.19%            1.15%            1.13%            1.12%
  Gross expenses ........................              1.18%            1.19%            1.15%            1.13%            1.12%
  Net investment income (loss) ..........            (0.05)%            0.11%          (0.17)%            0.12%            0.24%
Portfolio turnover rate .................               100%              77%              93%              80%              67%


(a) Net investment income (loss) has been computed using the average shares method.

(b) Total returns reflect reinvestment of all dividends and distributions, if any.

(c) Amount is less than $0.01 per share.

--------------------------------------------------------------------------------

LAZARD INTERNATIONAL EQUITY PORTFOLIO


SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

                                                                                    YEAR ENDED
                                                  ------------------------------------------------------------------------------
INSTITUTIONAL SHARES                               12/31/04         12/31/03         12/31/02         12/31/01         12/31/00
                                                  ----------       ----------       ----------       ----------       ----------
Net asset value, beginning of year ......         $    11.37       $     8.92       $  10.01         $    13.46       $    17.29
                                                  ----------       ----------       ----------       ----------       ----------
Income (loss) from investment operations:
  Net investment income (a) .............               0.18             0.18             0.14             0.11             0.15
  Net realized and unrealized gain (loss)               1.60             2.43            (1.18)           (3.45)           (2.01)
                                                  ----------       ----------       ----------       ----------       ----------
  Total from investment operations ......               1.78             2.61            (1.04)           (3.34)           (1.86)
                                                  ----------       ----------       ----------       ----------       ----------
Less distributions from:
  Net investment income .................              (0.24)           (0.16)           (0.05)              --(c)         (0.17)
  Net realized gains ....................                 --               --               --            (0.11)           (1.80)
                                                  ----------       ----------       ----------       ----------       ----------
  Total distributions ...................              (0.24)           (0.16)           (0.05)           (0.11)           (1.97)
                                                  ----------       ----------       ----------       ----------       ----------
Redemption fees .........................                 --(c)            --(c)            --(c)            --               --
                                                  ----------       ----------       ----------       ----------       ----------
Net asset value, end of year ............         $    12.91       $    11.37       $     8.92       $    10.01       $    13.46
                                                  ==========       ==========       ==========       ==========       ==========
TOTAL RETURN (b) ........................             16.01%           29.51%         (10.44)%         (24.85)%         (10.55)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ..         $1,509,462       $2,103,600       $1,776,799       $2,224,089       $3,001,933
Ratios to average net assets:
  Net expenses ..........................              0.90%            0.90%            0.90%            0.90%            0.88%
  Gross expenses ........................              0.90%            0.90%            0.90%            0.90%            0.88%
  Net investment income .................              1.51%            1.90%            1.45%            0.95%            0.97%
Portfolio turnover rate .................                58%              44%              58%              69%              51%


                                                                                     YEAR ENDED
                                                    ----------------------------------------------------------------------------
OPEN SHARES                                         12/31/04         12/31/03         12/31/02         12/31/01         12/31/00
                                                    --------         --------         --------         --------         --------
Net asset value, beginning of year ......           $  11.37         $   8.88         $   9.95         $  13.41         $  17.28
                                                    --------         --------         --------         --------         --------
Income (loss) from investment operations:
  Net investment income (a) .............               0.14             0.15             0.11             0.08             0.10
  Net realized and unrealized gain (loss)               1.61             2.44            (1.18)           (3.43)           (2.02)
                                                    --------         --------         --------         --------         --------
  Total from investment operations ......               1.75             2.59            (1.07)           (3.35)           (1.92)
                                                    --------         --------         --------         --------         --------
Less distributions from:
  Net investment income .................              (0.18)           (0.10)           (0.02)              --            (0.15)
  Net realized gains ....................                 --               --               --            (0.11)           (1.80)
                                                    --------         --------         --------         --------         --------
  Total distributions ...................              (0.18)           (0.10)           (0.02)           (0.11)           (1.95)
                                                    --------         --------         --------         --------         --------
Redemption fees .........................                 --(c)            --(c)          0.02               --               --
                                                    --------         --------         --------         --------         --------
Net asset value, end of year ............           $  12.94         $  11.37         $   8.88         $   9.95         $  13.41
                                                    ========         ========         ========         ========         ========
TOTAL RETURN (b) ........................             15.64%           29.29%         (10.57)%         (25.02)%         (10.95)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ..           $ 89,742         $105,336         $ 88,031         $116,466         $147,226
Ratios to average net assets:
  Net expenses ..........................              1.20%            1.21%            1.21%            1.19%            1.15%
  Gross expenses ........................              1.20%            1.21%            1.21%            1.19%            1.15%
  Net investment income .................              1.18%            1.61%            1.14%            0.70%            0.66%
Portfolio turnover rate .................                58%              44%              58%              69%              51%


(a) Net investment income has been computed using the average shares method.

(b) Total returns reflect reinvestment of all dividends and distributions, if any.

(c) Amount is less than $0.01 per share.

--------------------------------------------------------------------------------

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                    YEAR ENDED                      FOR THE PERIOD
                                                    ------------------------------------------       5/31/01* TO
INSTITUTIONAL SHARES                                12/31/04         12/31/03         12/31/02         12/31/01
                                                    --------         --------         --------      --------------
Net asset value, beginning of period                $   9.80         $   7.74         $   9.15         $  10.00
                                                    --------         --------         --------         --------
Income (loss) from investment operations:
  Net investment income (a) .............               0.14             0.18             0.12             0.01
  Net realized and unrealized gain (loss)               1.47             2.12            (1.41)           (0.85)
                                                    --------         --------         --------         --------
  Total from investment operations ......               1.61             2.30            (1.29)           (0.84)
                                                    --------         --------         --------         --------
Less distributions from:
  Net investment income .................              (0.16)           (0.24)           (0.12)           (0.01)
                                                    --------         --------         --------         --------
  Total distributions ...................              (0.16)           (0.24)           (0.12)           (0.01)
                                                    --------         --------         --------         --------
Redemption fees .........................                 --               --               --(c)            --
                                                    --------         --------         --------         --------
Net asset value, end of period ..........           $  11.25         $   9.80         $   7.74         $  9.15
                                                    ========         ========         ========         ========
TOTAL RETURN (b), (d) ...................             16.45%           29.80%         (14.12)%          (8.43)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $ 10,455         $  9,788         $ 20,957         $  8,580
Ratios to average net assets:
  Net expenses (d) ......................              1.15%            1.15%            1.15%            1.15%
  Gross expenses (d) ....................              2.13%            1.85%            1.63%           13.75%
  Net investment income (d) .............              1.43%            2.26%            1.41%            0.15%
Portfolio turnover rate .................                16%              29%              32%               1%


                                                                    YEAR ENDED                      FOR THE PERIOD
                                                    ------------------------------------------       5/31/01* TO
OPEN SHARES                                         12/31/04         12/31/03         12/31/02         12/31/01
                                                    --------         --------         --------      --------------
Net asset value, beginning of period ....           $   9.82         $   7.75         $   9.16         $  10.00
                                                    --------         --------         --------         --------
Income (loss) from investment operations:
  Net investment income (loss) (a) ......               0.13             0.09             0.08            (0.02)
  Net realized and unrealized gain (loss)               1.46             2.19            (1.40)           (0.82)
                                                    --------         --------         --------         --------
  Total from investment operations ......               1.59             2.28            (1.32)           (0.84)
                                                    --------         --------         --------         --------
Less distributions from:
  Net investment income .................              (0.13)           (0.21)           (0.09)              --
                                                    --------         --------         --------         --------
  Total distributions ...................              (0.13)           (0.21)           (0.09)              --
                                                    --------         --------         --------         --------
Redemption fees .........................                 --(c)            --               --               --
                                                    --------         --------         --------         --------
Net asset value, end of period ..........           $  11.28         $   9.82         $   7.75         $   9.16
                                                    ========         ========         ========         ========
TOTAL RETURN (b), (d) ...................             16.17%           29.49%         (14.37)%          (8.40)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $  6,744         $  7,279         $  2,508         $    434
Ratios to average net assets:
  Net expenses (d) ......................              1.45%            1.45%            1.45%            1.45%
  Gross expenses (d) ....................              2.47%            2.68%            2.79%           47.06%
  Net investment income (loss) (d) ......              1.28%            1.09%            0.93%          (0.31)%
Portfolio turnover rate .................                16%              29%              32%               1%

*   Commencement of operations.


(a) Net investment income (loss) has been computed using the average shares method.

(b) Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio's Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio's returns would have been lower.

(c) Amount is less than $0.01 per share.

(d) Periods of less than one year are not annualized.

--------------------------------------------------------------------------------

LAZARD INTERNATIONAL SMALL CAP PORTFOLIO


SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

                                                                                     YEAR ENDED
                                                    ----------------------------------------------------------------------------
INSTITUTIONAL SHARES                                12/31/04         12/31/03         12/31/02         12/31/01         12/31/00
                                                    --------         --------         --------         --------         --------
Net asset value, beginning of year ......           $  15.46         $  11.07         $  11.58         $  12.57         $  14.12
                                                    --------         --------         --------         --------         --------
Income (loss) from investment operations:
  Net investment income (a) .............               0.29             0.27             0.17             0.18             0.16
  Net realized and unrealized gain (loss)               4.66             4.39            (0.53)           (1.03)           (0.81)
                                                    --------         --------         --------         --------         --------
  Total from investment operations ......               4.95             4.66            (0.36)           (0.85)           (0.65)
                                                    --------         --------         --------         --------         --------
Less distributions from:
  Net investment income .................              (0.26)           (0.27)           (0.15)           (0.14)           (0.11)
  Net realized gains ....................              (0.91)              --               --               --            (0.79)
                                                    --------         --------         --------         --------         --------
  Total distributions ...................              (1.17)           (0.27)           (0.15)           (0.14)           (0.90)
                                                    --------         --------         --------         --------         --------
Redemption fees .........................                 --(c)            --(c)            --(c)            --               --
                                                    --------         --------         --------         --------         --------
Net asset value, end of year ............           $  19.24         $  15.46         $  11.07         $  11.58         $  12.57
                                                    ========         ========         ========         ========         ========
TOTAL RETURN (b) ........................             32.28%           42.21%          (3.08)%          (6.77)%          (4.44)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ..           $674,066         $644,240         $529,062         $390,278         $341,808
Ratios to average net assets:
  Net expenses ..........................              0.94%            0.95%            0.96%            0.95%            0.98%
  Gross expenses ........................              0.94%            0.95%            0.96%            0.95%            0.98%
  Net investment income .................              1.71%            2.15%            1.45%            1.48%            1.13%
Portfolio turnover rate .................                39%              18%              25%              17%              43%


                                                                                     YEAR ENDED
                                                    ----------------------------------------------------------------------------
OPEN SHARES                                         12/31/04         12/31/03         12/31/02         12/31/01         12/31/00
                                                    --------         --------         --------         --------         --------
Net asset value, beginning of year ......           $  15.41         $  11.02         $  11.53         $  12.53         $  14.06
                                                    --------         --------         --------         --------         --------
Income (loss) from investment operations:
  Net investment income (a) .............               0.23             0.21             0.13             0.11             0.10
  Net realized and unrealized gain (loss)               4.64             4.36            (0.54)           (1.03)           (0.80)
                                                    --------         --------         --------         --------         --------
  Total from investment operations ......               4.87             4.57            (0.41)           (0.92)           (0.70)
                                                    --------         --------         --------         --------         --------
Less distributions from:
  Net investment income .................              (0.18)           (0.20)           (0.10)           (0.08)           (0.04)
  Net realized gains ....................              (0.91)              --               --               --            (0.79)
                                                    --------         --------         --------         --------         --------
  Total distributions ...................              (1.09)           (0.20)           (0.10)           (0.08)           (0.83)
                                                    --------         --------         --------         --------         --------
Redemption fees .........................               0.03             0.02               --(c)            --               --
                                                    --------         --------         --------         --------         --------
Net asset value, end of year ............           $  19.22         $  15.41         $  11.02         $  11.53         $  12.53
                                                    ========         ========         ========         ========         ========
TOTAL RETURN (b) ........................             32.04%           41.71%          (3.55)%          (7.33)%          (4.85)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ..           $ 49,585         $ 20,124         $  3,019         $  3,441         $  1,649
Ratios to average net assets:
  Net expenses ..........................              1.36%            1.43%            1.43%            1.43%            1.43%
  Gross expenses ........................              1.36%            1.46%            1.86%            2.03%            2.27%
  Net investment income .................              1.30%            1.59%            1.15%            0.91%            0.68%
Portfolio turnover rate .................                39%              18%              25%              17%              43%


(a) Net investment income has been computed using the average shares method.

(b) Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio's Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio's returns would have been lower.

(c) Amount is less than $0.01 per share.

--------------------------------------------------------------------------------

LAZARD EMERGING MARKETS PORTFOLIO


SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

                                                                                     YEAR ENDED
                                                    ----------------------------------------------------------------------------
INSTITUTIONAL SHARES                                12/31/04         12/31/03         12/31/02         12/31/01         12/31/00
                                                    --------         --------         --------         --------         --------
Net asset value, beginning of year ......           $  10.80         $   7.11         $   7.22         $   7.52         $  10.70
                                                    --------         --------         --------         --------         --------
Income (loss) from investment operations:
  Net investment income (a) .............               0.16             0.17             0.10             0.07             0.06
  Net realized and unrealized gain (loss)               3.16             3.69            (0.13)           (0.31)           (3.22)
                                                    --------         --------         --------         --------         --------
  Total from investment operations ......               3.32             3.86            (0.03)           (0.24)           (3.16)
                                                    --------         --------         --------         --------         --------
Less distributions from:
  Net investment income .................              (0.14)           (0.17)           (0.08)           (0.06)           (0.02)
                                                    --------         --------         --------         --------         --------
  Total distributions ...................              (0.14)           (0.17)           (0.08)           (0.06)           (0.02)
                                                    --------         --------         --------         --------         --------
Redemption fees .........................                 --(c)            --(c)            --(c)            --               --
                                                    --------         --------         --------         --------         --------
Net asset value, end of year ............           $  13.98         $  10.80         $   7.11         $   7.22         $   7.52
                                                    ========         ========         ========         ========         ========
TOTAL RETURN (b) ........................             30.79%           54.45%          (0.37)%          (3.16)%         (29.53)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ..           $771,598         $591,514         $345,176         $308,608         $317,691
Ratios to average net assets:
  Net expenses ..........................              1.32%            1.29%            1.31%            1.29%            1.26%
  Gross expenses ........................              1.32%            1.29%            1.31%            1.29%            1.27%
  Net investment income .................              1.40%            2.06%            1.30%            0.91%            0.62%
Portfolio turnover rate .................                43%              29%              31%              43%              72%


                                                                                     YEAR ENDED
                                                    ----------------------------------------------------------------------------
OPEN SHARES                                         12/31/04         12/31/03         12/31/02         12/31/01         12/31/00
                                                    --------         --------         --------         --------         --------
Net asset value, beginning of year ......           $  10.86         $   7.13         $   7.24         $   7.54         $  10.74
                                                    --------         --------         --------         --------         --------
Income (loss) from investment operations:
  Net investment income (a) .............               0.13             0.15             0.08             0.05             0.03
  Net realized and unrealized gain (loss)               3.17             3.70            (0.13)           (0.32)           (3.23)
                                                    --------         --------         --------         --------         --------
  Total from investment operations ......               3.30             3.85            (0.05)           (0.27)           (3.20)
                                                    --------         --------         --------         --------         --------
Less distributions from:
  Net investment income .................              (0.10)           (0.14)           (0.06)           (0.03)              --
                                                    --------         --------         --------         --------         --------
  Total distributions ...................              (0.10)           (0.14)           (0.06)           (0.03)              --
                                                    --------         --------         --------         --------         --------
Redemption fees .........................                 --(c)          0.02               --(c)            --               --
                                                    --------         --------         --------         --------         --------
Net asset value, end of year ............           $  14.06         $  10.86         $   7.13         $   7.24         $   7.54
                                                    ========         ========         ========         ========         ========
TOTAL RETURN (b) ........................             30.43%           54.29%          (0.65)%          (3.54)%         (29.80)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ..           $ 30,536         $ 18,649         $  9,140         $  6,712         $  5,459
Ratios to average net assets:
  Net expenses ..........................              1.60%            1.60%            1.60%            1.60%            1.60%
  Gross expenses ........................              1.71%            1.76%            1.84%            2.00%            1.80%
  Net investment income .................              1.11%            1.82%            1.09%            0.63%            0.30%
Portfolio turnover rate .................                43%              29%              31%              43%              72%


(a) Net investment income has been computed using the average shares method.

(b) Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio's Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio's returns would have been lower.

(c) Amount is less than $0.01 per share.

--------------------------------------------------------------------------------

LAZARD BOND PORTFOLIO


SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

                                                                                     YEAR ENDED
                                                    ----------------------------------------------------------------------------
INSTITUTIONAL SHARES                                12/31/04         12/31/03         12/31/02         12/31/01         12/31/00
                                                    --------         --------         --------         --------         --------
Net asset value, beginning of year ......           $   9.82         $   9.84         $   9.56         $   9.37         $   9.29
                                                    --------         --------         --------         --------         --------
Income (loss) from investment operations:
  Net investment income (a) .............               0.26             0.23             0.41             0.52             0.59
  Net realized and unrealized gain (loss)              (0.08)           (0.01)            0.28             0.19             0.08
                                                    --------         --------         --------         --------         --------
  Total from investment operations ......               0.18             0.22             0.69             0.71             0.67
                                                    --------         --------         --------         --------         --------
Less distributions from:
  Net investment income .................              (0.26)           (0.24)           (0.41)           (0.52)           (0.59)
                                                    --------         --------         --------         --------         --------
  Total distributions ...................              (0.26)           (0.24)           (0.41)           (0.52)           (0.59)
                                                    --------         --------         --------         --------         --------
Redemption fees .........................                 --               --               --(c)            --               --
                                                    --------         --------         --------         --------         --------
Net asset value, end of year ............           $   9.74         $   9.82         $   9.84         $   9.56         $   9.37
                                                    ========         ========         ========         ========         ========
TOTAL RETURN (b) ........................              1.87%            2.21%            7.44%            7.68%            7.53%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ..           $ 39,211         $ 44,767         $ 48,745         $ 44,013         $ 54,847
Ratios to average net assets:
  Net expenses ..........................              0.97%            0.92%            0.98%            0.91%            0.82%
  Gross expenses ........................              0.97%            0.92%            0.98%            0.91%            0.82%
  Net investment income .................              2.68%            2.34%            4.30%            5.44%            6.38%
Portfolio turnover rate .................               218%             583%             391%             238%             355%


(a) For the years ended 12/31/00 through 12/31/03, when the Portfolio had two classes of shares, net investment income has been computed using the average shares method.

(b) Total returns reflect reinvestment of all dividends and distributions, if any.

(c) Amount is less than $0.01 per share.

                        FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------


LAZARD HIGH YIELD PORTFOLIO


SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR:

                                                                                     YEAR ENDED
                                                    ----------------------------------------------------------------------------
Institutional Shares                                12/31/04         12/31/03         12/31/02         12/31/01         12/31/00
                                                    --------         --------         --------         --------         --------
Net asset value, beginning of year ......           $   5.40         $   4.72         $   5.95         $   6.57         $   8.77
                                                    --------         --------         --------         --------         --------
Income (loss) from investment operations:
  Net investment income (a) .............               0.44             0.43             0.58             0.76             0.96
  Net realized and unrealized gain (loss)               0.07             0.69            (1.22)           (0.62)           (2.20)
                                                    --------         --------         --------         --------         --------
  Total from investment operations ......               0.51             1.12            (0.64)            0.14            (1.24)
                                                    --------         --------         --------         --------         --------
Less distributions from:
  Net investment income .................              (0.44)           (0.44)           (0.59)           (0.76)           (0.96)
                                                    --------         --------         --------         --------         --------
  Total distributions ...................              (0.44)           (0.44)           (0.59)           (0.76)           (0.96)
                                                    --------         --------         --------         --------         --------
Redemption fees .........................                 --(c)            --(c)            --               --               --
                                                    --------         --------         --------         --------         --------
Net asset value, end of year ............           $   5.47         $   5.40         $   4.72         $   5.95         $   6.57
                                                    ========         ========         ========         ========         ========
TOTAL RETURN (b) ........................              9.88%           24.58%         (11.14)%            2.03%         (15.19)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ..           $ 96,759         $127,765         $ 78,128         $ 71,467         $ 65,752
Ratios to average net assets:
  Net expenses ..........................              0.55%            0.75%            0.75%            0.75%            0.75%
  Gross expenses ........................              0.89%            0.98%            1.08%            1.07%            1.00%
  Net investment income .................              8.11%            8.45%           11.09%           11.85%           12.24%
Portfolio turnover rate .................                49%              68%             229%             234%             148%


                                                                                     YEAR ENDED
                                                    ----------------------------------------------------------------------------
OPEN SHARES                                         12/31/04         12/31/03         12/31/02         12/31/01         12/31/00
                                                    --------         --------         --------         --------         --------
Net asset value, beginning of year ......           $   5.42         $   4.73         $   5.95         $   6.57         $   8.78
                                                    --------         --------         --------         --------         --------
Income (loss) from investment operations:
  Net investment income (a) .............               0.42             0.42             0.55             0.74             0.94
  Net realized and unrealized gain (loss)               0.06             0.68            (1.19)           (0.62)           (2.21)
                                                    --------         --------         --------         --------         --------
  Total from investment operations ......               0.48             1.10            (0.64)            0.12            (1.27)
                                                    --------         --------         --------         --------         --------
Less distributions from:
  Net investment income .................              (0.42)           (0.42)           (0.58)           (0.74)           (0.94)
                                                    --------         --------         --------         --------         --------
  Total distributions ...................              (0.42)           (0.42)           (0.58)           (0.74)           (0.94)
                                                    --------         --------         --------         --------         --------
Redemption fees .........................                 --             0.01               --(c)            --               --
                                                    --------         --------         --------         --------         --------
Net asset value, end of year ............           $   5.48         $   5.42         $   4.73         $   5.95         $   6.57
                                                    ========         ========         ========         ========         ========
TOTAL RETURN (b) ........................              9.33%           24.41%         (11.27)%            1.72%         (15.54)%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ..           $  7,223         $  2,989         $    965         $ 12,249         $ 13,552
Ratios to average net assets:
  Net expenses ..........................              0.85%            1.05%            1.05%            1.05%            1.05%
  Gross expenses ........................              1.67%            2.79%            2.48%            1.46%            1.38%
  Net investment income .................              7.64%            8.16%            9.84%           11.57%           12.10%
Portfolio turnover rate .................                49%              68%             229%             234%             148%


(a) Net investment income has been computed using the average shares method.

(b) Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by the Portfolio's Investment Manager or State Street; without such waiver/reimbursement of expenses, the Portfolio's returns would have been lower.

(c) Amount is less than $0.01 per share.

                  PERFORMANCE INFORMATION FOR RELATED ACCOUNTS
--------------------------------------------------------------------------------

LAZARD U.S. STRATEGIC EQUITY COMPOSITE

THIS IS NOT THE PORTFOLIO'S PERFORMANCE


Lazard U.S. Strategic Equity Portfolio commenced operations on December 30, 2004 and, therefore, does not have its own performance record prior to December 30, 2004. Year-to-date performance for Lazard U.S. Strategic Equity Portfolio through April 15, 2005 is (5.30)% (not annualized). However, the Portfolio's investment objective, policies and strategies are substantially similar to those used by the Investment Manager in managing certain discretionary investment management accounts (the "Private Accounts"). The chart below shows the historical investment performance for a composite (the "Fund Related Account Composite") of the Private Accounts and for the Portfolio's benchmark index. The Fund Related Account Composite should not be interpreted as indicative of the Portfolio's future performance.


              Annual Total Returns for the Year Ended December 31,


-----------------------------------------------------------------------------------------------------------
                                          1999        2000        2001        2002       2003        2004
-----------------------------------------------------------------------------------------------------------
FUND RELATED ACCOUNT COMPOSITE*           35.1        (9.0)       (3.1)      (17.2)      29.4        19.8
-----------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX**                        21.0        (9.1)      (11.9)      (22.1)      28.7        10.9
-----------------------------------------------------------------------------------------------------------

                          Average Annual Total Returns
                    (for the periods ended December 31, 2004)

------------------------------------------------------------------------------------------------------------------------
                                        INCEPTION DATE     ONE YEAR     THREE YEARS     FIVE YEARS     SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------
FUND RELATED ACCOUNT COMPOSITE*             3/1/98           19.8%          8.7%            2.5%             18.1%
------------------------------------------------------------------------------------------------------------------------
S&P 500(R) INDEX**                           N/A             10.9%          3.6%           (2.3)%             3.6%
------------------------------------------------------------------------------------------------------------------------


--------------------
  * The Fund Related Account Composite excludes certain Private Accounts managed by the Investment Manager. However, the Investment Manager believes the exclusion of such accounts does not materially affect the performance or otherwise cause the performance to be misleading. Performance is shown net of fees.

 ** The S&P 500(R) Index is an unmanaged, market capitalization-weighted index of 500 common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of theses stocks, which represent all major industries.

Certain Private Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected the performance of the Fund Related Account Composite. The performance results of the Fund Related Account Composite reflect actual fees charged to the Private Accounts. They do not reflect the estimated fees and expenses to be incurred by the Portfolio, which, if reflected, would have reduced returns.

Additionally, although it is anticipated that the Portfolio and the Private Accounts will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and cash flow resulting from purchases and redemptions of Portfolio shares may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings.

The returns of each Private Account are time-weighted, use trade date accounting, and are based upon monthly portfolio valuations. The performance figures reflect the reinvestment of dividends and other distributions as of the payment date. The returns of the Fund Related Account Composite are dollar-weighted based upon beginning period market values on a monthly basis. This calculation methodology differs from guidelines of the SEC for calculating performance of mutual funds.

            PERFORMANCE INFORMATION FOR RELATED ACCOUNTS (CONCLUDED)
--------------------------------------------------------------------------------

LAZARD INTERNATIONAL EQUITY SELECT COMPOSITE

THIS IS NOT THE PORTFOLIO'S PERFORMANCE

The Portfolio's investment objective, policies and strategies are substantially similar to those used by the Investment Manager in managing certain discretionary investment management accounts (the "Private Accounts") and registered investment companies (the "Fund Accounts"). The chart below shows the historical investment performance for a composite (the "Fund Related Account Composite") of the Fund Accounts and the Private Accounts and for the Portfolio's benchmark index. The Fund Related Account Composite should not be interpreted as indicative of the Portfolio's future performance.

              Annual Total Returns for the Year Ended December 31,


---------------------------------------------------------------------------------------------------------------------------
                                   1995     1996     1997     1998    1999     2000     2001     2002     2003     2004
---------------------------------------------------------------------------------------------------------------------------
FUND RELATED ACCOUNT COMPOSITE*     6.0%    12.1%    18.9%    23.7%   20.2%     3.2%   (19.7)%  (12.6)%   29.3%    16.5%
---------------------------------------------------------------------------------------------------------------------------
MSCI EAFE INDEX**                  11.2%     6.0%     1.8%    20.0%   27.0%   (14.2)%  (21.4)%  (15.9)%   38.6%    20.2%
---------------------------------------------------------------------------------------------------------------------------

                          Average Annual Total Returns
                     for the periods ended December 31, 2004

------------------------------------------------------------------------------------------------------------------------------
                                             INCEPTION DATE            ONE YEAR           FIVE YEARS         SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------------
FUND RELATED ACCOUNT COMPOSITE*                  1/1/94                  16.5%                2.5%                 8.3%
------------------------------------------------------------------------------------------------------------------------------
MSCI EAFE INDEX**                                   N/A                  20.2%               (1.1)%                5.8%
------------------------------------------------------------------------------------------------------------------------------

--------------------
  * The Fund Related Account Composite excludes certain Private Accounts managed by the Investment Manager. However, the Investment Manager believes the exclusion of such accounts does not materially affect the performance or otherwise cause the performance to be misleading. Performance is shown net of fees.

 ** The MCSI EAFE Index is an unmanaged, broadly diversified international index comprised of equity securities of approximately 1,000 companies located outside the United States.

Certain Private Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected the performance of the Fund Related Account Composite. The performance results of the Fund Related Account Composite reflect actual fees charged to the Private Accounts and the Fund Accounts. They do not reflect the estimated fees and expenses to be incurred by the Portfolio which, if reflected, would have reduced returns.

Additionally, although it is anticipated that the Portfolio and the Private Accounts and Fund Accounts will hold similar securities, their investment results are expected to differ. In particular, differences in asset size and cash flow resulting from purchases and redemptions of Portfolio shares and shares in the Fund Accounts may result in different securities selections, differences in the relative weightings of securities or differences in the prices paid for particular portfolio holdings.

The returns of each Private Account are time-weighted, use trade date accounting, and are based upon quarterly portfolio valuations prior to April 1995 and upon monthly portfolio valuations from April 1995 to the present. The performance figures reflect the reinvestment of dividends and other distributions as of the ex-dividend date. The returns of the Fund Related Account Composite are dollar-weighted based upon beginning period market values on a monthly basis. This calculation methodology differs from guidelines of the SEC for calculating performance of mutual funds.

For more information about the Portfolios, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS (REPORTS):

The Fund's annual and semi-annual reports to shareholders contain additional information on each Portfolio's investments. In the annual report, you will find a broad discussion of the market conditions and investments strategies that significantly affected each Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Portfolios, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.


DISCLOSURE OF PORTFOLIO HOLDINGS

Each Portfolio will publicly disclose its portfolio holdings on a calendar quarter-end basis on its website accessible from http://www.lazardnet.com/lam/us/lazardfunds.shtml, approximately 14 days after such quarter end. The information will remain accessible until the Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current.

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolios' portfolio holdings is available in the Fund's SAI.

--------------------------------------------------------------------------------
   You can get a free copy of the Reports and the SAI, or request other information and discuss your questions about the Portfolios, by contacting the Fund at:


                             The Lazard Funds, Inc.
                              30 Rockefeller Plaza
                          New York, New York 10112-6300
                            Telephone: (800) 823-6300
                            http://www.LazardNet.com
--------------------------------------------------------------------------------

You can review the Reports and the SAI at the Public Reference Room of the SEC in Washington, D.C. For information, call (202) 942-8090. You can get text-only copies:

       o After paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by e-mail request to publicinfo@sec.gov.

       o Free from the SEC's Website at http://www.sec.gov.

Investment Company Act file no. 811-06312

================================================================================


INVESTMENT MANAGER                                   TRANSFER AGENT AND
                                                     DIVIDEND DISBURSING AGENT
Lazard Asset Management LLC
30 Rockefeller Plaza                                 Boston Financial Data Services, Inc.
New York, New York 10112-6300                        P.O. Box 8514
Telephone: (800) 823-6300                            Boston, Massachusetts 02266-8514
                                                     Telephone: (800) 986-3455
DISTRIBUTOR
                                                     INDEPENDENT REGISTERED PUBLIC
Lazard Asset Management Securities LLC               ACCOUNTING FIRM
30 Rockefeller Plaza                                 Anchin, Block & Anchin LLP
New York, New York 10112-6300                        1375 Broadway
                                                     New York, New York 10018
CUSTODIAN                                            http://www.anchin.com

State Street Bank and Trust Company                  LEGAL COUNSEL
225 Franklin Street
Boston, Massachusetts 02110                          Stroock & Stroock & Lavan LLP
                                                     180 Maiden Lane
                                                     New York, New York 10038-4982
                                                     http://www.stroock.com



(C)  2005 The Lazard Funds, Inc. and Lazard Asset Management Securities LLC

--------------------------------------------------------------------------------


No person has been authorized to give any information or to make any representations not contained in this Prospectus, and information or representations not contained herein must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer of any security other than the registered securities to which it relates or an offer to any person in any jurisdiction where such offer would be unlawful.

[GRAPHIC]
















[LAZARD LOGO]     The Lazard Funds, Inc.     30 Rockefeller Plaza        Tel 800-823-6300
                                             New York, NY 10112-6300     www.LazardNet.com

                             THE LAZARD FUNDS, INC.
                              30 Rockefeller Plaza
                          New York, New York 10112-6300
                                 (800) 823-6300

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2005

         The Lazard Funds, Inc. (the "Fund") is a no-load, open-end management investment company known as a mutual fund. This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the Fund, dated May 1, 2005, as it may be revised from time to time, relating to the following ten portfolios (individually, a "Portfolio" and collectively, the "Portfolios"):

      Lazard Equity Portfolio                                Lazard International Equity Select Portfolio
      Lazard U.S. Strategic Equity Portfolio                 Lazard International Small Cap Portfolio
      Lazard Mid Cap Portfolio                               Lazard Emerging Markets Portfolio
      Lazard Small Cap Portfolio                             Lazard Bond Portfolio
      Lazard International Equity Portfolio                  Lazard High Yield Portfolio

         Each Portfolio (except Bond Portfolio) currently offers two classes of shares--Institutional Shares and Open Shares. Bond Portfolio only offers Institutional Shares. Institutional Shares and Open Shares are identical, except as to minimum investment requirements and the services offered to and expenses borne by each Class.

         To obtain a copy of the Fund's Prospectus, please write or call the Fund at the address and telephone number above.

         The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page
--------------------------------------------------------------------------------

Description of the Fund and Portfolios.........................................1

Investment Restrictions.......................................................20

Management....................................................................23

Determination of Net Asset Value..............................................32

Portfolio Transactions........................................................34

How to Buy and How to Sell Shares.............................................37

Distribution and Servicing Plan (Open Shares Only)............................39

Dividends and Distributions...................................................40

Taxation......................................................................41

Performance Information.......................................................44

Additional Information About the Fund and Portfolios..........................45

Counsel and Independent Registered Public Accounting Firm.....................53

Appendix......................................................................54

                     DESCRIPTION OF THE FUND AND PORTFOLIOS

         The Fund is a Maryland corporation organized on May 17, 1991. Each Portfolio is a separate series of the Fund, an open-end management investment company, known as a mutual fund. Each Portfolio is a diversified investment company, which means that, with respect to 75% of its total assets, the Portfolio will not invest more than 5% of its total assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer.

         Lazard Asset Management LLC serves as the investment manager (the "Investment Manager") to each of the Portfolios.

         Lazard Asset Management Securities LLC (the "Distributor") is the distributor of each Portfolio's shares.

CERTAIN PORTFOLIO SECURITIES

         The following information supplements and should be read in conjunction with the Fund's Prospectus.

         DEPOSITARY RECEIPTS. (All Portfolios, except Small Cap Portfolio) Each Portfolio may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs") and Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States, typically by non-United States banks and trust companies, that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

         These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

         FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES. (All Portfolios, except Small Cap Portfolio) Each Portfolio may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Investment Manager to be of comparable quality to the other obligations in which the Portfolio may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

         FOREIGN SECURITIES. (All Portfolios, except Small Cap Portfolio) Each Portfolio may invest in non-U.S. securities as described in the Fund's Prospectus.

         FIXED-INCOME SECURITIES. (All Portfolios) Each fixed-income Portfolio may invest in fixed-income securities as described in the Prospectus. In addition, Equity and U.S. Strategic Equity Portfolios each may invest up to 20% of its assets in U.S. Government securities and investment grade debt obligations of U.S. corporations; Mid Cap, Small Cap and International Small Cap Portfolios may each invest up to 20% of its assets in investment grade debt securities; and International Equity and International Equity Select Portfolios may each invest up to 20% of its assets in investment grade fixed-income securities and short-term money market instruments.

         CONVERTIBLE SECURITIES. (All Portfolios) Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

         Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

         Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

         WARRANTS. (All Portfolios) A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation's capital stock at a set price for a specified period of time. A Portfolio may invest up to 5% of its total assets in warrants, except that this limitation does not apply to warrants purchased by the Portfolio that are sold in units with, or attached to, other securities.

         PARTICIPATION INTERESTS. (All Portfolios) Each Portfolio may purchase from financial institutions participation interests in securities in which the Portfolio may invest.

         Each Portfolio may invest in corporate obligations denominated in U.S. or (except Equity and Small Cap Portfolios) foreign currencies that are originated, negotiated and structured by a syndicate of lenders ("Co-Lenders") consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which administers the security on behalf of the syndicate (the "Agent Bank"). Co-Lenders may sell such securities to third parties called "Participants." Each Portfolio may invest in such securities either by participating as a Co-Lender at origination or by acquiring an interest in the security from a Co-Lender or a Participant (collectively, "participation interests"). Co-Lenders and Participants interposed between the Portfolio and the corporate borrower (the "Borrower"), together with Agent Banks, are referred to herein as "Intermediate Participants."

         Each Portfolio also may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the Fund, on behalf of the Portfolio, and the Borrower. A participation interest gives the Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the participation interest will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Investment Manager must have determined that the instrument is of comparable quality to those instruments in which the Portfolio may invest. The Portfolio would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the Portfolio's rights against the Borrower, but also for the receipt and processing of payments due to the Portfolio under the security. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, if the Borrower fails to pay principal and interest when due the Portfolio may be subject to delays, expenses and risks that are greater than those that would be involved if the Portfolio were to enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, the Portfolio may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the Portfolio also may be subject to the risk that the Intermediate Participant may become insolvent. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of the Portfolio were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the Portfolio might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

         VARIABLE AND FLOATING RATE SECURITIES. (All Portfolios) Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate.

         Each Portfolio may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Portfolio with a certain degree of protection against rises in interest rates, although the Portfolio will participate in any declines in interest rates as well.

         Each Portfolio also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

         MUNICIPAL OBLIGATIONS. (Bond and High Yield Portfolios) Municipal obligations are debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, to obtain funds for various public purposes, and include certain industrial development bonds issued by or on behalf of public authorities. Municipal obligations are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Industrial development bonds, in most cases, are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal obligations bear fixed, floating or variable rates of interest which are determined in some instances by formulas under which the municipal obligation's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain municipal obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal obligations and purchased and sold separately. Each of these Portfolios also may acquire call options on specific municipal obligations. Each of these Portfolios generally would purchase these call options to protect the Portfolio from the issuer of the related municipal obligation redeeming, or other holder of the call option from calling away, the municipal obligation before maturity.

         While, in general, municipal obligations are tax exempt securities having relatively low yields as compared to taxable, non-municipal obligations of similar quality, certain municipal obligations are taxable obligations offering yields comparable to, and in some cases greater than, the yields available on other permissible Portfolio investments. Dividends received by shareholders on Portfolio shares which are attributable to interest income received by the Portfolio from municipal obligations generally will be subject to federal income tax. Each of these Portfolios may invest in municipal obligations, the ratings of which correspond with the ratings of other permissible Portfolio investments. Each of these Portfolios currently intends to invest no more than 25% of its assets in municipal obligations. However, this percentage may be varied from time to time without shareholder approval.

         ZERO COUPON, PAY-IN-KIND AND STEP UP SECURITIES. (Bond and High Yield Portfolios) Each of these Portfolios may invest in zero coupon U.S. Treasury securities, which are Treasury Notes and Bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities also are issued by corporations and financial institutions which constitute a proportionate ownership of the issuer's pool of underlying U.S. Treasury securities. A zero coupon security pays no interest to its holder during its life and is sold at a discount to its face value at maturity. Each of these Portfolios may invest in pay-in-kind bonds which are bonds which generally pay interest through the issuance of additional bonds. Each of these Portfolios also may purchase step up coupon bonds which are debt securities which typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay interest throughout the period to maturity, each of these Portfolios will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, each of these Portfolios may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind or step up bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, each of these Portfolios may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

         MORTGAGE-RELATED SECURITIES. (Bond and High Yield Portfolios and, to a limited extent, Equity, U.S. Strategic Equity, Mid Cap and Small Cap Portfolios) Mortgage-related securities are a form of derivative collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities, mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs"), adjustable rate mortgages, real estate investment trusts or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates, those with interest rates based on multiples of changes in a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.

         RESIDENTIAL MORTGAGE-RELATED SECURITIES. Each of these Portfolios may invest in mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued by governmental agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities. Similar to commercial mortgage-related securities, residential mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.

         Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also know as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         COMMERCIAL MORTGAGE-RELATED SECURITIES. Each of these Portfolios may invest in commercial mortgage-related securities which generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. Similar to residential mortgage-related securities, commercial mortgage-related securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. These mortgage-related securities generally are constructed to provide protection to the senior classes investors against potential losses on the underlying mortgage loans. This protection is generally provided by having the holders of the subordinated class of securities

("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization.

SUBORDINATED SECURITIES. Each of these Portfolios may invest in Subordinated Securities issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgage. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND MULTI-CLASS PASS-THROUGH SECURITIES. Each of these Portfolios may invest in CMOs, which are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by (a) GNMA, Fannie Mae or FHLMC pass-through certificates, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs, (c) unsecuritized conventional mortgages, (d) other mortgage-related securities or (e) any combination thereof.

         Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index, such as the London Interbank Offered Rate ("LIBOR") (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Each of these Portfolios also may invest in inverse floating rate CMOs. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index such as the LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs. Bond and High Yield Portfolios may invest, to a limited extent, in residual interests in real estate mortgage investment conduits ("REMICs"). See "Taxation."

         Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics may at times be very thin. Each Portfolio's ability to dispose of its positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity.

         STRIPPED MORTGAGE-BACKED SECURITIES. Each of these Portfolios also may invest in stripped mortgage-backed securities which are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class received some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security, or IO, and all of the principal is distributed to holders of another type of security known as a principal-only security, or PO. Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

         PRIVATE ENTITY SECURITIES. Each of these Portfolios may invest in mortgage-related securities issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers the Portfolio or the price of the Portfolio's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

         CMO RESIDUALS. CMO Residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

         The cash flow generated by the mortgage assets underlying series of CMOs is applied first to make required payments of principal of and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO Residual represents dividend or interest income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMOs, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO Residuals is extremely sensitive to prepayments on the related underlying mortgage assets in the same manner as an IO class of stripped mortgage-back securities. See "Stripped Mortgage-Backed Securities" above. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to the level of the index upon which interest rate adjustments are based. As described above with respect to stripped mortgage-back securities, in certain circumstances, the Portfolio may fail to fully recoup its initial investment in a CMO Residual.

         CMO Residuals generally are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. CMO Residuals may not have the liquidity of other more established securities trading in other markets. Transactions in CMO Residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, whether or not registered under the Securities Act of 1933, as amended (the "Securities Act"), CMO Residuals may be subject to certain restrictions of transferability. Ownership of certain CMO Residuals imposes liability for certain of the expenses of the related CMO issuer on the purchaser. The Investment Manager will not purchase any CMO Residual that imposes such liability on the Portfolio.

OTHER MORTGAGE-RELATED SECURITIES. Other mortgage-related securities in which a Portfolio may invest include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

         REAL ESTATE INVESTMENT TRUSTS. (All Portfolios) Each of these Portfolios may invest in Real Estate Investment Trusts ("REITs"). A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

         REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the Investment Company Act of 1940, as amended (the "1940 Act").

         ASSET-BACKED SECURITIES. (Bond and High Yield Portfolios) Asset-backed securities are a form of derivative. The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities. These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included credit card and automobile receivables, home equity loans, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Each of these Portfolios may invest in these and other types of asset-backed securities that may be developed in the future.

         Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may provide each of these Portfolios with a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

         Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to so do, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related securities.

         INVESTMENT COMPANIES. (All Portfolios) Each of U.S. Strategic Equity, Mid Cap, International Equity Select, International Small Cap, Emerging Markets and High Yield Portfolios may invest, to the extent permitted under the 1940 Act, in securities issued by investment companies which principally invest in securities of the type in which the Portfolio invests. Under the 1940 Act, a Portfolio's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio's total assets with respect to any one investment company and (iii) 10% of the Portfolio's total assets in the aggregate. Equity, Small Cap, International Equity and Bond Portfolios may not purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization, and Equity, Small Cap and International Equity Portfolios may purchase securities of any one closed-end fund in an amount up to 5% of the Portfolio's total assets and may purchase securities of closed-end funds in the aggregate in an amount of up to 10% of the Portfolio's total assets. Investments in the securities of investment companies may involve duplication of advisory fees and certain other expenses.

         ILLIQUID SECURITIES. (All Portfolios) Each Portfolio may invest up to 10% (15% in the case of U.S. Strategic Equity, Mid Cap, International Equity Select and High Yield Portfolios) of the value of its net assets (total assets, in the case of Equity Portfolio) in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Portfolio's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale (such as private placements and certain restricted securities), repurchase agreements providing for settlement in more than seven days after notice, certain mortgage-related securities, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, a Portfolio is subject to the risk that should the Portfolio desire to sell them when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio's net assets could be adversely affected.

         MONEY MARKET INSTRUMENTS; TEMPORARY DEFENSIVE POSITIONS. (All Portfolios) When the Investment Manager determines that adverse market conditions exist, a Portfolio may adopt a temporary defensive position and invest some or all of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper and other short-term obligations ("Money Market Instruments"). For Emerging Markets Portfolio, when the Investment

Manager believes it is warranted for defensive purposes, the Portfolio may invest without limitation in high quality fixed-income securities or equity securities of U.S. companies. Each Portfolio also may purchase Money Market Instruments when it has cash reserves or in anticipation of taking a market position.

INVESTMENT TECHNIQUES

         The following information supplements and should be read in conjunction with the Fund's Prospectus.

         BORROWING MONEY. (All Portfolios) Each Portfolio may borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33 1/3% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of a Portfolio's total assets, the Portfolio will not make any additional investments. Money borrowed will be subject to interest costs. In addition, Equity, U.S. Strategic Equity, Mid Cap, International Equity Select, International Small Cap, Emerging Markets and High Yield Portfolios may each borrow for investment purposes to the extent permitted under the 1940 Act. See "Leverage" below.

         LEVERAGE. (Equity, U.S. Strategic Equity, Mid Cap, International Equity Select, International Small Cap, Emerging Markets and High Yield Portfolios) Leveraging (buying securities using borrowed money) exaggerates the effect on net asset value of any increase or decrease in the market value of the Portfolio's investment. Money borrowed for leveraging is limited to 33 1/3% of the value of the Portfolio's total assets. Interest costs may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires the Portfolio to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its portfolio holdings within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

         Each Portfolio may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Portfolio of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Portfolio retains the right to receive interest and principal payments on the security. As a result of these transactions, the Portfolio is exposed to greater potential fluctuation in the value of its assets and its net asset value per share. At an agreed upon future date, the Portfolio repurchases the security at principal plus accrued interest. To the extent a Portfolio enters into a reverse repurchase agreement, the Portfolio will maintain in a segregated custodial account permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission (the "Commission"). The Commission views reverse repurchase transactions as collateralized borrowing by a Portfolio. Except for these transactions, each Portfolio's borrowings generally will be unsecured.

         LENDING PORTFOLIO SECURITIES. (All Portfolios) Each Portfolio may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Portfolio remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Portfolio also has the right to terminate a loan at any time. The Portfolio may call the loan to vote proxies if a material issue affecting the Portfolio's investment is to be voted upon. Loans of portfolio securities may not exceed
33 1/3% of the value of the Portfolio's total assets. The Portfolio will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Portfolio a loan premium fee. If the collateral consists of cash, the Portfolio will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. Should the borrower of the securities fail financially, the Portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Investment Manager to be of good financial standing. In a loan transaction, the Portfolio will also bear the risk of any decline in value of securities acquired with cash collateral.

         DERIVATIVES. (All Portfolios) Each Portfolio may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts and swap agreements, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Portfolio to invest than "traditional" securities would.

         Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio's performance.

         If a Portfolio invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio's return or result in a loss. A Portfolio also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

         The Fund will not be a commodity pool (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (the "CFTC")). In addition, the Fund has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

         Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Investment Manager will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Portfolio. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

         Successful use of derivatives by a Portfolio also is subject to the Investment Manager's ability to predict correctly movements in the direction of the relevant market and to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Portfolio uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Portfolio will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Portfolio may have to sell such securities at a time when it may be disadvantageous to do so.

         Pursuant to regulations and/or published positions of the Commission, a Portfolio may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Portfolio may have to sell securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. The segregation of such assets will have the effect of limiting the Portfolio's ability to otherwise invest those assets.

FUTURES TRANSACTIONS--IN GENERAL. (All Portfolios, except Equity, Small Cap, International Equity Portfolios) Each Portfolio may enter into futures contracts in U.S. domestic markets, or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Portfolio could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

         Engaging in these transactions involves risk of loss to the Portfolio which could adversely affect the value of the Portfolio's net assets. Although each of these Portfolios intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio to substantial losses.

SPECIFIC FUTURES TRANSACTIONS. U.S. Strategic Equity, Mid Cap, International Equity Select, International Small Cap and Emerging Markets Portfolios may purchase and sell stock index futures contracts. A stock index future obligates the Portfolio to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

         U.S. Strategic Equity, International Equity Select, International Small Cap, Emerging Markets, Bond and High Yield Portfolios may purchase and sell interest rate futures contracts. An interest rate future obligates the Portfolio to purchase or sell an amount of a specific debt security at a future date at a specific price.

         Each Portfolio, except Equity, Small Cap, International Equity and Bond Portfolios, may buy and sell foreign currency futures. A currency future obligates the Portfolio to purchase or sell an amount of a specific currency at a future date at a specific price.

OPTIONS--IN GENERAL. (All Portfolios, except Equity and Small Cap Portfolio) Each Portfolio may buy and sell (write) covered call and put options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

         A covered call option written by a Portfolio is a call option with respect to which the Portfolio owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by a Portfolio is covered when, among other things, the Portfolio segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Portfolio receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

         There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

SPECIFIC OPTIONS TRANSACTIONS. Each of these Portfolios may buy and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or indices listed on national securities exchanges or traded in the over-the-counter market. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

         Each of these Portfolios, except International Equity Portfolio, may buy and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

         Each of these Portfolios may purchase cash-settled options on interest rate swaps (except International Equity Portfolio), interest rate swaps denominated in foreign currency, and equity index swaps (except in the case of International Equity Portfolio) in pursuit of its investment objective. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments) denominated in U.S. dollars or foreign currency. Equity index swaps involve the exchange by the Portfolio with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

         Successful use by a Portfolio of options will be subject to the Investment Manager's ability to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent the Investment Manager's predictions are incorrect, the Portfolio may incur losses.

SWAP AGREEMENTS. To the extent consistent with the Portfolio's investment objective and management policies as set forth herein, each Portfolio may enter into equity, interest rate, index, total return and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Portfolio than if the Portfolio had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         Most swap agreements entered into by a Portfolio would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Portfolio's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive.

FUTURE DEVELOPMENTS. A Portfolio may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Portfolio or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Portfolio's investment objective and legally permissible for the Portfolio. Before entering into such transactions or making any such investment, the Portfolio will provide appropriate disclosure in the Prospectus or this Statement of Additional Information.

         SHORT-SELLING. (U.S. Strategic Equity, Mid Cap, High Yield Portfolios) Each of these Portfolios may engage in short sales of securities. In these transactions, the Portfolio sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio, which would result in a loss or gain, respectively. The Portfolio also may make short sales "against the box," in which the Portfolio enters into a short sale of a security it owns. Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Portfolio's net assets. A Portfolio may not make a short-sale which results in the Portfolio having sold short in the aggregate more than 5% of the outstanding securities of any class of issuer.

         Until the Portfolio closes its short position or replaces the borrowed security, it will: (a) segregate permissible liquid assets in an amount that, together with the amount deposited as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

         FORWARD COMMITMENTS. (All Portfolios) A Portfolio may purchase or sell securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Portfolio enters into the commitment, but the Portfolio does not make a payment until it receives delivery from the counterparty. The Portfolio will segregate permissible liquid assets at least equal at all times to the amount of the Portfolio's purchase commitments. The Portfolio intends to engage in forward commitments to increase the Portfolio's financial exposure to the types of securities in which it invests, which will increase the Portfolio's exposure to changes in interest rates and will increase the volatility of its returns. If the Portfolio is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. At no time will the Portfolio have more than 33 1/3% of its total assets committed to purchase securities on a forward commitment basis.

         Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a Portfolio to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Portfolio is fully or almost fully invested may result in greater potential fluctuation in the value of the Portfolio's net assets and its net asset value per share.

         FOREIGN CURRENCY TRANSACTIONS. (All Portfolios, except Equity, Small Cap and Bond Portfolios) Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Portfolio has agreed to buy or sell;

to hedge the U.S. dollar value of securities the Portfolio already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

         Foreign currency transactions may involve, for example, the Portfolio's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Portfolio agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio contracted to receive. The Portfolio's success in these transactions will depend principally on the Investment Manager's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

CERTAIN INVESTMENT CONSIDERATIONS AND RISKS

         EQUITY SECURITIES. (All Portfolios, except Bond Portfolio) Equity securities, including common stock, preferred stock, convertible securities and warrants, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Portfolio's investments will result in changes in the value of its shares and thus the Portfolio's total return to investors.


         INITIAL PUBLIC OFFERINGS. (Equity, U.S. Strategic Equity, Mid Cap, Small Cap, International Equity, International Equity Select, International Small Cap and Emerging Markets Portfolios) Each of these Portfolios may purchase securities of companies in initial public offerings ("IPOs") or shortly thereafter. An IPO is a corporation's first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of the National Association of Securities Dealers, Inc. (the "NASD") apply to the distribution of IPOs. Corporations offering stock in IPOs generally have limited operating histories and may involve greater investment risk. The prices of these companies' securities may be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons. IPO securities will be sold when the Investment Manager believes the price has reached full value. IPO securities may be sold by a Portfolio on the same day the Portfolio receives an allocation.


         SMALLER COMPANY SECURITIES. (U.S. Strategic Equity, Small Cap, International Small Cap and Emerging Markets Portfolios) Each of these Portfolios may purchase securities of smaller capitalization companies, the prices of which may be subject to more abrupt or erratic market movements than securities of larger, more established companies, because securities of smaller companies typically are traded in lower volume and the issuers typically are subject to greater changes in earnings and prospects. Smaller capitalization companies often have limited product lines, markets or financial resources. They may be dependent on management for one or a few key persons, and can be more susceptible to losses and the risk of bankruptcy. In addition, securities of the small capitalization sector may be thinly traded (and therefore may have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may pose a greater chance of loss than investments in securities of larger capitalization companies.

         FIXED-INCOME SECURITIES. (All Portfolios) Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

         The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities, such as those rated below investment grade by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Service, Inc. ("Moody's" and together with S&P, the "Rating Agencies"), may be subject to such risk with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Portfolio will consider all circumstances deemed relevant in determining whether to continue to hold the security.

         MORTGAGE-RELATED SECURITIES. (Bond and High Yield Portfolios and, to a limited extent, Equity, U.S. Strategic Equity, Mid Cap and Small Cap Portfolios) Mortgage-related securities are complex derivative instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a U.S. Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if the market value of the security declines, whether resulting from changes in interest rates or prepayments on the underlying mortgage collateral. Certain mortgage-related securities, such as inverse floating rate collateralized mortgage obligations, have coupons that move inversely to a multiple of a specific index which may result in increased price volatility.

         As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to the Portfolio. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity, which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on the Portfolio's mortgage-related securities to decrease broadly, the Portfolio's effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

         FOREIGN SECURITIES. (All Portfolios, except Small Cap Portfolio) Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers, including depositary receipts, foreign government obligations and securities of supranational entities, are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

         Because evidences of ownership of such securities usually are held outside the United States, a Portfolio will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions, which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Moreover, foreign securities held by a Portfolio may trade on days when the Portfolio does not calculate its net asset value and thus affect the Portfolio's net asset value on days when investors have no access to the Portfolio.

         With respect to International Equity, Emerging Markets and High Yield Portfolios, developing countries have economic structures that generally are less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for these Portfolios have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

         The Portfolios consider emerging market countries to include all countries represented by the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index, which currently includes: Argentina, Brazil, Chile, China, Colombia, Croatia, Czech Republic, Egypt, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Netherlands, Pakistan, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and Venezuela. Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

FOREIGN CURRENCY TRANSACTIONS. (All Portfolios, except Equity, Small Cap and Bond Portfolios) Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

         LOWER RATED SECURITIES. (Bond and High Yield Portfolios) Each of these Portfolios may invest a portion of its assets (High Yield Portfolio invests at least 80% of its assets) in higher yielding (and, therefore, higher risk) debt securities rated as low as the lowest rating assigned by a Rating Agency (commonly known as junk bonds).

         Bond prices are inversely related to interest rate changes; however, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Portfolios' relative share price volatility. The ratings of the Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. See "Appendix" for a general description of the Rating Agencies' ratings. Each Portfolio will rely on the judgment, analysis and experience of the Investment Manager in evaluating the creditworthiness of an issuer.

         Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities and will fluctuate over time. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

         Because there is no established retail secondary market for many of these securities, the Portfolios anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and each Portfolio's ability to dispose of particular issues when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value and could result in the Portfolio selling such securities at lower prices than those used in calculating a Portfolio's net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

         These securities may be particularly susceptible to economic downturns. An economic recession could adversely affect the ability of the issuers of lower rated bonds to repay principal and pay interest thereon and increase the incidence of default for such securities. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on their value.

         Each of these Portfolios may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. None of these Portfolios has an arrangement with any persons concerning the acquisition of such securities, and the Investment Manager will review carefully the credit and other characteristics pertinent to such new issues.

         The credit risk factors pertaining to lower rated securities also apply to lower rated zero coupon, pay-in-kind and step up securities. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

         SIMULTANEOUS INVESTMENTS. (All Portfolios) Investment decisions for each Portfolio are made independently from those of the other Portfolios and other accounts managed by the Investment Manager. If, however, such other Portfolios or accounts desire to invest in, or dispose of, the same securities as the Portfolio, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

DISCLOSURE OF PORTFOLIO HOLDINGS


         It is the policy of the Fund to protect the confidentiality of the Portfolios' holdings and prevent the selective disclosure of non-public information about such holdings. The Fund will publicly disclose the Portfolios' holdings on a calendar quarter-end basis on its website accessible from http://www.lazardnet.com/lam/us/lazardfunds/shtml, approximately 14 days after such quarter end. The information will remain accessible until the Fund files a report on Form N-Q or Form N-CSR for the period that includes the date as of which the information was current.

         In order to avoid conflicts of interest between the Fund, on the one hand, and the Investment Manager or any affiliated person of the Fund or the Investment Manager, on the other (1) disclosure of portfolio holdings information is made only when such disclosure is in the best interest of Portfolio shareholders and the Fund has a legitimate business purpose for doing so and (2) none of the Fund or the Investment Manager or their affiliates may receive any compensation in connection with an arrangement to make portfolio holdings information available.

         In accordance with the foregoing, the Fund provides portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these service providers to confirm that they understand the Fund's policies and procedures regarding such disclosure. Such service providers currently include the Fund's investment adviser, administrator, custodian, auditors and legal counsel and each of their respective affiliates and advisors, as well as Institutional Shareholder Services, Inc., Lipper Inc. ("Lipper"), Morningstar, Inc., Bloomberg, Russell/Mellon Analytical Services, LLC, Canterbury Consulting Incorporated and Thomson Vestek, Inc. Service providers receive holdings information at a frequency appropriate to their services, which may be as frequently as daily. Certain other service providers may be provided with portfolio holdings information on a quarterly basis, but in no event will such information be provided until after its posting on the Fund's website.

         Disclosure of portfolio holdings information may be authorized only by the Fund's Chief Compliance Officer or the General Counsel of the Investment Manager, each of whom evaluates such disclosure in light of the best interests of Portfolio shareholders and any potential conflicts of interest. The service providers that receive portfolio holdings information from the Fund as described above, and any additions to this list of service providers, are reported to the Fund's Board of Directors for its review. Any exceptions to the Fund's portfolio holdings disclosure policy are reported to the Board of Directors.


                             INVESTMENT RESTRICTIONS

         Each Portfolio's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares. In addition, each Portfolio (except as noted) has adopted investment restrictions numbered 1 through 10 as fundamental policies. However, the amendment of these restrictions to add an additional Portfolio, which amendment does not substantively affect the restrictions with respect to an existing Portfolio, will not require approval as described in the first sentence. Investment restrictions numbered 11 through 16 are not fundamental policies and may be changed, as to a Portfolio, by vote of a majority of the Fund's Board of Directors at any time.

         Under normal circumstances, each of the following Portfolios will invest at least 80% of its net assets, plus any borrowings for investment purposes, as follows (or other investments with similar economic characteristics): (i) Equity, International Equity and International Equity Select Portfolios--equity securities; (ii) U.S. Strategic Equity--equity securities of U.S. companies; (iii) Mid Cap Portfolio--equity securities of medium-size companies; (iv) Small Cap and International Small Cap Portfolios--equity securities of small cap companies;
(v) Emerging Markets Portfolio--equity securities of companies whose principal business activities are located in emerging market countries; (vi) Bond--bonds and other fixed-income securities; and (vii) High Yield Portfolio--bonds and other fixed-income securities rated, at the time of purchase, below investment grade by S&P or Moody's and as low as the lowest rating assigned by S&P or Moody's, or the unrated equivalent as determined by the Investment Manager. Each of these Portfolios has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change with respect to its 80% policy.

         None of the Portfolios may:

1. issue senior securities, borrow money or pledge or mortgage its assets, except that (A) each Portfolio may borrow from banks for temporary purposes, including the meeting of redemption requests which might require the untimely disposition of securities, as described in the Prospectus, (B) each of U.S. Strategic Equity, Mid Cap, International Equity Select, International Small Cap and Emerging Markets, and High Yield Portfolios also may borrow money to the extent permitted under the 1940 Act; provided, however, that the Portfolio will not make new investments to the extent borrowings exceed 5% of its total assets, except for borrowings covered within the interpretations of Sections 18(f) of the 1940 Act, and (C) Equity Portfolio may additionally utilize leverage as described in the Prospectus. For purposes of this investment restriction, a Portfolio's entry into options, forward contracts, futures contracts, including those related to indexes, shall not constitute borrowing;

2. make loans, except loans of portfolio securities not having a value in excess of 33-1/3% of a Portfolio's total assets and except that each Portfolio may purchase debt obligations in accordance with its investment objectives and policies;

3. for all Portfolios except U.S. Strategic Equity, Mid Cap, International Equity Select and High Yield Portfolios, invest in illiquid securities as defined in "Investment Objectives and Management Policies--Illiquid Securities" if immediately after such investment more than 10% of the value of the Portfolio's net assets, or, in the case of Equity Portfolio, more than 10% of the value of that Portfolio's total assets, taken at market value, would be invested in such securities;

4. for Equity, Small Cap, International Equity and Bond Portfolios, (A) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; and (B) Equity, Small Cap and International Equity Portfolios may purchase securities in an amount up to 5% of the value of the Portfolio's total assets in any one closed-end fund and may purchase in the aggregate securities of closed-end funds in an amount of up to 10% of the value of the Portfolio's total assets;

5. purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Portfolio's investments in that industry would exceed 25% of the current value of such Portfolio's total assets, provided that there is no limitation with respect to investments in obligations of the U.S. Government, its agencies or instrumentalities;

6. (A) purchase or sell real estate or real estate limited partnerships, except that a Portfolio may purchase and sell securities of companies which deal in real estate or interests therein and U.S. Strategic Equity, Mid Cap, International Equity Select, International Small Cap, Emerging Markets and High Yield Portfolios also may purchase and sell securities that are secured by real estate; (B) purchase or sell commodities or commodity contracts (except that U.S. Strategic Equity, Mid Cap, International Equity Select, International Small Cap, Emerging Markets and High Yield Portfolios may purchase and sell swaps, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, U.S. Strategic Equity, Mid Cap, International Equity, International Equity Select and High Yield Portfolios may purchase or sell foreign currency forward exchange contracts and Bond Portfolio may enter into futures contracts and options on futures contracts; and (C) for all Portfolios except Equity, U.S. Strategic Equity, Mid Cap, International Equity Select and High Yield Portfolios, invest in interests in or leases relating to oil, gas, or other mineral exploration or development programs;

7. purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or, except for U.S. Strategic Equity, Mid Cap, International Equity Select and High Yield Portfolios, make short sales of securities;

8. underwrite securities of other issuers, except to the extent that the purchase of municipal obligations or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Portfolio's investment program may be deemed to be an underwriting;

9. for Equity, Small Cap, International Equity and Bond Portfolios, make investments for the purpose of exercising control or management;

10. for Equity Portfolio, purchase restricted securities, which are securities that must be registered under the Securities Act before they may be offered or sold to the public, except that Equity Portfolio may invest up to 5% of the value of its total assets, taken at cost, in such securities;

                                      * * *

11. for U.S. Strategic Equity, Mid Cap, International Equity Select, International Small Cap, Emerging Markets and High Yield Portfolios, pledge, hypothecate, mortgage or otherwise encumber its assets other than to secure permitted borrowings;

12. for U.S. Strategic Equity, Mid Cap, International Equity Select and High Yield Portfolios, invest in illiquid securities as defined in "Investment Objectives and Management Policies--Illiquid Securities" if immediately after such investment more than 15% of the value of the Portfolio's net assets would be invested in such securities;

13. for U.S. Strategic Equity, Mid Cap, International Equity Select, International Small Cap, Emerging Markets and High Yield Portfolios, purchase securities of other investment companies, except to the extent permitted under the 1940 Act;

14. for U.S. Strategic Equity, Equity, Mid Cap, International Equity Select and High Yield Portfolios, invest in interests in or leases relating to oil, gas, or other mineral exploration or development programs;

15. for International Equity Select Portfolio, make short sales of securities; or

16. for International Small Cap and Emerging Markets Portfolios, make investments for the purpose of exercising control or management.

                                      * * *

         If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 1, however, if borrowings exceed 33-1/3% of the value of a Portfolio's total assets as a result of a change in values or assets, the Portfolio must take steps to reduce such borrowings at least to the extent of such excess within three business days.

                                   MANAGEMENT

         The Fund's Board of Directors is responsible for the management and supervision of each Portfolio and approves all significant agreements with those companies that furnish services to the Portfolios. These companies are as follows:


      Lazard Asset Management LLC..........................  Investment Manager
      Lazard Asset Management Securities LLC...............  Distributor
      Boston Financial Data Services, Inc..................  Transfer Agent and Dividend Disbursing Agent
      State Street Bank and Trust Company..................  Custodian

         The Directors and officers of the Fund, together with information as to their principal occupations during at least the last five years, are shown below.


NAME (AGE)                           POSITION(S) WITH THE FUND      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
ADDRESS(1)                           (SINCE) AND TERM(2)            OTHER DIRECTORSHIPS HELD
------------------------------------ ------------------------------ --------------------------------------------------
NON-INTERESTED DIRECTORS:

John J. Burke (75)                   Director                       Lawyer and Private Investor; Director, Lazard
                                     (May 1991)                     Alternative Strategies Fund, LLC; Director,
                                                                    Pacific Steel & Recycling; Director, Sletten
                                                                    Construction Company; Trustee Emeritus, The
                                                                    University of Montana Foundation

Kenneth S. Davidson (59)             Director                       President, Davidson Capital Management
                                     (August 1995)                  Corporation; Trustee, The Juilliard School;
                                                                    Chairman of the Board, Bridgehampton Chamber
                                                                    Music Festival; Trustee, American Friends of the
                                                                    National Gallery/London

William Katz (50)                    Director                       Retired President and Chief Executive Officer,
                                     (April 1997)                   BBDO New York, an advertising agency; Retired
                                                                    Director, BBDO Worldwide

Lester Z. Lieberman (73)             Director                       Private Investor; Chairman, Healthcare
                                     (May 1991)                     Foundation of NJ; Director, Cives Steel Co.;
                                                                    Director, Northside Power Transmission Co.;
                                                                    Advisory Trustee, New Jersey Medical School;
                                                                    Director, Public Health Research Institute;
                                                                    Trustee Emeritus, Clarkson University; Council
                                                                    of Trustees, New Jersey Performing Arts Center


NAME (AGE)                           POSITION(S) WITH THE FUND      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
ADDRESS(1)                           (SINCE) AND TERM(2)            OTHER DIRECTORSHIPS HELD
------------------------------------ ------------------------------ --------------------------------------------------

Richard Reiss, Jr. (60)              Director                       Chairman, Georgica Advisors LLC, an investment
                                     (May 1991)                     manager; Director, Lazard Alternative Strategies
                                                                    Fund, LLC; Director, O'Charley's, Inc., a
                                                                    restaurant chain

Robert M. Solmson (57)               Director                       Director, Independent Bank, Memphis; Director,
                                     (September 2004)               Colonial Williamsburg Co.; Former Chief
                                                                    Executive Officer and Chairman, RFS Hotel
                                                                    Investors, Inc.; Former Director, Morgan Keegan,
                                                                    Inc.

INTERESTED DIRECTORS(3)

Norman Eig (63)                      Chairman of the Board          Senior Adviser of the Investment Manager from
                                     (May 1991)                     December 2004 to April 2005; Chairman of the
                                                                    Investment Manager from March 2004 to December
                                                                    2004; previously Co-Chief Executive Officer of
                                                                    the Investment Manager and Member of the
                                                                    Management Committee of Lazard Freres & Co. LLC
                                                                    ("Lazard")

Charles Carroll (44)                 Chief Executive Officer,       Managing Director and Deputy Chairman of Global
                                     President and Director         Marketing of the Investment Manager
                                     (June 2004)

NAME (AGE)                           POSITION(S) WITH THE FUND
ADDRESS(1)                           (SINCE) AND TERM(4)            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------ ------------------------------ --------------------------------------------------

OFFICERS:

Nathan A. Paul (32)                  Vice President and Secretary   Managing Director and General Counsel of the
                                     (April 2002)                   Investment Manager; from September 1997 to
                                                                    October 2000, an Associate at Schulte Roth &
                                                                    Zabel LLP, a law firm

Brian D. Simon (42)                  Assistant Secretary            Senior Vice President of the Investment
                                     (November 2002)                Manager; from July 1999 to October 2002, Vice
                                                                    President, Law & Regulations at J. & W.
                                                                    Seligman & Co.

Stephen St. Clair (46)               Treasurer                      Vice President of the Investment Manager
                                     (May 2003)

John Blevins (40)                    Chief Compliance Officer       Senior Vice President and Chief Compliance
                                     (October 2004)                 Officer of the Investment Manager, since 2000;
                                                                    Director of Compliance for North America, Citi
                                                                    Asset Management Group from November 1999 to
                                                                    July 2000


NAME (AGE)                           POSITION(S) WITH THE FUND
ADDRESS(1)                           (SINCE) AND TERM(4)            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------------ ------------------------------ --------------------------------------------------

David A. Kurzweil (30)               Assistant Secretary            Vice President of the Investment Manager;
                                     (April 2005)                   Associate at Kirkpatrick & Lockhart LLP, a law
                                                                    firm, from August 1999 to January 2003

Cesar A. Trelles (30)                Assistant Treasurer            Fund Administration Manager of the Investment
                                     (December 2004)                Manager; Manager for Mutual Fund Finance Group
                                                                    at UBS Global Asset Management, from August 1998
                                                                    to August 2004


--------------------------------------------------------------------------------

(1) The address of each Director and officer is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112.

(2) Each Director also serves as a Director of Lazard Retirement Series, Inc. ("LRS"), an open-end registered management investment company (comprised of seven portfolios), and Lazard Global Total Return and Income Fund, Inc. ("LGI"), a closed-end registered management investment company (collectively with the Fund, the "Lazard Funds," in total comprised of 18 investment portfolios). Each Director serves an indefinite term, until his successor is elected, and each Director serves in the same capacity for LRS.

(3)  Mr. Eig and Mr. Carroll are "interested persons" (as defined in the 1940
     Act) of the Fund because of their positions with the Investment Manager.

(4) Each officer serves for an indefinite term, until his successor is elected and qualified. Each officer serves in the same capacity for the other Lazard Funds.

         The Fund has standing audit and nominating committees, each comprised of its Directors who are not "interested persons" of the Fund, as defined in the 1940 Act ("Independent Directors").


         The function of the audit committee is to (1) oversee the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements, (2) assist in Board oversight of the quality and integrity of the Fund's financial statements and the Fund's compliance with legal and regulatory requirements relating to accounting, financial reporting, internal control over financial reporting and independent audits, (3) approve engagement of the independent registered public accounting firm and review and evaluate the qualifications, independence and performance of the independent registered public accounting firm and (4) act as a liaison between the Fund's independent registered public accounting firm and the Board.

         Nominations may be submitted only by a shareholder or group of shareholders that, individually or as a group, has beneficially owned the lesser of (a) 1% of the Fund's outstanding shares or (b) $500,000 of the Fund's shares for at least one year prior to the date such shareholder or group submits a candidate for nomination. Not more than one nominee for Director may be submitted by such a shareholder or group each calendar year. In evaluating potential nominees, including any nominees recommended by shareholders, the nominating committee takes into consideration the factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether the committee believes that the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the nominating committee.


         The audit committee met four times and the nominating committee meet once during the fiscal year ended December 31, 2004.

         The table below indicates the dollar range of each Director's ownership of Portfolio shares and aggregate holdings of all of the Lazard Funds, in each case as of December 31, 2004.



                    John J.    Charles    Kenneth S.             William   Lester Z.     Richard     Robert M.
Portfolio           Burke      Carroll    Davidson   Norman Eig  Katz      Lieberman     Reiss, Jr.  Solmson
------------------- ---------- ---------- ---------- ----------- --------- ------------- ----------  ------------
Equity Portfolio    Over       None       None       $10,001-    None      None          None        None
                    $100,000                          50,000

U.S. Strategic      None       None       None       None        None      None          None        None
Equity Portfolio

Mid Cap Portfolio   Over       $50,001    None       None        None      None          None        None
                    $100,000   100,000

Small Cap           Over       $50,001    None       Over        None      None          None        None
Portfolio           $100,000   100,000               $100,000

International       $1-$10,000 None       None       Over        None      None          None        None
Equity Portfolio                                     $100,000

International       $10,001    None       None       None        None      None          None        None
Equity Select        50,000
Portfolio

International       $50,001    None       None       None        None      None          None        None
Small               100,000
Cap Portfolio

Emerging Markets    None       Over       None       None        None      None          None        None
Portfolio                      $100,000

Bond Portfolio      None       None       None       None        None      None          None        None

High Yield          None       Over       None       None        None      None          None        None
Portfolio                      $100,000

Aggregate           Over       Over       None       Over        None      None          None        None
Holdings of all     $100,000   $100,000              $100,000
Lazard Funds

         As of December 31, 2004, none of the Directors or his immediate family members owned securities of the Investment Manager or the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Manager or the Distributor.

         Each Director who is not an employee or an affiliated person of the Investment Manager is paid an annual aggregate fee of $50,000, plus $2,500 per meeting attended in person ($1,000 per meeting attended by telephone), for the Fund and the other Lazard Funds, and is reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. No additional compensation is provided in respect of committee meetings held in conjunction with a meeting of the Board of Directors. Compensation is divided among the Lazard Funds based on relative net assets. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. In addition, the Chairman of the Audit Committees for the Lazard Funds also receives an annual fee of $5,000. The aggregate amount of compensation paid to each Director for the year ended December 31, 2004, was as follows:

                                                   TOTAL COMPENSATION FROM
                          AGGREGATE COMPENSATION        THE FUND AND
DIRECTOR                      FROM THE FUND           THE LAZARD FUNDS
---------------------- -------------------------- --------------------------
John J. Burke                   $56,222                    $61,625
Charles Carroll                   N/A                        N/A
Kenneth S. Davidson             56,222                      61,625
Norman Eig                        N/A                        N/A
William Katz                    56,222                      61,625
Lester Z. Lieberman             57,534                      63,125
Richard Reiss, Jr.              56,222                      61,625
Robert M. Solmson*              15,915                      17,908
----------------------------------------------------------------------------

*    Mr. Solmson became a Director in September 2004.

         The Fund does not compensate officers or Directors who are employees or affiliated persons of the Investment Manager. As of February 1, 2005, the Fund's officers and Directors, as a group, owned less than 1% of the shares of each Portfolio.

INVESTMENT MANAGER AND INVESTMENT MANAGEMENT AGREEMENTS

         The Investment Manager, located at 30 Rockefeller Plaza, New York, NY 10112-6300, has entered into investment management agreements (each, the "Management Agreement") with the Fund on behalf of the Portfolios. Pursuant to each Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

         The Investment Manager, a wholly-owned subsidiary of Lazard, is registered as an investment adviser with the Commission. The Investment Manager provides day-to-day management of the Portfolios' investments and assists in the overall management of the Fund's affairs. The Investment Manager and its global affiliates provide investment management services to client discretionary accounts with assets as of December 31, 2004 totaling approximately $76.5 billion. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of several of the Portfolios.

         The Fund, the Investment Manager and the Distributor each have adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act that permits its personnel, subject to such Code of Ethics, to invest in securities, including securities that may be purchased or held by a Portfolio. The Codes of Ethics restrict the personal securities transactions of employees and require portfolio managers and other investment personnel to comply with the preclearance and disclosure procedures. The primary purpose of the Codes of Ethics is to ensure that personal trading by employees does not disadvantage any Portfolio.

         Under the terms of each Management Agreement, the Investment Manager will pay the compensation of all personnel of the Fund, except the fees of Directors of the Fund who are not employees or affiliated persons of the Investment Manager. The Investment Manager will make available to the Portfolios such of the Investment Manager's members, officers and employees as are reasonably necessary for the operations of each Portfolio, or as may be duly elected officers or directors of the Fund. Under each Management Agreement, the Investment Manager also pays each Portfolio's office rent and provides investment advisory research and statistical facilities and all clerical services relating to research, statistical and investment work. The Investment Manager, including its employees who serve the Portfolios, may render investment advice, management and other services to other clients.

         As compensation for its services, the Fund has agreed to pay the Investment Manager an investment management fee, accrued daily and payable monthly, at the annual rates set forth below as a percentage of the average daily net asset value of the relevant Portfolio:

PORTFOLIO                                        MANAGEMENT FEE RATE
----------------------------------------   ---------------------------------
Equity Portfolio                                        .75%
U.S. Strategic Equity                                   .85
Mid Cap Portfolio                                       .75
Small Cap Portfolio                                     .75
International Equity Portfolio                          .75
International Equity Select Portfolio                   .85
International Small Cap Portfolio                       .75
Emerging Markets Portfolio                             1.00
Bond Portfolio                                          .50
High Yield Portfolio                                    .55

         For the fiscal year ending December 31, 2005, the Investment Manager has agreed to waive its management fees or otherwise bear the expenses of the following Portfolios to the extent the aggregate expenses of a Portfolio exceed the percentage of the value of the Portfolio's average daily net assets set forth opposite the Portfolio's name:

                                              MAXIMUM TOTAL PORTFOLIO
                                                 OPERATING EXPENSES
PORTFOLIO                                INSTITUTIONAL SHARES     OPEN SHARES
--------------------------------------  ---------------------- -----------------
U.S. Strategic Equity Portfolio                  1.25%               1.55%
Mid Cap Portfolio                                1.05                1.35
International Equity Select Portfolio            1.15                1.45
International Small Cap Portfolio                 N/A                1.43
Emerging Markets Portfolio                        N/A                1.60
Bond Portfolio*                                   .45                 N/A
High Yield Portfolio                              .55                 .85
--------------------------------------------------------------------------------

* Reflects a contractual obligation by the Investment Manager to waive .05% of its fee, resulting in an effective management fee of 0.45%, through December 31, 2005.

         For the fiscal years ended December 31, 2002, 2003 and 2004, the management fees payable by each Portfolio, the amounts waived, and reimbursements, by the Investment Manager and the net fees paid to the Investment Manager were as follows:


                                        FEE PAYABLE FOR FISCAL     FEE PAYABLE FOR FISCAL    FEE PAYABLE FOR FISCAL
                                        YEAR ENDED DECEMBER 31,   YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,
PORTFOLIO                                        2002                       2003                      2004
--------------------------------------  -----------------------   -----------------------    -----------------------
Equity Portfolio                          $        1,115,177         $         941,684         $         976,108
U.S. Strategic Equity Portfolio                          N/A                       N/A                        11
Mid Cap Portfolio                                    265,266                   311,728                   508,038
Small Cap Portfolio                                4,277,877                 3,396,183                 3,748,542
International Equity Portfolio                    15,769,389                14,884,759                13,758,692
International Equity Select
  Portfolio                                          217,005                   162,118                   138,775
International Small Cap
  Portfolio                                        3,432,752                 4,184,211                 5,276,124
Emerging Markets Portfolio                         3,512,086                 4,288,630                6,701,0378


                                        FEE PAYABLE FOR FISCAL     FEE PAYABLE FOR FISCAL    FEE PAYABLE FOR FISCAL
                                        YEAR ENDED DECEMBER 31,   YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,
PORTFOLIO                                        2002                       2003                      2004
--------------------------------------  -----------------------   -----------------------    -----------------------
Bond Portfolio                                       250,202                   272,122                   220,551
High Yield Portfolio                                 529,644                   850,907                   550,455



                                             REDUCTION IN               REDUCTION IN              REDUCTION IN
                                            FEE FOR FISCAL             FEE FOR FISCAL            FEE FOR FISCAL
                                        YEAR ENDED DECEMBER 31,   YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,
PORTFOLIO                                        2002                       2003                      2004
------------------------------------    -----------------------   -----------------------    -----------------------
Equity Portfolio                               $         -                 $        -                $        -
U.S. Strategic Equity Portfolio                        N/A                        N/A                     8,822
Mid Cap Portfolio                                  134,845                    114,824                    59,910
Small Cap Portfolio                                      -                          -                         -
International Equity Portfolio                           -                          -                         -
International Equity Select
  Portfolio                                        136,255                    154,963                   162,004
International Small Cap
  Portfolio                                         15,757                      3,065                         -
Emerging Markets Portfolio                          21,670                     19,230                    23,400
Bond Portfolio                                      29,978                     25,781                    13,219
High Yield Portfolio                               254,334                    286,919                   357,923



                                        NET FEE PAID FOR FISCAL   NET FEE PAID FOR FISCAL    NET FEE PAID FOR FISCAL
                                        YEAR ENDED DECEMBER 31,   YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,
PORTFOLIO                                        2002                       2003                      2004
-----------------------------------     -----------------------   -----------------------    ------------------------
Equity Portfolio                             $   1,115,177              $     941,684             $     976,108
U.S. Strategic Equity Portfolio                        N/A                        N/A                    (8,811)
Mid Cap Portfolio                                  130,421                    196,904                   448,128
Small Cap Portfolio                              4,277,877                  3,396,183                 3,748,542
International Equity Portfolio                  15,769,389                 14,884,759                13,758,692
International Equity Select
  Portfolio                                         80,750                      7,155                   (23,229)
International Small Cap
  Portfolio                                      3,416,995                  4,181,146                 5,276,124
Emerging Markets Portfolio                       3,490,416                  4,269,400                 6,677,638
Bond Portfolio                                     220,224                    246,341                   207,332
High Yield Portfolio                               275,310                    563,988                   192,532


         Each Management Agreement provides that the relevant Portfolio pays all of its expenses that are not specifically assumed by the Investment Manager. Expenses attributable to each Portfolio will be charged against the assets of that Portfolio. Other expenses of the Fund will be allocated among the Portfolios in a manner which may, but need not, be proportionate in relation to the net assets of each Portfolio. Expenses payable by each of the Portfolios include, but are not limited to, brokerage and other expenses of executing portfolio transactions; legal, auditing or accounting expenses; trade association dues; taxes or governmental fees; the fees and expenses of any person providing administrative services to the Fund; the fees and expenses of the custodian and transfer agent of the Fund; clerical expenses of issue, redemption or repurchase of shares of the Portfolio; the expenses and fees for registering and qualifying securities for sale; the fees of Directors of the Fund who are not employees or affiliated persons of the Investment Manager or its affiliates; travel expenses of all Directors, officers and employees; insurance premiums; and the cost of preparing and distributing reports and notices to shareholders. In addition, Open Shares of each Portfolio are subject to an annual distribution and servicing fee. See "Distribution and Servicing Plan."

         As to each Portfolio, each Management Agreement is subject to annual approval by (i) the Fund's Board of Directors or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant Portfolio, provided that in either event the continuance also is approved by a majority of the Independent Directors of the Fund or the Investment Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Portfolio, each Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board of Directors or by vote of the holders of a majority of the shares of such Portfolio, or, upon not less than 90 days' notice, by the Investment Manager. Each Management Agreement will terminate automatically, as to the relevant Portfolio, in the event of its assignment (as defined in the 1940 Act). Each Management Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager, or of reckless disregard of its obligations thereunder, the Investment Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

         BOARD APPROVAL OF MANAGEMENT AGREEMENTS. In considering the approval of the Management Agreements, the Directors discussed the nature, extent and quality of the services provided to each Portfolio pursuant to the relevant Management Agreement. The Directors considered the various services provided by the Investment Manager to each Portfolio and considered the Investment Manager's research and portfolio management capabilities and that the Investment Manager also provides oversight of day-to-day operations of the Fund and the Portfolios, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager's extensive administrative, accounting and compliance infrastructure.

         The Directors reviewed and placed significant emphasis on the relative performance and advisory fees and expense ratios for each Portfolio (projected expenses in the case of U.S. Strategic Equity Portfolio), including comparative information prepared by Lipper. The Directors noted that the equity Portfolios each had achieved competative long-term performance on a relative basis. It also was noted that the performance of most of the Portfolios is generally within the median ranges of the relevant Lipper comparison group and Lipper category ranking. For the remaining Portfolios, the Board discussed with representatives of the Investment Manager steps that were being taken to improve performance. Representatives of the Investment Manager stated that the Investment Manager believes that each of these Portfolios will provide satisfactory overall performance over longer periods and that these Portfolios' personnel and performance are, and would continue to be, closely monitored by the Investment Manager.

         The Board concluded that each Portfolio's fee paid to the Investment Manager was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Investment Manager from the relationship with the Fund. The Directors also considered comparison groups composed solely of funds sub-advised by the Investment Manager in the same Lipper category as each Portfolio, as well as the Investment Manager's separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with such funds sub-advised by the Investment Manager, "Similar Accounts"). For each Portfolio, the Directors discussed the fee paid to the Investment Manager compared to the fee paid to the Investment Manager by Similar Accounts. For each Portfolio the Directors reviewed the nature of the Similar Accounts and the differences, from the Investment Manager's perspective, in management of the different types of Similar Accounts as compared to management of the Portfolio. The Directors considered the relevance of the fee information provided for Similar Accounts managed by the Investment Manager to evaluate the appropriateness and reasonableness of each Portfolio's advisory fees. The Directors considered the Investment Manager's profitability with respect to each Portfolio as part of their evaluation of whether the Portfolio's fee under the relevant Management

Agreement bears a reasonable relationship to the mix of services provided by the Investment Manager, including the nature, quality and extent of such services. The Directors evaluated the costs of the services to be provided and profits to be realized by the Investment Manager and its affiliates from the relationship with the Fund in light of the relevant circumstances for each Portfolio, including the trend in asset growth or decline, the extent to which economies of scale would be realized as the Portfolio grows and whether economies of scale are shared with the Portfolio. The Board determined that, to the extent that material economies of scale had not been shared with the Fund, the Board would seek to do so.

         The Independent Directors considered these conclusions and determinations and, without any one factor being dispositive, the Board determined that approval of the Management Agreements was in the best interests of the Portfolios and their shareholders. The Independent Directors were assisted in their review by independent legal counsel and met with counsel in executive session separate from the Investment Manager.

PROXY VOTING

         The Fund has delegated voting of proxies in respect of portfolio holdings to the Investment Manager, to vote the Fund's proxies in accordance with the Investment Manager's proxy voting policy and guidelines (the "Voting Guidelines") that provide as follows:

     o The Investment Manager votes proxies in the best interests of its clients.

     o Unless the Investment Manager's Proxy Committee otherwise determines, the Investment Manager votes proxies in a manner consistent with the Voting Guidelines.

     o To avoid conflicts of interest, the Investment Manager votes proxies where a material conflict has been deemed to exist in accordance with specific proxy voting guidelines regarding various standard proxy proposals ("Approved Guidelines") or, if the Approved Guideline is to vote case-by-case, in accordance with the recommendation of an independent source.

     o The Investment Manager also may determine not to vote proxies in respect of securities of any issuer if it determines that it would be in the client's overall best interests not to vote.

         The Voting Guidelines address how it will vote proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, the Investment Manager generally will:

     o vote as recommended by management in routine election or re-election of directors;

     o favor programs intended to reward management and employees for positive, long-term performance, evaluating whether the Investment Manager believes, under the circumstances, that the level of compensation is appropriate or excessive; and

     o vote against anti-takeover measures, such as adopting supermajority voting requirements, shareholder rights plans and fair price provisions.

         The Fund's proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC's website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

         The Fund has entered into an administrative agreement with State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, to provide certain administrative services to the Portfolios. Each Portfolio bears the cost of such services at a fixed annual rate of $37,500, plus $7,500 per additional class, and 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

         State Street also acts as the Fund's custodian. As the Fund's custodian, State Street, among other things, maintains a custody account or accounts in the name of each Portfolio; receives and delivers all assets for each Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Portfolio and disburses the Portfolio's assets in payment of its expenses. The custodian does not determine the investment policies of any Portfolio or decide which securities any Portfolio will buy or sell.

         Boston Financial Data Services, Inc. ("BFDS") is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, BFDS arranges for the maintenance of shareholder account records for each Portfolio, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, BFDS receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month and is reimbursed for certain out-of-pocket expenses.

DISTRIBUTOR

         Lazard Asset Management Securities LLC serves as the distributor of each Portfolio's shares and conducts a continuous offering pursuant to a "best efforts" arrangement. As the distributor, it accepts purchase and redemption orders for Portfolio shares. In addition, the distribution agreement obligates the Distributor to pay certain expenses in connection with the offering of Portfolio shares. After the prospectus and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor also will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Prior to April 1, 2004, Lazard served as the distributor of the Fund's shares.

                        DETERMINATION OF NET ASSET VALUE

         Net asset value per share for each Class of each Portfolio is determined by State Street for the Fund on each day the New York Stock Exchange (the "NYSE") is open for business. The NYSE is ordinarily closed on the following national holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share is determined by dividing the value of the total assets of the Portfolio represented by such Class, less all liabilities, by the total number of Portfolio shares of such Class outstanding.

         Market values for securities listed on the NYSE, NASDAQ national market or other U.S. exchanges or markets are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Options on stock and stock indices traded on national securities exchanges are valued as of the close of options trading on such exchanges (which is normally 4:10 p.m., Eastern time). Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities not traded on the valuation date are valued at the last quoted bid price.

         Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers' quotations. Mortgage-backed securities issued by certain government-related organizations are valued using pricing services or brokers' quotations based on a matrix system which considers such factors as other security prices, yields and maturities. Debt securities maturing in 60 days or less are valued at amortized cost, except where to do so would not accurately reflect their fair value, in which case such securities are valued at fair value as determined under the supervision of the Board of Directors.

         Calculation of a Portfolio's net asset value may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (I.E., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York and on which the net asset value of a Portfolio is calculated. If events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when a Portfolio's net asset value is calculated, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board of Directors. Fair valuing of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. The effect of using fair value pricing is that the net asset value of a Portfolio will reflect the affected securities' values as determined in the judgment of the Board of Directors or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios' net asset values. Foreign securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio's assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

         Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors. Under these procedures, in the event that the Investment Manager determines that a significant event has occurred after the close of a market on which a foreign security is traded but before the close of regular trading on the NYSE, such that current market quotations for a security or securities are not readily available, the Valuation Committee of the Investment Manager will evaluate a variety of factors to determine the fair value of the affected securities. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager's analysts also will be considered.

                             PORTFOLIO TRANSACTIONS

GENERAL

         Subject to the supervision of the Board of Directors, the Investment Manager is primarily responsible for the investment decisions and the placing of portfolio transactions for each Portfolio. In arranging for the Portfolios' securities transactions, the Investment Manager is primarily concerned with seeking best execution, which is considered to be the most favorable combination of price and quantity that can be traded at a point in time given, among other factors, the liquidity, market conditions, and required urgency of execution. In choosing broker-dealers, the Investment Manager considers all relevant factors, including but not limited to: the ability of a broker-dealer to provide a prompt and efficient agency execution; the ability and willingness of a broker-dealer to facilitate the transactions by acting as principal and going at risk for its own accounts; the ability of a broker-dealer to provide accurate and timely settlement of the transaction; the Investment Manager's knowledge of the negotiated commission rates currently available and other current transactions costs; the clearance and settlement capabilities of the broker; the Investment Manager's knowledge of the financial condition of the broker or dealer selected; and any other matter relevant to the selection of a broker-dealer.

         In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

         To the extent consistent with applicable provisions of the 1940 Act and the rules adopted by the Commission thereunder, the Fund's Board of Directors has determined that securities transactions for a Portfolio may be executed through the Distributor if, in the judgment of the Investment Manager, the use of the Distributor is likely to result in price and execution at least as favorable as those of other qualified brokers or dealers, and if, in the transaction, the Distributor charges the Portfolio a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

         Purchase and sale orders for securities held by a Portfolio may be combined with those for other Portfolios in the interest of the most favorable net results for all. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. When the Investment Manager determines that a particular security should be bought for or sold by more than one Portfolio, the Investment Manager undertakes to allocate those transactions between the participants equitably.

         IPO ALLOCATIONS. (Equity, U.S. Strategic Equity, Mid Cap, Small Cap, International Equity, International Equity Select, International Small Cap and Emerging Markets Portfolios) Under the Investment Manager's trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein "IPO"), the number of shares allocated to any or all of the Portfolios and other accounts managed by the Investment Manager will be determined based on various factors, including the extent to which an account is considered relatively underweighted in a security, the extent to which an account has previously received an allocation of IPO securities, the extent to which the size of an allocation of IPO securities would represent a meaningful position for such account and any other factors that may be lawfully considered in allocating IPO shares among accounts. It is often difficult for the Investment Manager to obtain a sufficient number of IPO shares to provide a full allocation to each account. The Investment Manager's allocation procedures are designed to allocate IPO securities in a fair and equitable manner.

         The Portfolios listed below held securities of their regular brokers or dealers during the fiscal year ended December 31, 2004:


                                                                                        VALUE ON DECEMBER 31, 2004
PORTFOLIO                              BROKER/DEALER                                           (IN $000S)
-------------------------------------  -----------------------------------------------  ---------------------------
Equity Portfolio                       State Street Bank & Trust Company                    $     4,160
                                       Citigroup, Inc.                                            3,642
                                       Merrill Lynch & Co., Inc.                                  1,357
                                       Morgan Stanley                                             2,049

U.S. Strategic Equity Portfolio        State Street Bank & Trust Company                            495

Mid Cap Portfolio                      State Street Bank & Trust Company                          2,585

Small Cap Portfolio                    State Street Bank & Trust Company                         21,899

International Equity Portfolio         State Street Bank & Trust Company                         23,967
                                       Credit Suisse Group                                       41,205

International Equity Select Portfolio  State Street Bank & Trust Company                            409
                                       Credit Suisse Group                                          578
                                       UBS AG                                                       729

International Small Cap Portfolio      State Street Bank & Trust Company                         13,638

Emerging Markets Portfolio             State Street Bank & Trust Company                         17,815

Bond Portfolio                         State Street Bank & Trust Company                          1,267
                                       Citigroup, Inc.                                              516
                                       Goldman Sachs & Co.                                          350
                                       Bear, Stearns & Co., Inc.                                    559
                                       Morgan Stanley                                               473

High Yield Portfolio                   State Street Bank & Trust Company                          4,509

RESEARCH AND STATISTICAL INFORMATION

         Consistent with the requirements of best execution, brokerage commissions on a Portfolio's transactions may be paid to brokers in recognition of investment research and information furnished as well as for brokerage and execution services provided by such brokers. The Investment Manager may in its discretion cause accounts to pay such broker-dealers a commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer adequately qualified to effect such transaction would have charged for effecting that transaction. This may be done where the Investment Manager has determined in good faith that such commission is reasonable in relation to the value of the brokerage and/or research to that particular transaction or to the Investment Manager's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

         The Investment Manager receives a wide range of research (including proprietary research) and brokerage services from brokers. These services include information on the economy, industries, groups of securities, and individual companies; statistical information; technical market action, pricing and appraisal services; portfolio management computer services (including trading and settlement systems); risk management analysis; and performance analysis. Broker-dealers may also supply market quotations to the Fund's custodian for valuation purposes. The Investment Manager may place orders with broker-dealers (1) based upon their sale of shares of the Fund or other funds advised by the Investment Manager or its affiliates or (2) who provides services to the Fund at no fee or a reduced fee.

         Any research received in respect of a Portfolio's brokerage commission may be useful to the Portfolio, but also may be useful in the management of the account of another client of the Investment Manager. Similarly, the research received for the commissions of such other client may be useful for the Portfolio.

BROKERAGE COMMISSIONS

         In connection with its portfolio securities transactions for the fiscal years ended December 31, 2002, 2003 and 2004, each Portfolio indicated below paid brokerage commissions as follows:

YEAR ENDED DECEMBER 31, 2002


                                                                                                 PERCENTAGE OF TOTAL
                                                              AMOUNT OF        PERCENTAGE OF          BROKERAGE
                                                              BROKERAGE       TOTAL BROKERAGE        TRANSACTIONS
                                       TOTAL BROKERAGE    COMMISSIONS PAID    COMMISSIONS PAID     EFFECTED THROUGH
PORTFOLIO                              COMMISSIONS PAID       TO LAZARD          TO LAZARD              LAZARD
-------------------------------------  ----------------   ----------------    ----------------    -------------------
Equity Portfolio                        $   379,625            $     -                  -                   -
Mid Cap Portfolio                           143,399                  -                  -                   -
Small Cap Portfolio                       2,419,432                  -                  -                   -
International Equity Portfolio            4,495,732                  -                  -                   -
International Equity Select
  Portfolio                                  19,094                  -                  -                   -
International Small Cap   Portfolio         592,027                  -                  -                   -
Emerging Markets Portfolio                  648,279                  -                  -                   -

YEAR ENDED DECEMBER 31, 2003


                                                                                                 PERCENTAGE OF TOTAL
                                                              AMOUNT OF        PERCENTAGE OF          BROKERAGE
                                                              BROKERAGE       TOTAL BROKERAGE        TRANSACTIONS
                                       TOTAL BROKERAGE    COMMISSIONS PAID    COMMISSIONS PAID     EFFECTED THROUGH
PORTFOLIO                              COMMISSIONS PAID       TO LAZARD          TO LAZARD              LAZARD
-------------------------------------  ----------------   ----------------    ----------------    -------------------
Equity Portfolio                       $    183,371        $         -                  -                   -
Mid Cap Portfolio                           138,963                  -                  -                   -
Small Cap Portfolio                       1,744,721                  -                  -                   -
International Equity Portfolio            2,792,928                  -                  -                   -
International Equity Select
  Portfolio                                  15,326                  -                  -                   -
International Small Cap   Portfolio         501,595                  -                  -                   -
Emerging Markets Portfolio                  704,188              3,515               0.50%               0.20%

YEAR ENDED DECEMBER 31, 2004


                                                                                                 PERCENTAGE OF TOTAL
                                                              AMOUNT OF        PERCENTAGE OF          BROKERAGE
                                                              BROKERAGE       TOTAL BROKERAGE        TRANSACTIONS
                                        TOTAL BROKERAGE   COMMISSIONS PAID    COMMISSIONS PAID     EFFECTED THROUGH
PORTFOLIO                              COMMISSIONS PAID       TO LAZARD          TO LAZARD              LAZARD
-------------------------------------  ----------------   ----------------    ----------------   --------------------
Equity Portfolio                       $     209,249             $   -                  -                   -
U.S. Strategic Equity Portfolio                    -                 -                  -                   -
Mid Cap Portfolio                            202,608                 -                  -                   -
Small Cap Portfolio                        2,271,299               850               0.04%               0.07%
International Equity Portfolio                     -                 -                  -                   -
International Equity Select
  Portfolio                                        -                 -                  -                   -
International Small Cap   Portfolio          946,205               386               0.04                0.04
Emerging Markets Portfolio                 1,596,015                                 0.04                0.07

         The aggregate amount of transactions during the fiscal year ended December 31, 2004 in securities effected on an agency basis through a broker for, among other things, research services, and the commissions and concessions related to such transactions were as follows:



PORTFOLIO                                              TRANSACTION AMOUNT              COMMISSIONS AND CONCESSIONS
-------------------------------------------------  -----------------------------  ------------------------------------
Equity Portfolio                                        $  159,011,493                          $  209,249
Mid Cap Portfolio                                          135,635,812                             202,608
Small Cap Portfolio                                      1,085,841,841                           2,271,299
International Equity Portfolio                           2,502,245,544                           3,758,227
International Equity Select Portfolio                                -                               1,516
International Small Cap Portfolio                          612,447,038                             946,205
Emerging Markets Portfolio                                 504,388,027                           1,596,015


                        HOW TO BUY AND HOW TO SELL SHARES

         GENERAL. The minimum initial investment for each Portfolio is $10,000 for Open Shares (except for Bond Portfolio, which only offers Institutional Shares), unless the investor is a client of a securities dealer or other institution which has made an aggregate minimum initial purchase for its clients of at least $10,000, and $1,000,000 for Institutional Shares. The minimum investment requirements may be waived or lowered for investments effected through banks and other institutions that have entered into special arrangements with the Fund or the Distributor and for investments effected on a group basis by certain other entities and their employees, such as pursuant to a payroll deduction plan. The Fund reserves the right to change or waive the minimum initial, and subsequent, investment requirements at any time.

         Securities dealers and other institutions effecting transactions in Portfolio shares for the accounts of their clients may charge their clients direct fees in connection with such transactions. The Fund and the Distributor reserve the right to reject any purchase order. All funds will be invested in full and fractional shares. Stock certificates will not be issued.

         Shares of each Portfolio may be purchased in exchange for securities which are permissible investments of that Portfolio, subject to the Investment Manager's determination that the securities are acceptable. Securities accepted in exchange for Portfolio shares will be valued at the mean between their bid and asked quotations. In addition, securities accepted in exchange for Portfolio shares are required to be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable (and not established only by valuation procedures), as evidenced by a listing on the American Stock Exchange, the NYSE, The NASDAQ Stock Market, a recognized non-U.S. exchange or non-NASDAQ listing with at least two market makers.

         PURCHASES THROUGH THE TRANSFER AGENT. Orders for Portfolio shares will become effective at the net asset value per share next determined after receipt by the Transfer Agent or other agent of a check drawn on any member of the Federal Reserve System or after receipt by the Custodian or other agent of a bank wire or Federal Reserve Wire. Checks must be payable in United States dollars and will be accepted subject to collection at full face value.

         By investing in a Portfolio, a shareholder appoints the Transfer Agent, as agent, to establish an open account to which all shares purchased will be credited, together with any dividends and capital gain distributions that are paid in additional shares.

         PURCHASES THROUGH A LAZARD BROKERAGE ACCOUNT. Shares of all of the Portfolios are sold by the Distributor only to customers of the Distributor without a sales charge, on a continuous basis at the net asset value of the Portfolio next determined after receipt of a purchase order by the Distributor. Payments must be made to Lazard by the settlement date. Because the Distributor does not forward investors' funds until the business day on which the order is settled, it may benefit from temporary use of these funds. Please contact your Lazard account representative for specific instructions on how to purchase Portfolio shares through your Lazard brokerage account.

         SERVICE AGENTS. The Fund has authorized one or more brokers and other financial intermediaries ("Service Agents") to accept on its behalf purchase and redemption orders. Service Agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when a Service Agent or, if applicable, a Service Agent's authorized designee, accepts the order. Customer orders will be priced at the respective Portfolio's net asset value next computed after such orders are accepted by a Service Agent or its authorized designee. Service Agents may charge their clients fees which would not apply to shares purchased through the Distributor.

         REDEMPTION FEE. Each Portfolio will impose a redemption fee equal to 1.00% of the net asset value of shares acquired by purchase or exchange on or after April 22, 2002 and redeemed or exchanged within 30 days after such shares were acquired. This fee will be calculated based on the shares' net asset value at redemption and deducted from the redemption proceeds. The fee will be retained by the Portfolio and used primarily to offset the transaction costs that short-term trading imposes on the Portfolio and its remaining shareholders. The redemption fee will not apply to shares acquired through the reinvestment of dividends or distributions. For purposes of calculating the 30-day holding period, the Fund will first redeem shares acquired through the reinvestment of dividends or distributions and then will employ the "first in, first out" method, which assumes that the shares redeemed or exchanged are the ones held the longest. In addition, no redemption fee will be charged on the redemption or exchange of shares purchased through certain omnibus account and other service arrangements established by Service Agents and approved by the Distributor. The redemption fee may be waived, modified or terminated at any time, or from time to time.

         REDEMPTION COMMITMENT. The Fund has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of a Portfolio's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. In the case of requests for redemption in excess of such amount, the Fund's Board of Directors reserves the right to make payments, in whole or in part in portfolio securities or other assets of the Portfolio in cases of emergency or at any time that the

Investment Manager believes a cash distribution would impair the liquidity of the Portfolio to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Portfolio's investments are valued. If the recipient sold such securities, brokerage charges might be incurred.

         SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended, or the date of payment postponed: (a) during any period when the NYSE is closed (other than customary weekend and holiday closings); (b) when trading in the markets the Portfolio ordinarily utilizes is restricted, or when an emergency exists as determined by the Commission so that disposal of the Portfolio's investments or determination of its net asset value is not reasonably practicable; or (c) for such other periods as the Commission by order may permit to protect the Portfolio's shareholders.

                         DISTRIBUTION AND SERVICING PLAN
                               (OPEN SHARES ONLY)

         Open Shares are subject to a Distribution and Servicing Plan adopted by the Fund's Board of Directors pursuant to Rule 12b-1 (the "Rule") adopted by the Commission under the 1940 Act which provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. Pursuant to the Distribution and Servicing Plan, the Fund pays the Distributor for advertising, marketing and distributing each Portfolio's Open Shares, and for the provision of certain services to the holders of Open Shares, a fee at the annual rate of .25% of the average daily net assets of the Portfolio's Open Shares. The Distributor may make payments to Service Agents for providing these services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The fee payable for such services is intended to be a "service fee" as defined in Conduct Rules of the NASD. The Distributor may make payments to third parties in respect of these services. From time to time, the Distributor may defer or waive receipt of fees under the Distribution and Servicing Plan while retaining the ability to be paid by the Fund under the Distribution and Servicing Plan thereafter. The fees payable under the Distribution and Servicing Plan are payable without regard to actual expenses incurred. The Fund's Board of Directors believes there is a reasonable likelihood that the Distribution and Servicing Plan will benefit each Portfolio and holders of Open Shares.

         A quarterly report of the amounts expended under the Distribution and Servicing Plan, and the purposes for which such expenditures were incurred, must be made to the Board of Directors for its review. The Distribution and Servicing Plan provides that it may not be amended to increase materially the costs which holders of Open Shares of a Portfolio may bear without such shareholders' approval and that other material amendments of the Distribution and Servicing Plan must be approved by the Board of Directors and by the Independent Directors of the Fund and have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or in any agreements entered into in connection with the Distribution and Servicing Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution and Servicing Plan is subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Distribution and Servicing Plan. As to each Portfolio, the Distribution and Servicing Plan may be terminated at any time by vote of a majority of the Independent Directors and have no direct or indirect financial interest in the operation of the Distribution and Servicing Plan or in any agreements entered into in connection with the Distribution and Servicing Plan, or by vote of the holders of a majority of such Portfolio's Open Shares.

         Prior to April 1, 2004, Lazard was the Fund's distributor. For the fiscal year ended December 31, 2004, the Portfolios paid Lazard and the Distributor in the aggregate the amounts set forth below with respect to their Open Shares under the Distribution and Servicing Plan:


                                               AMOUNT PAID UNDER DISTRIBUTION
                                                       AND SERVICING
                                                    PLAN FOR FISCAL YEAR
    PORTFOLIO                                     ENDED DECEMBER 31, 2004
    ---------------------------------------    ------------------------------
    Equity Portfolio                                   $   49,281
    Mid Cap Portfolio                                      54,192
    Small Cap Portfolio                                   124,902
    International Equity Portfolio                        231,951
    International Equity Select Portfolio                  16,639
    International Small Cap Portfolio                      56,540
    Emerging Markets Portfolio                             55,787
    Bond Portfolio                                          8,851
    High Yield Portfolio                                   10,192


As U.S. Strategic Equity Portfolio is a new Portfolio, no information is available as of the date of this Statement of Additional Information.

                           DIVIDENDS AND DISTRIBUTIONS

         The Fund intends to declare as a dividend on the outstanding shares of each of Bond and High Yield Portfolios, substantially all of the Portfolio's net investment income at the close of each business day to shareholders of record as of the close of regular trading on the NYSE. Net investment income for a Saturday, Sunday or holiday will be included in the dividend declared on the previous business day. Dividends declared on the shares of Bond and High Yield Portfolios ordinarily will be paid on the last business day of each month. Shareholders who redeem all their shares of any of these Portfolios prior to a dividend payment date will receive, in addition to the redemption proceeds, any dividends that are declared but unpaid through the date of their redemption. Shareholders of any of these Portfolios who redeem only a portion of their shares will receive all dividends declared but unpaid on those shares on the next dividend payment date.

         Dividends from net investment income on Equity, U.S. Strategic Equity, Mid Cap, Small Cap, International Equity, International Equity Select, International Small Cap and Emerging Markets Portfolios generally will be declared and paid at least annually, and may be declared and paid more frequently.

         Dividends for each Class of a Portfolio will be calculated at the same time and in the same manner and will be of the same amount, except that certain expenses will be borne exclusively by one Class and not by the other, such as fees payable under the Distribution and Servicing Plan. Open Shares will receive lower per share dividends than Institutional Shares because of the higher expenses borne by Open Shares.

         Investment income for a Portfolio includes, among other things, interest income, accretion of market and original issue discount and amortization of premium and, in the case of Equity, U.S. Strategic Equity, Mid Cap, Small Cap, International Equity, International Equity Select, International Small Cap and Emerging Markets Portfolios, would include dividends.

         With respect to all of the Portfolios, net realized capital gains, if any, will be distributed at least annually, and may be declared and paid more frequently. If a dividend check mailed to a shareholder who elected to receive dividends and/or capital gain distributions in cash is returned as undeliverable by the postal or other delivery service, such shareholder's distribution option automatically will be converted to all dividends and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                    TAXATION

         Management believes that each Portfolio has qualified for the most recent fiscal year as a "regulated investment company" under Subchapter M of the Code. It is intended that each such Portfolio will continue to so qualify as a regulated investment company, if such qualification is in the best interests of its shareholders. Each Portfolio will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies generally will be applied to each Portfolio separately, rather than to the Fund as a whole. As a regulated investment company, a Portfolio will pay no federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Portfolio must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders and meet certain asset diversification and other requirements. If the Portfolio did not qualify as a regulated investment company, it would be treated, for tax purposes, as an ordinary corporation subject to federal income tax. The term "regulated investment company" does not imply the supervision of management of investment practices or policies by any government agency.

         Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the investor's cost of those shares. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated in the Prospectus. In addition, the Code provides that if a shareholder holds shares of a Portfolio for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

         Corporate shareholders of Equity, U.S. Strategic Equity, Mid Cap and Small Cap Portfolios will be eligible for the dividends-received deduction on the dividends (excluding the net capital gain dividends) paid by the Portfolio, to the extent that the Portfolio's income is derived from certain dividends received from domestic corporations. A corporation's dividends-received deduction will be disallowed unless the corporation holds shares in the Portfolio for 46 days or more during the 90-day period commencing 45 days before the shares become ex-dividend. Furthermore, a corporation's dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Portfolio is financed with indebtedness. It is anticipated that distributions from the Portfolios, except Equity, U.S. Strategic Equity, Mid Cap and Small Cap Portfolios will not qualify for the dividends-received distribution. Each year the Fund will notify shareholders of the federal income tax status of distributions.

         Bond and High Yield Portfolios may invest in REMICs. Interests in REMICs are classified as either "regular" interests or "residual" interests. Under the Code, special rules apply with respect to the treatment of a portion of the Portfolio's income from REMIC residual interests. (Such portion is referred to herein as "Excess Inclusion Income.") Excess Inclusion Income generally cannot be offset by net operating losses and, in addition, constitutes unrelated business taxable income to entities which are subject to the unrelated business income tax. The Code provides that a portion of Excess Inclusion Income attributable to REMIC residual interests held by regulated investment companies such as the Portfolios shall, pursuant to regulations, be allocated to the shareholders of such regulated investment company in proportion to the dividends received by such shareholders. Accordingly, shareholders of Bond and High Yield Portfolios generally will not be able to use net operating losses to offset such Excess Inclusion Income. In addition, if a shareholder of one of the Portfolios is an entity subject to the unrelated business income tax (including a qualified pension plan, an IRA, a 401(k) plan, a Keogh plan, or another tax-exempt entity) and is allocated any amount of Excess Inclusion Income, such a shareholder may be required to file a return and pay a tax on such Excess Inclusion Income even though a shareholder might not have been required to pay such tax or file such return absent the receipt of such Excess Inclusion Income. The Investment Manager anticipates that only a small portion, if any, of the assets of Bond and High Yield Portfolios will be invested in REMIC residual interests. Accordingly, the amount of Excess Inclusion Income, if any, received by the Portfolios and allocated to their shareholders should be quite small. Shareholders that are subject to the unrelated business income tax should consult their own tax adviser regarding the treatment of their income derived from the Portfolios.

         Except as discussed above with respect to Excess Inclusion Income, a dividend or capital gains distribution with respect to shares held by a tax-deferred or qualified plan, such as an IRA, 403(b)(7) retirement plan or corporate pension or profit sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the income earned by the qualified plan.

         Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies and non-U.S. dollar denominated securities (including debt instruments and certain futures or forward contracts and options) may be treated as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Finally, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

         Gain or loss, if any, realized by a Portfolio from certain financial futures or forward contracts and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such Section 1256 contract as well as from closing transactions. In addition, any Section 1256 contracts remaining unexercised at the end of the Portfolio's taxable year will be treated as sold for its then fair market value, resulting in additional gain or loss to such Portfolio.

         Offsetting positions held by a Portfolio involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute "straddles." To the extent the straddle rules apply to positions established by the Portfolio, losses realized by the Portfolio may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Portfolio may constitute "mixed straddles." The Portfolio may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

         If a Portfolio either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures or forward contract, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Portfolio generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Portfolio enters into the financial position or acquires the property, respectively.

         If a Portfolio enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other regulated investment companies, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly by the Portfolio during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-through entities.

         Investment by a Portfolio in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Portfolio to recognize income prior to the receipt of cash payments. For example, the Portfolio could be required each year to accrue a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, the Portfolio may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy the distribution requirements.

         Certain Portfolios may invest in an entity that is classified as a "passive foreign investment company" ("PFIC") for federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain federal income taxes on the Portfolios. In addition, gain realized from the sale or other disposition of PFIC securities held beyond the end of the Portfolio's taxable year may be treated as ordinary income.

         Income received by a Portfolio from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance, since the amount of each Portfolio's assets to be invested in various countries is not known.

         If you are neither a resident nor a citizen of the United States, or if you are a foreign entity, the Portfolio's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies; provided, however, that for taxable years of the Portfolio beginning after December 31, 2004, but not beginning after December 31, 2007, your interest-related dividends and short-term capital gain dividends from the Portfolio generally will not be subject to such U.S. withholding tax if the Fund receives prescribed certifications from you as to your non-U.S. status.

         If more than 50% of the value of a Portfolio's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Portfolio may elect to "pass through" to its shareholders the amount of foreign income taxes paid by the Portfolio. Pursuant to such election, shareholders would be required: (i) to include in gross income, even though not actually received, their respective pro rata shares of the foreign taxes paid by the Portfolio; (ii) treat their income from the Portfolio as being from foreign sources to the extent that the Portfolio's income is from foreign sources; and (iii) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

         It is anticipated that each of International Equity, International Equity Select, International Small Cap and Emerging Markets Portfolios, will be operated so as to meet the requirements of the Code to "pass through" to shareholders of the Portfolio credits for foreign taxes paid, although there can be no assurance that these requirements will be met. Each shareholder will be notified within 45 days after the close of each taxable year of the Portfolio whether the foreign taxes paid by the Portfolio will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share of (i) the foreign taxes paid, and (ii) the Portfolio's gross income from foreign sources. Of course, shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.

         The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Portfolios and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Portfolios' activities or to discuss state and local tax matters affecting the Portfolios.

                             PERFORMANCE INFORMATION

         Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

         Total return is calculated by subtracting the amount of the relevant Portfolio's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

         Current yield is computed pursuant to a formula which operates as follows: The amount of the relevant Portfolio's expenses accrued for the 30-day period (net of reimbursements) is subtracted from the amount of the dividends and interest earned (computed in accordance with the regulatory requirements) by the Portfolio during the period. That result is then divided by the product of:
(a) the average daily number of the Portfolio's shares outstanding during the period that were entitled to receive dividends, and (b) the net asset value per share on the last day of the period less any undistributed earned income per share reasonably expected to be declared as a dividend shortly thereafter. The quotient is then added to 1, and that sum is raised to the 6th power, after which 1 is subtracted. The current yield is then arrived at by multiplying the result by 2.

         A Portfolio's yield and total return are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities held by such Portfolio, its average portfolio maturity and its expenses. Yield and total return information is useful in reviewing a Portfolio's performance and such information may provide a basis for comparison with other investments but such information may not provide a basis for comparison with certificates of deposit, which pay a fixed rate of return, or money market funds, which seek a stable net asset value. Investment return and principal value of an investment in a Portfolio will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         Performance of each Class will be calculated separately and will take into account any applicable distribution and service fees. As a result, at any given time, the performance of Open Shares should be expect to be lower than that of Institutional Shares.

              ADDITIONAL INFORMATION ABOUT THE FUND AND PORTFOLIOS

         As of February 1, 2005, the following shareholders owned beneficially or of record 5% or more of the indicated Portfolio's outstanding shares:

                                                      PERCENTAGE OF TOTAL
NAME AND ADDRESS                                INSTITUTIONAL SHARES OUTSTANDING
----------------                                --------------------------------

EQUITY PORTFOLIO

Citigroup Global Markets Inc.
388 Greenwich Street
New York, NY  10013                                             17%

Lazard Freres & Co. LLC
Lazard Freres & Co. LLC Employees
Savings Plan
30 Rockefeller Plaza
New York, NY  10112                                             13%

Lazard Freres & Co. LLC
Lazard Freres & Co. LLC Employees
Employee Pension Trust
30 Rockefeller Plaza
New York, NY  10112                                              9%

Lazard Freres & Co. LLC
Iron Workers Local 40 361 &
417 Topping Out Fund Joint Board of Trustees
583 Route 32
Wallkill, NY 12589-2708                                          6%

Fleet National Bank TTEE for
the International Union
Of Operating Engineers Local 57 Annuity
P.O. Box 92750
Rochester, NY 14692-8850                                         5%

U.S. STRATEGIC EQUITY PORTFOLIO

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112                                              67%

Lazard Asset Management LLC
Gerald B. Mazzari
30 Rockefeller Plaza
New York, NY 10112                                              17%

MID CAP PORTFOLIO

Lazard Freres & Co. LLC
Sprinkler Industry
30 Rockefeller Plaza
New York, NY  10112                                             44%

Northern Trust Company, Trustee
FBO Advocate-DV
P.O. Box 92994
Chicago, IL 60675                                               13%

Suntrust Bank, Trustee
Suntrust Bank Inc. 401k Plan
P.O. Box 4655, Dept. 210
Atlanta, GA 30302                                                8%

Lazard Freres & Co. LLC
Lazard Freres & Co. LLC Employees
30 Rockefeller Plaza
New York, NY  10112                                              5%

SMALL CAP PORTFOLIO

Northern Trust Company, Trustee
FBO ITT Industries Master Retirement Trust
P.O. Box 92956
Chicago, IL 60675                                               22%

Ohio Public Employees Deferred
250 Civic Center Drive, Suite 350
Columbus, OH  43215                                             12%

Boston & Co. Nominee
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA  15320                                           10%

Lazard Freres & Co. LLC
Vermont Municipal Employees Retirement System
30 Rockefeller Plaza
New York, NY 10112                                               6%

Lazard Freres & Co. LLC
Soft Drink Worker Union Local 812
188 Summerfield Street
Scarsdale, NY 10583                                              5%

INTERNATIONAL EQUITY PORTFOLIO

Savings Plan for the Employees and Partners of
PriceWaterhouseCoopers LLP
One Wall Street-12th Floor
New York, NY 10286-0001                                          7%

INTERNATIONAL EQUITY SELECT PORTFOLIO

Chase Manhattan Bank Cust FBO
Retirement PL Non Legal Employees
Of Simpson Thacher & Bartlett
3 Metrotech Center 6th Floor
Brooklyn, NY 11245                                               5%

INTERNATIONAL SMALL CAP PORTFOLIO

Lazard Asset Management LLC as Agent for
Oregon Investment Council
30 Rockefeller Plaza
New York, NY  10112                                             19%

State Street Bank, Trustee
Mississippi Public Employees Retirement System
1 Enterprise Drive
Quincy, MA  02171                                               10%

Northern Trust Company Custodian FBO
Public School Teachers Pension Fund of Chicago
P.O. Box 92956
Chicago, IL  60675                                               8%

American Airlines, Inc.
Master Fixed Benefit Trust
4333 Amon Carter Blvd, #2450
Fort Worth, TX 76155-2664                                        5%

EMERGING MARKETS PORTFOLIO

Lazard Asset Management LLC as Agent
Oregon Investment Council
30 Rockefeller Plaza
New York, NY  10112                                             16%

Savings Plan for Employees & Partners of
PricewaterhouseCoopers LLP
1 Wall Street-12th Floor
New York, NY 10286-0001                                         10%

Merrill Lynch For The Sole Benefit of
Its Customers
4800 Deer Lake Dr. East 2nd Fl.
Jacksonville, FL 32246-6486                                      9%

Northern Trust Company Custodian FBO
Public School Teachers Pension Fund of Chicago
P.O. Box 92956
Chicago, IL  60675                                               8%

Lockheed Martin Corporation
Master Retirement Trust
Lockheed Martin Investment Management Co.
6750 Rockledge Drive, Suite 550
Bethesda, MD  20817                                              6%

Retirement Benefit Accumulation Pl For Employees
Of PricewaterhouseCoopers LLP
Bank of New York Cust Attn: Y Smith
1 Wall Street Floor 12th
New York, NY 10286-0001                                          6%

BOND PORTFOLIO

Lazard Freres & Co. LLC
Employees Pension Trust
30 Rockefeller Plaza
New York, NY  10112                                             20%

Lazard Freres & Co. LLC
Health Fund 917
22 North Tyson Avenue
Floral Park, NY  11001                                           5%

Lazard Freres & Co. LLC
Christ Church Cumulative
Endowment Fund
520 Park Avenue
New York, NY 10021                                               5%

HIGH YIELD PORTFOLIO

Mac & Co. IBWF8440002
Mutual Funds Operations TC
P.O. Box 3198
Pittsburgh, PA 15230-3198                                       24%

Lazard Freres & Co. LLC
Employee Security Fund of the
Electrical Products Industry Pension Plan
30 Rockefeller Plaza
New York, NY 10112                                               8%

North Dakota Board of University & School Lands
P.O. Box 5523
Bismarck ND 58506-5523                                           6%

The Bernard Heller Foundation
1621 Bushgrove Ave
Westlake Village, CA 91361                                       6%


                                                        PERCENTAGE OF TOTAL
NAME AND ADDRESS                                      OPEN SHARES OUTSTANDING
-----------------                                     -----------------------

EQUITY PORTFOLIO

Prudential Retirement Insurance & Annuity Co.
280 Trumbull Street
Hartford, CT  06103                                             65%

MID CAP PORTFOLIO

Prudential Retirement Insurance & Annuity Co.
280 Trumbull Street
Hartford, CT  06103                                             44%

Nationwide Trust Company, Custodian
FBO IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH  43219                                             31%

SEI Trust Co.
c/o First Tennessee Bank
1 Freedom Valley Drive
Oaks, PA 19456                                                   5%

SMALL CAP PORTFOLIO

Prudential Retirement Insurance & Annuity Co.
280 Trumbull Street
Hartford, CT  06103                                             34%

Nationwide Life Insurance, QVPA
c/o IPO Portfolio Account
P.O. Box 182029
Columbus, OH  43218                                             16%

Nationwide Life Ins NWVA
C/O IPO Port Acct
P.O. Box 182029
Columbus, OH 43218-2029                                          6%

INTERNATIONAL EQUITY PORTFOLIO

Prudential Retirement Insurance & Annuity Co.
P.O. Box 2975
Hartford, CT  06103                                             30%

Merrill Lynch for the Sole
Benefit of its Customers
4800 Deer Lake Drive East
Jacksonville, FL  32246                                         25%

Charles Schwab & Co. Inc.
Special Custody Account
for the Benefit of its Customers
101 Montgomery Street
San Francisco, CA  94104                                        11%

ING National Trust
151 Farmington Ave
Hartford, CT 06156                                               5%

INTERNATIONAL EQUITY SELECT PORTFOLIO

Charles Schwab & Co. Inc.
Special Custody Account
for the Benefit of its Customers
101 Montgomery St.
San Francisco, CA 94104                                         55%

Lazard Freres & Co. LLC
Mary M. Gilbreth
30 Rockefeller Plaza
New York, NY 10112                                               6%

INTERNATIONAL SMALL CAP PORTFOLIO

Charles Schwab & Co. Inc.
Special Custody Account for the benefit
of its Customers 101 Montgomery St.
San Francisco, CA 94104                                         30%

National Investor Services
55 Water Street 32nd Floor
New York, NY 10041                                              22%

EMERGING MARKETS PORTFOLIO

Charles Schwab & Co., Inc.
Special Custody Account
for the Benefit of Customers
101 Montgomery Street
San Francisco, CA  94104                                        18%

Bear Stearns Securities Corp.
1 Metrotech Center North
Brooklyn, NY  11201                                             12%

National Investor Services
55 Water Street 32nd Floor
New York, NY 10041                                               6%

HIGH YIELD PORTFOLIO

National Investor Services
55 Water Street 32nd Fl
New York NY 10041-0028                                          15%

Lazard Freres & Co. LLC
OCF Foundation Inc.
30 Rockefeller Plaza
New York, NY  10112                                             10%

State Street Bank & Trust Company
Custodian for IRA
for the benefit of Richard J. Urowsky
125 Broad Street
New York, NY 10004                                               7%

Lehman Brothers, Inc.
70 Hudson Street, 7th Floor
Jersey City, NJ 07302                                            6%

Lazard Freres & Co. LLC
Patricia N. McEntee
30 Rockefeller Plaza
New York, NY  10112                                              5%

         A shareholder who beneficially owns, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.

         Certain of the shareholders are investment management clients of the Investment Manager that have entered into agreements with the Investment Manager pursuant to which the Investment Manager has investment discretion and voting power over any assets held in the clients' accounts, including shares of the Portfolios. For purposes of the list above, the Fund considers the Investment Manager to be a beneficial owner of Portfolio shares held in management accounts on behalf of its investment management clients.

         Generally, all shares have equal voting rights and will be voted in the aggregate, and not by class, except where voting by Class is required by law or where the matter involved affects only one Class. As used in this Statement of Additional Information, the vote of a majority of the outstanding voting securities means, with respect to the Fund or a Portfolio, the vote of the lesser of (i) 67% of the shares represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund or Portfolio, as the case may be, are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund or Portfolio, as the case may be. Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.

         Shareholders are not entitled to any preemptive, subscription or conversion rights and are freely transferable. All shares, when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable by the Fund. Each share of the applicable Class of a Portfolio is entitled to such dividends and distributions out of the income earned on the assets belonging to that Portfolio as are declared in the discretion of the Fund's Board of Directors. In the event of the liquidation of a Portfolio, shares of each Class of the Portfolio are entitled to receive the assets attributable to such Class of that Portfolio that are available for distribution based upon the relative net assets of the applicable Class.

         Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Directors or the appointment of independent auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Director from office. Shareholders may remove a Director by the affirmative vote of two-thirds of the Fund's outstanding voting shares. In addition, the Board of Directors will call a meeting of shareholders for the purpose of electing Directors if, at any time, less than a majority of the Directors then holding office have been elected by shareholders.

         The Fund is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.

         To date, the Board of Directors has authorized the creation of ten Portfolios of shares. All consideration received by the Fund for shares of one of the Portfolios, and all assets in which such consideration is invested, will belong to that Portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one Portfolio would be treated separately from those of the other Portfolios. The Fund has the ability to create, from time to time, new series without shareholder approval.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each portfolio affected by such matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of such portfolio. The Rule exempts the selection of independent auditors and the election of Directors from the separate voting requirements of the rule.

         Each Portfolio will send annual and semi-annual financial statements to its shareholders.

         The Fund's Registration Statement, including the Prospectus, the Statement of Additional Information and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Prospectus or this Statement of Additional Information as to the content of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

         A special service is available to banks, brokers, investment advisers, trust companies and others who have a number of accounts in the Fund. In addition to the regular Statement of Account furnished to the registered holder after each transaction, a monthly summary of accounts can be provided. The monthly summary will show for each account the account number, the month-end share balance and the dividends and distributions paid during the month. For information on the special monthly summary of accounts, contact the Fund.

            COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         Legal matters in connection with the issuance of the shares of the Fund offered hereby have been passed upon by Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982.

         Anchin, Block & Anchin LLP, 1375 Broadway, New York, New York 10018, is the independent registered public accounting firm for the Fund.

                                    APPENDIX

                                Rating Categories
           Description of certain ratings assigned by S&P and Moody's:

S&P

Long-term

AAA

An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C

A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D

An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r

The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

SHORT-TERM

A-1

A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


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B

A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

C

A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S

LONG-TERM

Aaa

Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A

Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


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Ba

Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa.' The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     o    Leading market positions in well-established industries.

     o    High rates of return on funds employed.

     o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     o Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation.


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Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.


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